                             ASSET ACQUISITION AGREEMENT
                                         AND
                                PLAN OF REORGANIZATION



DATE        :      July 31, 1998

BETWEEN     :      Integrated Food Resources, Inc. a Nevada corporation
                   6700 S.W. Sandburg Rd.
                   Tigard, OR 97223                                      "BUYER"

AND         :      Clipper Cubed Corporation, a Nevada corporation
                   2295 Coburg Road, Suite 105
                   Eugene, OR 97401                                     "SELLER"

                                       RECITALS

     A.     Buyer desires to acquire substantially all the assets of Seller.

     B. Seller is willing to sell to Buyer substantially all of its assets pursuant to the terms and conditions of this Agreement and with the understanding and intention that the acquisition of assets will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

     1. AGREEMENT TO SELL AND PURCHASE. Subject to the terms and conditions herein set forth, Seller hereby agrees to sell, assign, transfer, convey and deliver to Buyer and Buyer agrees to purchase and acquire from Seller, the assets, described in the attached Exhibit A which is incorporated by this reference ("Assets").

     2. ASSUMPTION OF LIABILITIES. Buyer shall assume all of Seller's obligations ("Liabilities") described in the attached Exhibit B, which is incorporated by this reference, and shall hold Seller harmless from any liability thereon.

     3. PURCHASE PRICE FOR THE ASSETS. In consideration of the sale, assignment, transfer, conveyance and delivery of the Assets by Seller to Buyer, which Assets are valued at Four Million Dollar ($ 4,000,000), Buyer shall issue to Seller One Million One Hundred Eighty Three Thousand Four Hundred Thirty Two (1,183,432) shares of Buyer's common stock ("Buyer's Shares"), valued at $ 3.38 per share, represented by an appropriate stock certificate or certificates to be delivered to Seller at the Closing, as described in Section 4 herein.


Page 1.  Asset Acquisition Agreement and Plan of Reorganization


                                Exhibit 10.4

     4. CLOSING DATE AND CLOSING. This Agreement shall be closed ("Closing") at the offices of Seller's Counsel, Buyer's Counsel or such other place as is mutually agreed upon by the Parties hereto. Closing shall occur on or before July 31, 1998 ("Closing Date"). On the Closing Date, the Parties, among other things, shall do the following:

            4.1 TRANSFER OF TITLE. Seller shall sell, assign, transfer, convey and deliver to Buyer, the Assets being sold pursuant to this Agreement by appropriate document of transfer, in a form acceptable to Buyer, containing warranties of title, free and clear of encumbrances and security interests (except as otherwise agreed to herein or related to the Liabilities).

            4.2 DELIVERY OF SHARES. Buyer shall deliver to Seller a stock certificate or certificates for Buyer's Shares.

            4.3 MISCELLANEOUS. The Parties shall do all other things at Closing to consummate and effectuate this Agreement, and all other agreements, covenants and conditions set forth herein and therein.

            4.4 FURTHER ACTS. If, at any time after the Closing Date, any further action by any of the Parties to this Agreement is necessary or desirable to carry out the purposes of this Agreement and/or to vest in Buyer full title to the Assets sold hereunder, such party shall take all such necessary or desirable action to cause such action to be taken.

     5. FORMATION OF SUBSIDIARY BY BUYER. As soon a practicable after the Closing Date, Buyer will organize an Oregon corporation as a wholly-owned subsidiary under the name "Clipper Net Corporation"("Subsidiary") to which Buyer will sell, assign, transfer and delivery the Assets acquired hereunder. In addition, the Subsidiary will assume the Liabilities described in Section 2 herein. It is the intention of Buyer to continue the business of the Seller through the Subsidiary and for the Subsidiary to enter into employment agreements with certain management personnel of Seller wherein said management personnel will be allowed sufficient time to wind up the affairs of the Seller, including accounting and tax preparation, liquidation and dissolution.

     6.     DISSOLUTION OF SELLER.   As soon as practicable after the Closing
Date, Seller will prepare, approve and file Articles of Dissolution under the Nevada Business Corporation Act with the intention of distributing to its shareholders Buyer's Shares acquired hereunder.

     7. REPRESENTATIONS AND WARRANTIES BY SELLER. Seller represents and warrants to Buyer as of the date of this Agreement and as of the Closing Date as follows:

            7.1 EXISTENCE/GOOD STANDING. Seller is now and on the Closing Date will be a corporation, duly organized, validly existing and active under the laws of the State of Nevada. Seller has all requisite corporate power and authority to own the Assets, and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in all jurisdictions where it owns or leases property, maintains employees or conducts business.


Page 2.  Asset Acquisition Agreement and Plan of Reorganization

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            7.2    AUTHORIZATION;  VALIDITY AND EFFECT OF AGREEMENTS.  Seller
has the requisite corporate power and authority to execute and deliver this Agreement. The consummation by Seller of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

            7.3 TITLE. Seller owns absolute title to the Assets. On the Closing Date, the same shall be conveyed to Buyer free and clear of all mortgages, liens, pledges, security interests and encumbrances of any nature whatsoever, except as related directly to the Liabilities.

            7.4    COMPLIANCE WITH LAW.   To the best of Seller's knowledge,
Seller has complied with, and is in compliance with, all federal, state, local and foreign laws, rules, ordinances, decrees and orders applicable to the operation if its business or to its owned or leased properties, including, without limitation, applicable environmental, pollution control and land use provisions. Seller has obtained all necessary permits, licenses, variances, exemptions, orders and approvals from federal, state, local and foreign regulatory bodies in order to conduct its business as presently conducted.

            7.5 NO APPROVAL OR NOTICES REQUIRED; NO CONFLICTS. To the best of Seller's knowledge, the execution, delivery and performance of this Agreement and each of the other agreements, exhibits and documents referred to herein or necessary to effectuate this Agreement (collectively, the "Documents" or individually, the "Document"), by Seller and the consummation of the transactions contemplated hereby or thereby will not:

                   7.5.1 Constitute a violation of any provision of applicable law;

                   7.5.2 Require any consent, approval, permit or authorization of any person or governmental authority, except the consents, approvals, permits or authorizations described in the attached Exhibit C, which is incorporated by this reference;

                   7.5.3 Result in a breach of or a default under (with or without the giving of notice or lapse of time), acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel any agreement or other restriction, encumbrance, obligation or liability to which Seller is a party or by which it is bound or to which any of the Assets are subject; or
                   7.5.4 Conflict with or result in a breach of or constitute a default under any provision of Seller's Articles of Incorporation or By-Laws, or of any applicable order, writ, injunction or decree of any court or governmental instrumentality.

            7.6 NO UNDISCLOSED LIABILITIES. Except for the Liabilities, there are no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, applicable to Seller which may have adverse consequences on Buyer. Buyer acknowledges that some of the Liabilities are estimates as of the date of this Agreement, such as accounts payable for which no invoice as yet


Page 3. Asset Acquisition Agreement and Plan of Reorganization has been received by Seller, payroll and payroll taxes, and other payables incurred in the ordinary course of business. Any variance between the actual amount of the Liabilities and any estimates shall not constitute a breach the representations and warranties of Seller in this Agreement.

            7.7 TAXES. Seller has timely filed or will timely file with the appropriate governmental agencies all tax returns, information returns and reports required to have been filed with respect to all periods ending on or before the Closing Date. Seller has paid, or will pay, in full, as of the Closing Date, all taxes, interest, penalties, assessments, deficiencies and other charges ("Taxes"), the non-payment of which could result in the imposition of Taxes on Buyer or the imposition of a lien on or in any of the Assets, or that could otherwise result in a risk of forfeiture of any of the Assets.
Seller has not filed or entered into any election, consent or extension agreement which extends any applicable statute of limitations. Seller has made adequate provisions for all accrued and unpaid Taxes of Seller. To the best of Seller's knowledge, Seller is not a party to any action or proceeding pending or threatened by any governmental authority for assessment or collection of Taxes, no unresolved claims for assessment or collection of such Taxes has been asserted against it, and no audit or investigation by governmental authorities is underway.

            7.8 REPRESENTATIONS IN OTHER DOCUMENTS. The representations and warranties of Seller in all documents executed by Seller in connection with the sale, assignment, transfer, conveyance and delivery by Seller of the Assets and the assumption by the Buyer of the Liabilities are, to the best of Seller's knowledge, true and accurate in all material respects as of the date of such representation and warranty and as of the Closing Date.

            7.9 LEGAL PROCEEDINGS; CLAIMS. There are no claims, actions, suits, arbitrations, proceedings or investigations pending or threatened against Seller, before or by any governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, whether federal, state, local or foreign, or any other person, and there are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which Seller is a party, which relate to either the Assets or the transaction contemplated herein, or which would alone or in the aggregate have a material adverse effect upon the business, business prospects, assets or financial condition of Seller.

            7.10 ACCURACY OF REPRESENTATIONS AND WARRANTIES. No representation or warranty made or to be made by Seller in this Agreement or in any other Document furnished or to be furnished from time to time in connection herewith, contains or will contain any misrepresentation of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Seller which would materially adversely affect, or which would, in the future, materially adversely affect, the business, prospects, assets, property or condition (financial or otherwise) of Seller which has not been set forth in this Agreement, except those facts concerning general economic, legislative, regulatory, or other matters such as may generally impact all businesses of the type operated by Seller.


Page 4.  Asset Acquisition Agreement and Plan of Reorganization

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     8.     REPRESENTATIONS AND WARRANTIES OF BUYER.  Buyer represents and warrants to Seller as of the date of this Agreement and as of the Closing Date as follows:

            8.1 EXISTENCE; GOOD STANDING. Buyer is now and on the Closing Date will be a corporation, duly organized, validly existing and active under the laws of the State of Nevada. Seller has all requisite corporate power and authority to carry on its business as now being conducted and is duly qualified to do business and is in good standing in all jurisdictions where it owns or leases property, maintains employees or conducts business.

            8.2 CAPITALIZATION. The authorized capital stock of Buyer consists of 50,000,000 shares of Class A Common Stock, 50,000,000 of Class B Common Stock and 10,000,000 shares of preferred stock, par value $0.001 (collectively "Shares"). As of the date of this Agreement, there are 16,084,663 shares of Class A Common Stock issued and outstanding and 6,667 shares of Series A Convertible Preferred Stock issued and outstanding. All issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. Except as set forth herein,
(i) Buyer is not a party to or bound by any written or oral contract or agreement which grants to any person an option, warrant or right of first refusal or other right of any character to acquire at any time, or upon the happening of any stated events. any shares of or interest in Buyer, whether or not presently authorized, issued or outstanding, and (ii) there are outstanding
(a) no other shares of capital stock or other voting securities of Buyer, (b) no securities of Buyer or any of its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of Buyer, (c) no options or other rights to acquire from Buyer or any of its subsidiaries, and no obligation of Buyer or any of its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Buyer, and (d) no equity equivalents, interests in the ownership or earnings of Buyer or any of its subsidiaries or other similar rights. Upon issuance of the Buyer's Shares, such Buyer's Shares shall be duly authorized, validly issued, fully paid, non-assessable, and free of preemptive rights.

            8.3 AUTHORIZATION: VALIDITY AND EFFECT OF AGREEMENTS. Buyer has the requisite corporate power and authority to execute and deliver this Agreement. The consummation by Buyer of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

            8.4 NO APPROVAL OR NOTICES REQUIRED; NO CONFLICTS. To the best of Buyer's knowledge, the execution, delivery and performance of this Agreement and each of the other agreements, exhibits and documents referred to herein or necessary to effectuate this Agreement (collectively, the "Documents" or individually, the "Document"), by Seller and the consummation of the transactions contemplated hereby or thereby will not:


Page 5.  Asset Acquisition Agreement and Plan of Reorganization
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                   8.4.1  Constitute a violation of any provision of applicable law;

                   8.4.2 Require any consent, approval, permit or authorization of any person or governmental authority;

                   8.4.3 Result in a breach of or a default under (with or without the giving of notice or lapse of time), acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel any agreement or other restriction, encumbrance, obligation or liability to which Buyer is a party; or

                   8.4.4 Conflict with or result in a breach of or constitute a default under any provision of Buyer's Articles of Incorporation or By-Laws, or of any applicable order, writ, injunction or decree of any court or governmental instrumentality.

            8.5 REPRESENTATIONS IN OTHER DOCUMENTS. The representations and warranties of Buyer in all documents executed by Buyer in connection with the sale, assignment, transfer, conveyance and delivery of the Assets and the assumption by Buyer of the Liabilities are, to the best of Buyer's knowledge, are true and accurate in all material respects as of the date of such representation and warranty and as of the Closing Date.

            8.6 ACCURACY OF REPRESENTATIONS AND WARRANTIES. No representation or warranty made or to be made by Buyer in this Agreement or in any other Document furnished or to be furnished from time to time in connection herewith contains or will contain any misrepresentation of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Buyer which materially adversely affects, or which would in the future materially adversely affect the ability of Buyer to perform its obligations under this Agreement which has not been set forth in this Agreement, except those factors concerning general economic, legislative, regulatory or other matters such as may generally impact all businesses of the type conducted by Buyer.

     9. COVENANTS. Buyer and Seller each covenant and agree with the others to perform and observe the following covenants:

            9.1 COOPERATION. The Buyer and Seller each will fully cooperate with the other and with the others' counsel and accountants in connection with any steps required to be taken as part of its obligations under this Agreement. The Buyer and Seller will use their respective best efforts to cause all conditions to this Agreement to be satisfied as promptly as possible and to obtain all consents and approvals necessary for its due and punctual performance of this Agreement and for the satisfaction of the conditions hereof on its part to be satisfied. Neither the Buyer nor the Seller shall undertake any course of action inconsistent with this Agreement or which would make any representations, warranties or agreements made by it in this Agreement untrue or render any conditions precedent to this Agreement unable to be satisfied at or prior to the Closing Date.


Page 6.  Asset Acquisition Agreement and Plan of Reorganization

            9.2 PUBLICITY. The initial press release relating to this Agreement shall be a joint press release and thereafter the Buyer and Seller shall consult with each other, and use reasonable efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby.

     10. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. The obligations of Buyer to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it at or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which may be expressly waived in writing by Buyer:

            10.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH COVENANTS. The representations and warranties of Seller contained herein shall have been true in all material respects when made and shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date. Seller shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed and complied with by it or by them at or prior to the Closing Date.

            10.2 OPINION OF COUNSEL FOR SELLER. Buyer shall have received an opinion letter of counsel from counsel for Seller, dated the Closing Date, substantially in the form attached hereto as Exhibit D.

            10.3 LEGAL PROCEEDINGS. No order of any court or administrative agency shall be in effect which enjoins, restrains or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding shall be pending or threatened which would enjoin, restrain or prohibit consummation of this Agreement.

            10.4 TITLE. Seller shall have supplied to Buyer evidence satisfactory to Buyer establishing Seller's good and marketable title to the Asset, free and clear of all liens, mortgages, pledges, deeds of trust, security interests, conditional sales agreements, charges, encumbrances and other adverse claims or interests of any kind, except encumbrances arising out of the Liabilities assumed by Buyer under Section 2.

            10.5 APPROVALS AND CONSENTS. All consents, approvals, permits and authorizations described in Exhibit C, which are necessary for the consummation of the transactions contemplated hereby, shall have been obtained, including but not limited to the assumption by Buyer, of the Liabilities described in Section 2.

     11. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligations of Seller perform and observe the covenants, agreements and conditions hereof to be performed and observed by it at or before the Closing Date shall be subject to the satisfaction of the following conditions, any of which it may expressly waive in writing:


Page 7.  Asset Acquisition Agreement and Plan of Reorganization
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            11.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES.  The
representations and warranties of Buyer contained herein shall have been true in all material respects when made and shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except as affected by transactions contemplated hereby, and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

            11.2 PERFORMANCE OF AGREEMENT. Buyer shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions contained in this Agreement to be performed and complied with by it at or prior to the Closing Date.

            11.3 APPROVALS AND CONSENTS. All approvals and consents from third parties which are necessary for the consummation of the transactions contemplated hereby shall have been obtained.

            11.4 OPINION OF COUNSEL FOR BUYER. Seller shall have received an opinion of counsel for Buyer, dated the Closing Date, substantially in the form of Exhibit E hereto.

            11.5 LEGAL PROCEEDINGS. No order of any court or administrative agency shall be in effect which enjoins, restrains or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding shall be pending or threatened which would enjoin, restrain or prohibit consummation of this Agreement.

     12.    SURVIVAL AND INDEMNIFICATION

            12.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement shall survive the Closing Date of this Agreement. Any party learning of a misrepresentation or breach of warranty under this Agreement shall as soon as practicable give notice in writing thereof to the other party to this Agreement.

            12.2 INDEMNIFICATION OF BUYER. Seller agree to defend, indemnify and hold Buyer, its successors and assigns harmless from and against:

                   12.2.1 Any and all claims, liabilities, and obligations of any kind and description, contingent or otherwise, including attorney's fees and expenses of litigation, known or should have been known, arising out of or related to the Seller's right, title and interest in the Assets, including but not limited to any taxes, interest and penalties assessed against Seller in relation to Seller's right, title and interest in the Assets.

                   12.2.2 If any claim is asserted against Buyer which would give rise to a claim by Buyer against Seller for indemnification under the provisions of this section, Buyer shall promptly give written notice to Seller and Shareholders concerning such claim, and Seller shall, at no expense to Buyer, defend the claim, to the point of nonappealable final judgment. If Seller fails to take steps


Page 8. Asset Acquisition Agreement and Plan of Reorganization to defend said claim within ten (10) days of Buyer providing written notice of said claim, or if Seller and fails to sooner defend said claim when the nature of the claim or date of service requires immediate defensive action, or if Seller at any time abandons defense of such a claim, Buyer may undertake or continue the defense of any such claims, with counsel of its own choosing, and shall be entitled to indemnity from Seller for all costs of such defense, including but not limited to, reasonable attorney's fees, court costs and incidental expenses of litigation. If Buyer becomes entitled to payment of indemnity pursuant to this section, Seller shall immediately pay to Buyer the amount of said indemnity claim. Buyer shall not be entitled to indemnity from Seller except for the obligations to defend set forth in this section, unless and until Buyer has actually paid a claim, debt or other liability giving rise to a right of indemnity under this section, or has incurred a legal obligation to do so. In such event, Buyer shall be entitled to interest from Seller at the rate of twelve (12%) percent per annum from the date of said payment until the indemnity claim is paid.

            12.3 INDEMNIFICATION OF SELLER. Buyer agrees to defend, indemnify and hold Seller harmless from and against:

                   12.3.1 Any and all claims, liabilities and obligations of every kind and description, contingent or otherwise, including attorney's fees and expenses of litigation, known or unknown, arising out of or relating to Buyer's acquisition of the Assets.

                   12.3.2 Any and all damages, claims, obligations or deficiencies of any kind and description, contingent or otherwise, including attorney's fees and expenses of litigation, known or should have been known, resulting from any misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Buyer under this Agreement or any Document.

                   12.3.3 If any claim is asserted against Seller which would give rise to a claim by Seller against Buyer for indemnification under the provisions of this section, Seller shall promptly give notice to Buyer concerning such claim, and Buyer shall, at no expense to Seller, defend the claim, to the point of nonappealable final judgment. If Buyer fails to take steps to defend said claim within ten (10) days of Seller providing written notice of said claim, or if Buyer fails to sooner defend said claim when the nature of the claim or date of service requires immediate defensive action, or if Buyer at any time abandons defense of such a claim, Seller may undertake or continue the defense of any such claims with counsel of their own choosing, and shall be entitled to indemnity from Buyer for all costs of such defense, including but not limited to, reasonable attorney's fees, court costs and incidental expenses of litigation. If Seller becomes entitled to payment of indemnity pursuant to this section, Buyer shall immediately pay to Seller the amount of such indemnity claim. Seller shall not be entitled to indemnity from Buyer, except for the obligations to defend set forth in this section, unless and until Seller has actually paid a claim, debt or other liability giving rise to a right of indemnity under this section, or have incurred a legal obligation to pay such a claim, debt or other liability. In such event, Seller shall be entitled to interest from Buyer at the rate of twelve (12%) percent per annum from the date of said payment until the indemnity claim is paid.

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

            12.4 SURVIVAL OF INDEMNIFICATION. The rights of each indemnified party hereunder shall be in addition to any other rights such indemnified party may have under the Articles of Incorporation or bylaws of either the Buyer or Seller under applicable state law. The provisions of this Section 12 shall survive the consummation of this Agreement and expressly are intended to benefit each of the indemnified parties and will be binding on all successors and assigns of the Buyer and Seller, respectively.

     13.    MISCELLANEOUS PROVISIONS.

            13.1 BENEFIT. Subject to the provisions set forth herein restricting assignment, this Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Seller and Buyer.

            13.2   NOTICES.   Any notice required to be given hereunder shall be
sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                   IF TO BUYER, TO:
                   Integrated Food Resources, Inc.
                   6700 S.W. Sandburg Rd.
                   Tigard, OR 97223
                   Attention: Alain de la Motte
                   Fax:    (503) 598-4391
                   WITH A COPY TO:
                   Robert C. Laskowski
                   Attorney at Law
                   1001 S.W. Fifth Ave., Suite 1300.
                   Portland, OR 97204
                   Fax:    (503) 226-6278


                   IF TO THE SELLER, TO:
                   Clipper Cubed Corporation
                   2295 Coburg Road, Suite 105
                   Eugene, OR 97401
                   Attention: Dean Bilyeu
                   Fax: (541) 431-1176
                   WITH A COPY TO:
                   Hamilton W. Budge, Jr.
                   Attorney at Law
                   725 Country Club Rd.
                   Eugene, OR 97401
                   Fax: (541) 344-8102


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     13.3   GOVERNING LAW. This Agreement shall be governed by the laws of the
State of Nevada without regard to its rules on conflict of laws.

     13.4 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     13.5 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of will deemed to be an original and together shall constitute one and same instrument.

     13.6   INCORPORATION OF EXHIBITS.   All exhibits attached hereto and
referred to herein are hereby incorporated herein and made a part of this Agreement.

     13.7 ATTORNEY'S FEES. In the event the services of an attorney at law are necessary to enforce any of the terms of this Agreement or to resolve any disputes arising under this Agreement through arbitration, the prevailing Party shall be entitled to recover its attorney's fees from the losing Party in such proceeding to the extent permitted by the arbitrator.

     13.8 ASSIGNMENT. The Parties may assign their rights and liabilities arising under this Agreement or the Documents, only with the prior written consent of the other parties, which consent shall not be unreasonably withheld, provided, however, that any assignment of rights by the Seller or Shareholders shall be subject to all of the terms and conditions of this Agreement, and any rights of setoff, recoupment or defense of Buyer arising under this Agreement or any of the Documents, and shall not relieve Seller or Shareholders of any liabilities under this Agreement.

     13.8 ARBITRATION/MEDIATION. If any controversy or claim arising out of this Agreement cannot be settled by the parties hereto, the controversy or claim shall be settled by mediation or arbitration in accordance with the rules of the Arbitration Service of Portland, Inc. then in effect and judgment on the award may be entered in any court having jurisdiction. Nothing herein, however, shall prevent either party hereto from resort to a court of competent jurisdiction in those instances where injunctive relief may be appropriate.


Page 11.  Asset Acquisition Agreement and Plan of Reorganization

     13.9 COMPLETE AGREEMENT. This Agreement and other agreements referred to herein set forth the entire understanding of the parties hereto with respect to the matters provided herein and supersede all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, by any of the parties or by any officer, employer or representative of any party.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective authorized officers as of the date first above written.

                                 INTEGRATED FOOD RESOURCES, INC.

                                 By: /s/ Alain De La Motte
                                     ---------------------------------------


                                 CLIPPER CUBED CORPORATION

                                 By: /s/ [ILLEGIBLE]
                                    ---------------------------------------






Page 12.  Asset Acquisition Agreement and Plan of Reorganization

                             CLIPPER CUBED CORPORATION

                                     EXHIBIT A

                                       ASSETS



Accounts receivable                                                        $        63,118
Unbilled receivables                                                                20,000
Fixed Assets (attached list-book value)                                            164,281
Wireless Contracts                                                                 350,000
Other miscellaneous assets                                                          20,000
Proprietary technology                                                     Buyer Allocated
Key employee & Shareholders Confidentiality & Non-Compete Agreements       Buyer Allocated
Goodwill                                                                   Buyer Allocated
                                                                           ---------------
                                                                           $     4,000.000
                                                                           ---------------
                                                                           ---------------

                       CLIPPERNET INTERNET ACCESS SERVICES
                               DEPRECIATION SCHEDULE
                                   MAY 31, 1997


                                                        EQUIPMENT
DESCRIPTION                     DATE ACQ              COST          ACCU DEPREC       CURRENT DEPREC
----------------------------------------------------------------------------------------------------
Ingram Micro/Server              5/13/96         $    444.04         $     88.81         $    142.09
Livingston Comm                  5/16/98            2,490.07              498.01              796.82
Server                           5/10/98            3,600.00              720.00            1,152.00
Server                           5/10/98            2,700.00              540.00              864.00
Modems                           5/16/98              458.00               91.60              146.56
Modems                           6/10/98              935.85              187.17              299.47
Modems                           6/10/98              914.70              182.94              292.70
Modems                           6/25/98            2,054.00              410.80              657.28
Modems                           8/20/98              950.00              190.00              304.00
Livingston Comm                  9/10/96              572.41              114.48              183.17
Scanner                          9/18/96              810.99              162.20              259.52
Lucky Computer                  10/21/96              249.00               49.80               79.68
VOS Hard Drive                  10/23/96              289.99               58.00               92.80
Lucky Computer                   11/2/96              120.00               24.00               38.40
Cyclades                        10/23/96              627.24              125.45              200.72
VOS-POP                         10/31/96            1,509.92              301.98              483.17
Lucky Computer                   11/8/96              258.00               51.60               82.56
Lucky -Unix O/S                  11/8/96               76.00               15.20               24.32
Lucky -CD Rom                   11/12/96               89.00               17.80               28.48
NW Computer                     11/13/96               42.30                8.46               13.54
Modems                           12/9/96               89.97               17.99               28.79
Novac                           12/16/96               28.00                5.60                8.96
Modems-Cardinal                 12/12/96              711.75              142.35              227.76
Modem                            12/9/96               50.02               10.00               16.01
Ingram Micro                      1/3/97              428.43               85.69              137.10
Ingram Micro                      1/6/97            2,936.75              587.35              939.76
VOS                              1/17/97              219.99               44.00               70.40
Ram/Mother Board                 1/27/97              297.00               59.40               95.04
KMTR Ant Site                     1/5/97            9,186.00            1,837.20            2,939.52
Modems                           1/27/98              799.75              159.95              255.92
Equip-BSG                        1/31/97           36,801.90            7,360.38           11,776.61
Wireless Equip                    2/1/97              357.29               71.46              114.33
Wireless Equip                   2/15/97              110.93               22.19               35.50
Omnitek-Wireless                 2/24/97            1,578.00              315.60              504.96
Misc Equip                        3/4/97              140.00               28.00               44.80
NW Computer                       3/4/97              195.28               39.06               62.49
Omnitek-Wireless                  4/1/97            5,309.00            1,061.80            1,698.88
Wireless Equip                    4/1/97              643.70              128.74              205.98
UPS                               4/2/97              485.00               97.00              155.20
BSG Equip                         4/4/97              281.49               56.30               90.08
Equip(Ransom)                    4/11/97              250.00               50.00               80.00
NW Computer                      4/18/97              216.50               43.30               69.28
Lucky Computer                   4/18/97              777.00              155.40              248.64
Omnitek-Wireless                 4/23/97            5,641.00            1,128.20            1,805.12
Wireless Equip-BSG               4/25/97            1,000.00              200.00              320.00


Modem                            4/22/97              199.98               40.00               63.99
PM3                              5/16/97            7,822.85            1,564.57            2,503.31
Wireless Equip-BSG               5/20/97              500.00              100.00              160.00
CPU                              5/29/97              199.99               40.00               64.00
Equip-Norvac                     5/30/97              159.35               31.87               50.99
                                                 -------------------------------        ------------
   TOTAL FY 96                                   $ 96,608.43         $ 19,321.69         $ 30,914.70
                                                 -------------------------------      --------------
                                                 -------------------------------      --------------


Omnitek-Wireless                 6/20/97         $  3,000.00                             $    600.00
NW Computers                      7/7/98              175.00                                   35.00
Monitor-Lucky Comp               7/11/97              334.00                                   66.80
Omnitek-Wireless                 7/12/97            1,900.00                                  380.00
Equip-Lucky Comp                 7/12/97              588.00                                  117.60
Hard Drives                       8/4/97              235.00                                   47.00
Network Cards                     8/7/97              213.00                                   42.60
Equip-Lucky Comp                 8/28/97              148.00                                   29.60
Hub                               9/3/97              105.00                                   21.00
Equip-Ingram Micro                9/3/97            1,750.00                                  350.00
Equip-Comtrol                     9/5/97              753.30                                  150.66
Omnitek-Wireless                 9/11/97            2,362.00                                  472.40
Modem                            9/17/97               85.00                                   17.00
Costco                           9/26/97              329.99                                   66.00
Equip-Lucky Comp                 9/30/97              458.50                                   91.70
Comtrol                          10/6/97              917.85                                  183.57
Equip-Lucky Comp                 10/9/97              923.00                                  184.60
NW Computers                     10/9/97              243.80                                   48.76
2 ea 3comm Routers              10/14/97            1,000.00                                  200.00
Equip-Lucky Comp                10/15/97              875.00                                  175.00
Equip-Digicom                   10/16/97            1,181.25                                  236.25
Equip-Lucky Comp                10/28/97            1,554.00                                  310.80
Equip-Lucky Comp                10/28/67              645.00                                  129.00
NW Computers                    10/28/97              243.80                                   48.76
Equip-Lucky Comp                10/30/97            2,630.00                                  526.00
Equip-Jerry Nichols              10/9/97            1,076.44                                  215.29
Equip-Costco                     10/6/97              469.95                                   93.99
Switched Hub                     1/22/98            1,334.75                                  266.95
CSU/DSU                          1/28/98              900.00                                  180.00
Video CAMS                       1/30/98              259.98                                   52.00
Equip-Lucky Comp                  2/5/98              450.00                                   90.00
Equip-Lucky Comp                 2/10/98              335.00                                   67.00
18 Modems                        2/13/98            1,016.00                                  203.20
Equip-Lucky Comp                 2/16/98              154.00                                   30.80
Server                           2/20/98              292.66                                   58.53
Supra Modem                      2/25/98               99.99                                   20.00
Hard Drives                       2/6/98              439.98                                   88.00
Hard Drives                      2/16/98              244.15                                   48.83
Hard Drives                      2/19/98              249.15                                   49.83
Computer Workstations            2/23/98            2,196.00                                  439.20
RAM                              2/27/98              550.63                                  110.13
Equip for Portland               3/11/98              129.40                                   25.88
Switched Hub                     3/11/98              335.73                                   67.15
RAM                              3/17/98              120.00                                   24.00
Computers                        3/17/98            2,121.00                                  424.20



Hard Drives                      3/26/98              339.99                                   68.00
RAM                              3/31/98              115.81                                   23.16
Hard Drives                      3/24/98              219.99                                   44.00
7ea Equip Racks                  3/24/98              700.00                                  140.00
Lazer printer                    3/27/98              399.99                                   80.00
Norvac-foxhound                   4/3/98               72.00                                   14.40
Computer Workstations             4/8/98            1,025.00                                  205.00
Advansys isa                     4/29/98              222.98                                   44.60
Equip-VOS                        4/29/98              160.00                                   32.00
Sound cards                      4/10/98              199.98                                   40.00
Server-card (Znyx)               4/10/98              208.25                                   41.65
Sangoma Equipment                4/10/98            1,243.17                                  248.63
Computer Workstations            4/10/98              715.00                                  143.00
Router                           4/16/98            1,747.85                                  349.57
Server-card (Znyx)               4/17/98              214.25                                   42.85
Hard Drives                      4/23/98              319.99                                   64.00
Eq rack shelves                  4/24/98            2,400.00                                  480.00
UPS for NOC                      4/29/98              538.60                                  107.72
Van transmission                  5/7/98              150.00                                   30.00
CC Purchased Equip               1/31/98            5,284.68                                1,056.94
Wireless Eq per Inventory       11/15/98            7,548.08                                1,509.62
   TOTAL FY 97                                     59,250.91                               11,850.18
                                                 -----------                             -----------

Total Equipment                                  $155,859.34                             $ 42,764.88
                                                 -----------                             -----------
                                                 -----------                             -----------

                                                                FURN & FIX
Workstations                     2/27/98         $    819.90                             $    117.13
Workstations                     3/10/98              199.98                                   28.57
Office Art Work                  3/11/98              553.01                                   79.00
Furniture                        3/13/98              240.98                                   34.43
Cabinet/files                    3/16/98              229.96                                   32.85
Workstations                     3/18/98              199.99                                   28.57
Office Art Work                  3/27/98              100.80                                   14.40
Desk                              4/8/98              180.00                                   25.71
Chair                            4/14/98              249.99                                   35.71
Office Art Work                  4/14/98              316.77                                   45.25
Workstations                     4/14/98              159.77                                   22.82
Desk/Chairs                      5/18/98            1,047.00                                  149.57
Sign                             5/31/98              369.20                                   52.74
Refridgerator                    5/31/98              271.20                                   38.74
                                                 -----------                             -----------
                                                 $  4,938.55                             $    705.51
                                                 -----------                             -----------
                                                 -----------                              ----------
                                                          LEASEHOLD IMPROVEMENTS
Tel/Network Wiring                4/2/98         $  1,649.00                             $     52.35
                                                 -----------                             -----------
                                                 -----------                             -----------



Costco/hard drives                6/3/98              579.98
Camper Shell                      6/9/98              527.00
Costco/hard drives               6/12/98              289.99
Office Depot/Modems              6/24/98              258.00
Cell Phone                        7/6/98              179.00
----------------------------------------------------------------------------------------------------
GRAND TOTALS                                    $ 164,280.86         $ 19,321.69         $ 43,522.74
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


OPTIONS

           Clippernet Internet       ACCOUNTS RECEIVABLE        Phone Number
            Access Services             AGING SUMMARY           (541) 431-3360
          2295 Coburg Rd #105
           Eugene, OR 97401


---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ABRA0002    Abracadata                         Contact: Dave Wyatt                 Phone: 541/342-3030
                                Current: 80.95               30: 0.00           60: 0.00        90+: 0.00          Total:  80.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ACAC0002    Acacia Teleservices International  Contact: Chris May                  Phone: 541/484-5545
                                Current: 695.00              30: 0.00           60: 0.00         90+: 0.00         Total: 695.00
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ACEB0002    ACE Buyers                         Contact: Rebecca Winker             Phone: 541/484-0933
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ACOU0002    Acoustic Sciences Corporation      Contact:                            Phone: 541/343-9727
                                Current: 66.35               30:66.35           60:66.35         90+: 0.00         Total: 199.05
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ADAI0002    Debbie Adair                       Contact:                            Phone: 541/345-0885
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ADAM0002    Lila Adams                         Contact: Lila Adams                 Phone: 541/461-2373
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ADAM0004    Cynthia Adams                      Contact:                            Phone: 541/746-9755
                                Current: 19.95               30: 19.95          60: 0.00         90+: 0.00         Total:  39.90
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ADEL0002    Pat Adelman                        Contact: Pat                        Phone: 541/998-1336
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ADGR0002    Ad Group, Inc.                     Contact: J.P. Dusseault             Phone: 541/345-2300
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AEBY0002    John Aeby                          Contact: John Aeby                  Phone: 541/683-3442
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AFSC0002    AFSCME Local 1724                  Contact: Gary Gillespie             Phone: 541/682-5053
                                Current: 34.95               30: 0.00           60: 0.00         90+: 0.00         Total:  34.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AIRL0002    Air Liquide                        Contact:                            Phone: extension 8718
                                Current:  0.00               30: 156.00         60: 0.00         90+: 0.00         Total: 156.00
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AIRM0002    Airmaetics                         Contact: Karene Gottfried           Phone: 541/726-0560
                                Current: 39.95               30:39.95           60: 0.00         90+: 0.00         Total:  79.90
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AJNA0002    Ajna Media                         Contact: Jai Damion                 Phone: 541-726-2116
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALBE0002    Robin Albert                       Contact: Rob Albert                 Phone: 541/998-6260
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALDE0002    Dale Alderman                      Contact:                            Phone: 541/746-6483
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALLA0002    All American Fabricating Inc.      Contact: Corey Smith                Phone: none
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALLE0002    Kenneth Allen                      Contact: Kenneth                    Phone: 541/935-5513
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALLE0004    Joe Allen                          Contact: Joe                        Phone: 541/461-2494
                                Current: 19.95               30: 19.95          60: 0.00         90+: 0.00         Total:  39.90
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALLW0002    Larry and Judy Allwander           Contact: Larry or Judy              Phone: 541/688-5986
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALLW0004    All Ways Travel                    Contact: Debbie Dethleff            Phone: 541/338-1199
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ALME0002    Peter and Lillian Almeida          Contact:                            Phone: 541/896-0830
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AMER0002    American Home Funding              Contact: Todd Kelley                Phone: 541/485-3000
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------

1 of 27


Cust.#: AMER0004    American Youth Soccer Org          Contact: Bill Dunn                  Phone: 541/726-9233
                                Current: 39.95               30: 0.00           60: 0.00         90+: 0.00         Total:  39.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ANCI0002    Ancient Rites                      Contact: White Wind Swan Fisher     Phone: 744-1295
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ANDE0004    Duane Anderson                     Contact: Duane Anderson             Phone: 541/726-8534
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ANDE0006    Gordon Anderson                    Contact: Gordon                     Phone: 541/485-1361
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ANDE0008    Robert Anderson                    Contact:                            Phone: 541/744-5668
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ANDR0002    Steve Andreason                    Contact: Steve Andreason            Phone: 541/747-6945
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: APAZ0002    APAZ Architects                    Contact: Artemio Paz                Phone: 541/744-2046
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ARCO0002    The Arc of Oregon                  Contact: Clark Hansen               Phone: 541/579-1602
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ARIA0002    Tony Arias                         Contact:                            Phone: 541/995-1022
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ARLI0002    David Arlington                    Contact:                            Phone: 541/484-5126
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ARNO0002    Barbara Arnold                     Contact:                            Phone: 541/484-0346
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ASHE0002    Bruce and Barbara Ashenbrenner     Contact:                            Phone: 541/424-3161
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ASOK0002    Asok Enterprises                   Contact:                            Phone: 541/344-8646
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ATWM0004    ATW Manufacturing                  Contact: Tom Drew                   Phone: 541/484-2111
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ATWO0004    Starlett Atwood                    Contact:                            Phone: 541/746-8912
                                Current: 16.40               30: 16.40          60: 16.40        90+: 0.00         Total:  49.20
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AULT0002    Molly Aultz                        Contact:                            Phone: 541/747-5641
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: AUT00004    AutoPros                           Contact: Buzz Forbes                Phone: 541/344-0007
                                Current: 85.00               30: 0.00           60: 0.00         90+: 0.00         Total:  85.00
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BABE0002    Marc Baber                         Contact: Marc                       Phone: 541/485-8446
                                Current: 50.00               30: 50.00          60: 0.00         90+: 0.00         Total: 100.00
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BAJL0004    James Bailey                       Contact:                            Phone: 541/942-2920
                                Current: 94.85               30: 0.00           60: 0.00         90+: 0.00         Total:  94.85
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BAKE0008    Todd Baker                         Contact:                            Phone: 541/688-7264
                                Current: 16.40               30: 16.40          60: 0.00         90+: 0.00         Total:  32.80
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BALD0008    Larry Balding                      Contact:                            Phone: 541/341-1700
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BALL0002    Richard Ballinger                  Contact:                            Phone: 541/942-9278
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BANG0002    Brian Bang                         Contact:                            Phone: 541/343-7072
                                Current: 125.00              30: 125.00         60: 0.00         90+: 0.00         Total: 250.00
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BART0002    Peggy Bart                         Contact: Peggy                      Phone: 541/344-5255
                                Current: 19.95               30: 19.95          60: 39.90        90+: 0.00         Total:  79.80
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BART0004    Tadd Barton                        Contact: Tadd                       Phone: 541/744-1230
                                Current:  0.00               30: 0.00           60: 19.35        90+: 0.00         Total:  19.35
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: BASK0002    Basket of Dreams                   Contact: Erin Schlesinger           Phone: 954-2602


2 of 27

                                Current:  0.00               30:1,530.00        60: 0.00        90+: 0.00          Total: 1,530.00
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BASS0002    Darrell Bassett                    Contact:                            Phone: 541/465-9847
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total:    39.90
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BAUE0002    Martin L. Bauer                    Contact:                            Phone: 541/747-5602
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BEAC0002    Dick Beachdel                      Contact: Dick Beachdel              Phone: 541/485-3574
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BEGE0002    Barry Beget                        Contact:                            Phone: 541/687-2442
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BELL0004    James Bell                         Contact:                            Phone: 541/746-6740
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BELL0006    Stephen Bell                       Contact:                            Phone: 541/741-8772
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BENN0002    Bradley Bennett                    Contact: Bradley Bennett            Phone: 541/688-4802
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BENN0004    Don Bennett                        Contact:                            Phone: 541/937-4342
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BENN0006    Jim Bennett                        Contact:                            Phone: 541/343-6937
                                Current:  0.00               30:19.95           60: 0.00         90+: 0.00         Total:    19.95
----------------------------------------------------------------------------------------------------------------------------------
Cust.#: BERG0002    Eric Bergock                       Contact:                            Phone: 541/896-3313
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BERN0004    Chris Berner                       Contact:                            Phone: 541-484-9220
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BETH0002    Bethel Technology Center            Contact: Barry or Paula            Phone: 541/689-9959
                                Current: 474.98              30: 0.00           60: 0.00         90+: 0.00         Total:   474.98
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Cust.#: BEVI0002    Shirley Bevill                      Contact:                           Phone: 541/726-9799
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BIEL0002    Karl and Susan Bielefeldt           Contact: Karl/Susan                Phone: 541/747-3098
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BILI0002    Steven Bilinski                    Contact:                            Phone: 541/484-2157
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BIND0002    Beau Binder                        Contact: Beau                       Phone: 541/671-3418
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BIRC0002    George Birchman                    Contact: George Birchman            Phone: 541/747-1062
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BIRD0002    BirdTracs Emboridery               Contact: Gib Firneisz               Phone: 541/688-6036
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BLAC0002    Lynn Black                         Contact: Lynn Black                 Phone: 541/689-3082
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BLUE0002    Blue Moose Graphics                Contact:                            Phone: 541/687-7889
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:    49.95
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Cust.#: BLUM0002    Vern Blumhagen                     Contact: Vern Blumhagen             Phone: 541/896-3814
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BODD0002    Kiya Bodding                       Contact:                            Phone: 541/688-6180
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BOGG0004    Darlene Boggs                      Contact: Darlene                    Phone: 541/747-9755
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BOMAR002    Bo Mar Ventures                    Contact: Bob Klohn                 Phone: 541/937-2697
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BONH0002    Harry Bonham                       Contact: Harry                     Phone: none
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95

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Cust.#: BOON0002    Boone Insurance Associates         Contact: Stanley Boone              Phone: 541/689-6223
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total:    16.40
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Cust.#: BOSW0002    Todd Bosworth                      Contact:                            Phone: 541/342-2189
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BOTT0002    Lee Bottemiller                    Contact: Lee                        Phone: 541/942-8804
                                Current: 81.40               30: 0.00           60: 0.00         90+: 0.00         Total:    81.40
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Cust.#: BOTT0004    Kathy Bottemiller                  Contact: Kathy                      Phone: 541/942-8807
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BOUN0002    Marilyn Bounds                     Contact: Marilyn                    Phone: 541/688-0591
                                Current: 22.90               30: 0.00           60: 0.00         90+: 0.00         Total:    22.90
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Cust.#: BOWE0004    Benjamin Bowen                     Contact: Benjamin                   Phone: 541/935-2778
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BOYE0002    David Boyer                        Contact: David Boyer                Phone: 541/461-8102
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BOYE0004    Bill Boyer                         Contact:                            Phone: 541-485-8088
                                Current: 44.95               30: 0.00           60: 0.00         90+: 0.00         Total:    44.95
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Cust.#: BRAD0004    Bradford's HiFi                    Contact:                            Phone: 343-2914
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:    49.95
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Cust.#: BRAN0002    Brand Solutions                    Contact:                            Phone: 541/942-2210
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BRAY0002    John Braymer                       Contact:                            Phone: 541/344-4038
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BREW0002    Joe Brewer                         Contact:                            Phone: 541/942-3943
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BRIN0002    Bill Brincefield                   Contact:                            Phone: 541/726-6407
                                Current: 19.95               30: 0.00          60: 0.00         90+: 0.00          Total:    19.95
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Cust.#: BRIT0002    Bright Star Press, Inc.            Contact: Sadie Elliot               Phone: 541/836-7440
                                Current: 36.35               30: 0.00           60: 0.00         90+: 0.00         Total:    36.35
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Cust.#: BROA0002    Craig Broadley                     Contact:                            Phone: 541/847-5274
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROO0002    Jan Brooks                         Contact: Jan                        Phone: 541/688-7921
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BROO0006    Rachel Brooks                      Contact:                            Phone: 541-607-5796
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROS0002    Chris Brosmer                      Contact:                            Phone: 541/746-6612
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BROW0002    Gabe and Sandra Brown              Contact:                            Phone: 541/345-0428
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROW0004    Karen Brownwood                    Contact: Karen                      Phone: 541/747-1824
                                Current: 16.40               30:16.40           60: 0.00         90+: 0.00         Total:    32.80
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Cust.#: BROW0006    I. Mary Brown                      Contact: I. Mary                    Phone: 541/689-3607
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BROW0008    Jill Brown                         Contact:                            Phone: 541/747-6939
                                Current: 49.20               30: 0.00           60: 0.00         90+: 0.00         Total:    49.20
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Cust.#: BROW0010    David L. Brown                     Contact:                            Phone: 541/342-7804
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROW0012    June Brown                         Contact:                            Phone: 541-689-4135
                                Current: 16.40               30:10.00           60: 0.00         90+: 0.00         Total:    26.40
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Cust.#: BUCK0002    Deanna Buckem                      Contact:                            Phone: 541/726-1252
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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

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
Cust.#: BUDG0002    Hamilton W. Budge Jr., P.C.        Contact:                            Phone: 541/687-9001
                                Current: 19.95               30: 0.00           60: 0.00        90+:0.00           Total: 19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: BURD0002    Paramount Sewing and Vacume        Contact: Karen                      Phone: 541/484-4905
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: BUSH0002    Doug Bushwar                       Contact: Doug                       Phone: 541/484-1043
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: BUSI0002    Business Programming & Systems     Contact:                            Phone: 541/688-9671
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: BUSI0004    Business Systems Group, Inc.       Contact:                            Phone: 541/741-2385
                                Current: 0.00                30: 30.00          60: 30.00       90+: 0.00          Total: 60.00
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Cust.#: BUSS0002    Cinder Buss                        Contact:                            Phone: 541/746-3083
                                Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: BYDE0002    By Design                          Contact:                            Phone: 338-7594
                                Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: CALB0002    Joseph Calbraith                   Contact: Joseph                     Phone: 541/726-9025
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: CALD0002    Christopher Calder                 Contact: Christopher                Phone: 541/345-6372
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: CALL0002    Wendy Callison                     Contact: Wendy Callison             Phone: 541/345-5117
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: CAME0002    Christopher Cameron                Contact: Christopher                Phone: 541/342-8294
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: CAME0004    Nile B. Cameron                    Contact:                            Phone: 541/935-1630
                                Current: 16.40               30: 16.40          60: 16.40       90+: 0.00          Total: 49.50
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Cust.#: CAMP0006    Rod Campbell                       Contact:                            Phone: 541/607-6845
                                Current: 0.00                30: 10.00          60: 0.00        90+: 0.00          Total: 10.00
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAPP0002    Cappel & Associates                Contact: Bob Cappel                 Phone: 541/338-9110
                                Current: 13.60               30: 0.00           60: 0.00        90+: 0.00          Total: 13.60
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAPT0002    Captain's Models                   Contact: Bob Kyle                   Phone: 541/942-4782
                                Current: 49.95               30: 49.95          60: 49.95       90+: 0.00          Total: 149.85
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Cust.#: CARD0004    Cardinal Services                  Contact: Ty Button or Larry Holt    Phone: 541/888-9795
                                Current: 79.90               30: 0.00           60: 0.00        90+: 0.00          Total: 79.90
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CARH0002    800 CarHelp                        Contact: Larry Peterson             Phone: 541/688-1815
                                Current: 66.35               30: 66.35          60: 66.35       90+: 0.00          Total: 199.05
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CARH0004    888 CarHelp                        Contact:Mike Henson or Sally Durham Phone: 541/912-7799
                                Current: 429.50              30: 117.00         60: 0.00        90+: 0.00          Total: 546.50
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Cust.#: CARL0002    Alan Carlson                       Contact:                            Phone: 541/746-3793
                                Current: 49.20               30: 0.00           60: 0.00        90+: 0.00          Total: 49.20
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CART0002    Bill Carter                        Contact: Bill Carter                Phone: 541/302-9682
                                Current: 0.00                30: 49.20          60: 0.00        90+: 0.00          Total: 49.20
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CASC0002    Cascade Candle company             Contact: Al Roeske                  Phone: 541/461-9861
                                Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAST0002    Bill Castillo                      Contact: Bill Castillo              Phone: 541/689-3432
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAVE0002    Scott Cave                         Contact: Scott                      Phone: 988-9772
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CCCO0002    C & C Court Reporting              Contact: Leslye                     Phone: 485-0926
                                Current: 32.80               30: 0.00           60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: CERB0002    Brandon Franklin                   Contact: Brandon Franklin           Phone: 541/349-1806
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CHAN0002    Robin Chance                       Contact: Robin Chance               Phone: 541/687-1582

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                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: CHAP0002    Christine Chaplin                  Contact: Christine Chaplin          Phone: 541/747-3880
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: CHER0002    Lacey Cherry                       Contact: Lacey Cherry               Phone: 541/995-3410
                                Current: 26.40               30: 0.00           60: 0.00        90+: 0.00          Total: 26.40
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Cust.#: CHIE0002    Janet Chiesna                      Contact:                            Phone: 541/895-2077
                                Current: 29.95               30: 0.00           60: 0.00        90+: 0.00          Total: 29.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CHRI0002    Chris Christensen                  Contact: Chris Christensen          Phone: 541/689-6656
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: CHRI0004    Gail Christensen                   Contact: Gail Christensen           Phone: 541/485-4582
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CITA0002    Citadel Broadcasting Co.           Contact: Bill/April                 Phone: 541/485-5846
                                Current: 274.00              30: 3,744.03       60: 1,047.00    90+: 0.00          Total: 5,065.03
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Cust.#: CLAG0002    Steven Claggett                    Contact: Steven Claggett            Phone: 541/741-4764
                                Current: 0.00                30: 19.95          60: 19.95       90+: 0.00          Total: 39.90
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Cust.#: CLAR0002    Chris Clark                        Contact: Chris Clark                Phone: 541/741-8806
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLAR0004    Rick Clark                         Contact: Rick Clark                 Phone: 541/302-3268
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLAY0004    Mary Clayton                       Contact: Mary Clayton               Phone: 541/343-0348
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLIN0002    Dale & Charlotte Cline             Contact: Dale & Charlotte Cline     Phone: 541/937-8265
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLIN0004    Sonia Cline                        Contact: Sonia Cline                Phone: 541/485-0801
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CODY0002    Philip Cody                        Contact: Philip Cody                Phone: 541/344-5259
                                Current: 36.35               30: 0.00           60: 0.00        90+: 0.00          Total: 36.35
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COFF0002    Howard Coffin                      Contact: Howard Coffin              Phone: 541/726-8866
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: COFF0004    Nicholas Coffey                    Contact:                            Phone: 741/8852
                                Current: 39.90               30: 0.00           60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: COLD0002    Cold Comfort.com                   Contact:                            Phone: 686-0455
                                Current: 49.95               30: 49.95          60: 0.00        90+: 0.00          Total: 99.90
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Cust.#: COLE0004    Nathan Coleman                     Contact: Nathan Coleman             Phone: 541/726-9994
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: COLU0002    Columbia Northwest Enterprises     Contact: Bob Demers                 Phone: 541/935-1168
                                Current: 55.10               30: 0.00           60: 0.00        90+: 0.00          Total: 55.10
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Cust.#: COMP0002    Computer Ease                      Contact:                            Phone: 714/838-6245
                                Current: 0.00                30: 42.50          60: 400.00      90+: 0.00          Total: 442.50
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Cust.#: CONL0002    Stacey Conlon                      Contact: Stacey Conlon              Phone: 541/344-1722
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: COOK0004    Trish Zonkel                       Contact: Trish Zonkel               Phone: 541/431-4896
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: COTT0002    Mike Cotton                        Contact: Mike Cotton                Phone: 541/345-1235
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: COUL0004    Hiram Coulter                      Contact: Hiram Coulter              Phone: 541/741-4978
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: COUN0002    Country Coach                      Contact: John Logan                 Phone: 541/998-3720
                                Current: 597.98              30: 0.00           60: 0.00        90+: 0.00          Total: 597.98
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Cust.#: COX00002    Larry and Flores Cox               Contact: Larry and Flores Cox       Phone: 541/726-9847
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40

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
Cust.#: CRAI0002    Larry Craig                        Contact: Larry Craig                Phone: 541/745-0375
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: CRAN0002    Curtis E. Crane                    Contact: Ed or Marlene              Phone: 998/252-9
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: CRAN0004    Donna L. Crane                     Contact: Donna L. Crane             Phone: 541/998-1599
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CROS0002    David Croskrey                     Contact: David Croskrey             Phone: 541/683-8309
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: CUNL0002    Ed Cunliffe                        Contact: Ed                         Phone: 541/933-2729
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CURS0002    Sierra Truck Company               Contact:                            Phone: 541/686-4510
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CUSH0002    Ryan Cushing                       Contact: Ryan Cushing               Phone: 541/998-5247
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CUTZ0002    Dave Cutz                          Contact:                            Phone: 744-5933
                                Current: 204.02              30: 0.00            60:0.00         90+:0.00           Total: 204.02
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Cust.#: DALT0002    Ben and Carol Dalton               Contact: Ben Dalton                 Phone: 541/935-4113
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DANI0002    Judith Daniels                     Contact: Judith Daniels             Phone: 541/689-8467
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DARC0002    Jim Darcy                          Contact:                            Phone: 541/988-3560
                                Current: 32.45               30: 0.00            60:0.00         90+:0.00           Total: 32.45
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Cust.#: DARR0002    Jim Darrough                       Contact: Jim Darrough               Phone: 541/726-0503
                                Current: 12.50               30: 0.00            60:0.00         90+:0.00           Total: 12.50
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Cust.#: DAY10002    Day-1 Systems                      Contact:                            Phone: 541/683-4176
                                Current: 49.95               30: 0.00            60:0.00         90+:0.00           Total: 49.95
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Cust.#: DEAL0002    Lance Deal                         Contact: Lance Deal                 Phone: 541/688-8111
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DEFT0002    Jeff Defty                         Contact: Jeff Defty                 Phone: 541/689-9113
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DELA0002    Chris Delay                        Contact:                            Phone: 541/685-9175
                                Current: 32.45               30: 0.00            60:0.00         90+:0.00           Total: 32.45
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Cust.#: DELM0002    Lynn A. Delmore                    Contact: Lynn A. Delmore            Phone: 541/688-8680
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DELT0002    Delta Environmental                Contact:                            Phone: 541/689-5104
                                Current: 41.35               30: 0.00            60:0.00         90+:0.00           Total: 41.35
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Cust.#: DEMA0002    Roger DeMarsh                      Contact: Roger DeMarsh              Phone: 541/342-7013
                                Current: 16.40               30: 16.40           60:0.00         90+:0.00           Total: 32.80
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Cust.#: DEMA0004    Vincent J. DeMartine               Contact: Shirhea or Vincent         Phone: 338-8944
                                Current: 0.00                30: 10.00           60:0.00         90+:0.00           Total: 10.00
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Cust.#: DESI0002    D.E. Sign                          Contact: David Emrich               Phone: 541/485-3433
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DESP0002    Robert L. DeSpain                  Contact: Robert L. DeSpain          Phone: 541/935-7815
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DEST0002    Destination Fitness                Contact: Jim Jaqua                  Phone: 541/485-5265
                                Current: 39.95               30: 0.00            60:0.00         90+:0.00           Total: 39.95
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Cust.#: DEVO0004    Yann Devouassoux                   Contact: Yann Devouassoux           Phone: 541/689-3523
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DEWI0002    John DeWitt                        Contact: John DeWitt                Phone: 541/747-5479
                                Current: 12.50               30: 0.00            60:0.00         90+:0.00           Total: 12.50
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Cust.#: DIBA0002   Daniel Diballa                     Contact: Daniel Diballa             Phone: 541/726-0379
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DICE0002   Carrie Dice                        Contact: Carrie Dice                Phone: 541/741-1790
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DILL0002   Lee Dillon                         Contact: Lee Dillon                 Phone: 541/746-3984
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DILL0004   Mike Dillon                        Contact:                            Phone: 541/461-8035
                                Current: 175.00              30: 1,310.00        60:0.00         90+:0.00           Total: 1,485.00
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Cust.#: DINI0002   Avis Dininio                       Contact: Avis                       Phone: 461-8600
                                Current: 49.20               30: 0.00            60:0.00         90+:0.00           Total: 49.20
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Cust.#: DONA0002   Bob Donahue                        Contact:                            Phone: 541/485-5631
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DORM0002   Dorman Construction                Contact: Steve Dorman               Phone: 541/984-0012
                                Current: 125.00              30: 0.00            60:0.00         90+:0.00           Total: 125.00
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Cust.#: DORS0002   Ann Dorsey                         Contact:                            Phone: 541/607-1727
                                Current: 22.90               30: 0.00            60:0.00         90+:0.00           Total: 22.90
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Cust.#: DRUM0002   Eliza Drummond                     Contact: Eliza Drummond             Phone: 541/935-2522
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DUNC0002   Duncan And Brown                   Contact: Corey                      Phone: 541/687-1938
                                Current: 89.85               30: 0.00            60:0.00         90+:0.00           Total: 89.85
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Cust.#: DUSE0002   Diana Dusenbery                    Contact: Diana Dusenbery            Phone: 541/744-2061
                                Current: 49.20               30: 0.00            60:0.00         90+:0.00           Total: 49.20
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Cust.#: DUST0002   Dustin's Repair                    Contact:                            Phone: 541/343-1254
                                Current: 59.85               30: 0.00            60:0.00         90+:0.00           Total: 59.85
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Cust.#: DYNA0002   Dynamix Inc.                       Contact: Andrew Binder              Phone: 541/334-4941
                                Current: 56.35               30: 0.00            60:0.00         90+:0.00           Total: 56.35
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Cust.#: EAST0002   Mike East                          Contact:                            Phone: 541/461-5905
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: ECOW0002   Eco Water Systems                  Contact:                            Phone: 998-9631
                                Current: 39.95               30: 39.95           60:79.90        90+:0.00           Total: 159.80
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Cust.#: EDEW0002   Michelle Edewaard                  Contact:                            Phone: 541/741-7483
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: EDMA0002   Edman Furniture Co.                Contact:                            Phone: 541/683-1886
                                Current: 49.95               30: 49.95           60:0.00         90+:0.00           Total: 99.90
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Cust.#: EDMA0004   Edman Furniture                    Contact:                            Phone: 484-1069
                                Current: 0.00                30: 599.95          60:0.00         90+:0.00           Total: 599.95
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Cust.#: EDSO0002   Dave Edson                         Contact:                            Phone: 541/342-5311
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: EILE0002   Mary Eiler                         Contact:                            Phone: 541/343-6037
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: ELKI0002   Wendy and Mike Elkins              Contact: Wendy or Mike              Phone: 541/689-6804
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: ELLA0002   Jean Ella                          Contact:                            Phone: 541/726-3814
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: ELYT0002   Tim Ely                            Contact:                            Phone: 541/484-7133
                                Current: 0.00                30: 49.20           60:0.00         90+:0.00           Total: 49.20
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Cust.#: EMER0004   Lloyd Emerson                      Contact:                            Phone: 541/343-4297
                                Current: 32.80               30: 0.00            60:0.00         90+:0.00           Total: 32.80
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Cust.#: EMER0006   Emerald Valley Alpaca Assoc.       Contact:                            Phone: 541/682-5069
                                Current: 12.95               30: 0.00            60:0.00         90+:0.00           Total: 12.95
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Cust.#: ENDE0002   Carol Enders                       Contact:                            Phone: 541/461-6809

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

                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total:   19.95
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Cust.#: ENGL0002    Diana English                      Contact:                            Phone: 541-998-1062
                                Current: 22:90               30: 0.00           60: 0.00        90+: 0.00          Total:   22.90
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Cust.#: ENNI0002    Charles Ennion                     Contact: Charles                    Phone: 541/344-3351
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: EPMI0002    EPM Inc.                           Contact:                            Phone: 541/895-5990
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:   49.95
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Cust.#: EPPE0002    Teri Epperly                       Contact:                            Phone: 541/431-0032
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: EQUI0002    Equity BH&G                        Contact: Steve Haye                 Phone: 541/710-3503
                                Current: 36.35               30: 0.00           60: 0.00         90+: 0.00         Total:   36.35
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Cust.#: ERDM0002    Paul Erdman                        Contact:                            Phone: 338-8732
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: ERIC0002    Don Erickson                       Contact:                            Phone: 541/688-5001
                                Current: 59.85               30: 0.00           60: 0.00         90+: 0.00         Total:   59.85
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Cust.#: EUGE0006    Eugene Chemical                    Contact: Penny Lilly                Phone: 541/995-6025
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: EUGE0008    Eugene Bible College               Contact: Michael Hayes              Phone: 541/485-1780
                                Current: 72.25               30: 0.00           60: 0.00         90+: 0.00         Total:   72.25
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Cust.#: EUGE0010    Eugene Super Sales                 Contact: John Andrews               Phone: 541-341-1215
                                Current: 32.45               30: 0.00           60: 0.00         90+: 0.00         Total:   32.45
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Cust.#: EVAN0002    Wenzl Evans                        Contact: Wenzel Evans               Phone: 541/461-5611
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: EZRA0002    Ezra The Bookfinder                Contact: Ezra Tishman               Phone: 541/683-3131
                                Current: 49.95               30:49.95           60: 0.00         90+:112.50        Total:  212.40
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Cust.#: FAJA0002    Robert A. Fajardo                  Contact:                            Phone: 541/689-8480
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FARI0002    Jimmy and Maria Faris              Contact: Jimmy or Maria             Phone: 541/935-7101
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FARM0002    Michelle Farmer                    Contact: Michelle Farmer            Phone: 541/895-4764
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FARR0002    Barbara Farris                     Contact:                            Phone: 541-747-6673
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FARW0002    Far West Steel                     Contact:                            Phone: 541/686-2000 335
                                Current:  0.00               30:59.85           60:59.85         90+: 0.00         Total:  119.70
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Cust.#: FERR0002    John Ferry                         Contact:                            Phone: 541/746-0830
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FETR0002    Rebecca Fetrow                     Contact:                            Phone: 541/485-2711
                                Current: 16.40               30:16.40           60: 0.00         90+: 0.00         Total:   32.80
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Cust.#: FINK0002    Mike Fink                          Contact: Mike Fink                  Phone: 541/896-0911
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FIRE0002    City of Springfield-FireMed        Contact: John Garitz                Phone: 541/726-3636
                                Current: 49.95               30:49.95           60:49.95         90+: 0.00         Total:  149.85
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Cust.#: FISH0002    Joseph and Liz Fisher              Contact:                            Phone: 541/607-0071
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FISK0002    Larry Fisk                         Contact:                            Phone: 541/682-5703
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FITC0002    Tami Fitch                         Contact:                            Phone: 541/747-6287
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FITZ0002    Carole L. Fitzgerald               Contact:                            Phone: 541/741-7751
                                Current: 21.35               30: 0.00           60: 0.00         90+: 0.00         Total:   21.35

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


Cust.#: FLAN0002    Elizabeth Flannery                 Contact:                            Phone: 541/689-4034
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total:   16.40
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Cust.#: FLEE0002    Greg Fleener                       Contact: Greg                       Phone: 541/431-4412
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FLEI0002    Charles Fleishman                  Contact:                            Phone: 541-689-9278
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FORB0004    Forbes Seed, Inc.                  Contact: Michelle Belcher           Phone: 541-998-8086
                                Current:101.90               30: 0.00           60: 0.00         90+: 0.00         Total:  101.90
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Cust.#: FORE0002    Forefront Design                   Contact: Doug Mansfield             Phone: 726-3872
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:   49.95
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Cust.#: FORT0004    Fortune Machinery                  Contact:                            Phone: 203/367-5150
                                Current: 49.95               30:49.95           60: 0.00         90+: 0.00         Total:   99.90
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Cust.#: FOST0004    Linda Foster                       Contact: Linda                      Phone: 541-935-1773
                                Current:  0.00               30: 0.00           60:16.40         90+: 0.00         Total:   16.40
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Cust.#: FOWL0002    Rich Fowler                        Contact:                            Phone: 541/935-6401
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FOXR0002    Rex Fox                            Contact: Rex Fox                    Phone: 541/344-4767
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FRAN0002    Leah Frankel-Podolsky              Contact:                            Phone: 541/485-1449
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FRAN0004    Rick Franklin                      Contact: Rick                       Phone: 541/747-7146
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FRIE0002    Friends Landing                    Contact: White Wind Swan            Phone: 744-1295
                                                                Fisher
                                Current:115.55               30:555.55          60: 0.00         90+: 0.00         Total:  671.10
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Cust.#: FRYD0002    Aric Frydendall                    Contact: Aric                       Phone: 541/935-5920
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00          Total:  19.95
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Cust.#: FUNK0002    Funk & Associates                  Contact: Marcia                     Phone: 541/485-1932
                                Current:507.00               30:39.00           60:78.00         90+:97.50          Total: 721.50
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Cust.#: GADS0002    Chris Gadsby                       Contact:                            Phone: 541/343-0999
                                Current:  0.00               30:49.20           60: 0.00         90+: 0.00         Total:   49.20
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Cust.#: GARD0004    Diane Gardner                      Contact:                            Phone: 541/896-0290
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: GATT0002    Jack Gattie                        Contact: Jack Gattie                Phone: 541/726-1231
                                Current: 19.95               30:39.90           60: 0.00         90+: 0.00         Total:   59.85
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Cust.#: GATT0004    Barry Gattie                       Contact: Barry Gattie               Phone: 541/343-5690
                                Current: 22.90               30: 0.00           60: 0.00         90+: 0.00         Total:   22.90
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Cust.#: GERI0002    Donald Gerig                       Contact: Donald                     Phone: 541/485-4946
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: GESI0002    Cheryl Gesik                       Contact: Cheryl                     Phone: 541/684-4932
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: GILB0002    Janice Gilbertson                  Contact:                            Phone: 541/747-5873
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: GILL0002    Dennis Gillett                     Contact:                            Phone: 541/998-6546
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: GILL0004    Chris Gillard                      Contact: Chris Gillard              Phone: 541/741-3147
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: GING0002    Gary Gingrich                      Contact: Gary                       Phone: 541/485-1639
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: GOGG0002    Bob Goggin                         Contact:                            Phone: 541/726-1053
                                Current: 16.40               30:40.60           60: 0.00         90+: 0.00         Total:   57.00
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

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

Cust.#: GRAD0002    Kevin Grady                             Contact:                       Phone: 541/465-9820
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: GRAH0002    Dan Graham                              Contact:                       Phone: 541/747-7784
                                Current:  16.40              30:  16.40          60:  0.00        90+:  0.00      Total:  32.80
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Cust.#: GRAH0004    Bev Graham                              Contact: Bev or Rick           Phone: 541-689-7146
                                Current:  42.45              30:   0.00           60:  0.00        90+:  0.00     Total:  42.45
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Cust.#: GRAY0002    Marci Gray-Farthing                     Contact:                       Phone: 541/683-1950
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: GREE0002    Laura Green                             Contact:                       Phone: 541/683-8278
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: GRIM0002    Gino Grimaldi                           Contact: Gino                  Phone: 541/726-2176
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: GRIS0002    Tami Griswold                           Contact: Tami                  Phone: 741-3862
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: GROS0002    Pete Grossnicklaus                      Contact:                       Phone: 344-4683
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: HAAS0002    Margie Haas                             Contact:                       Phone: 541/896-3145
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: HACK0002    Robert J. Hacker                        Contact: Robert Hacker         Phone: 541/342-6996
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HALE0002    Dean Hale                               Contact:                       Phone: 541/683-2985
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HANE0002    Roger Haney                             Contact: Roger                 Phone: 541/345-4717
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: HANS0004    Lester B Hanson                         Contact: Lester                Phone: 541/344-5349
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HANS0006    Chris Hanson                            Contact:                       Phone: 541/746-1333
                                Current:   0.00              30:  19.95           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: HARD0002    Carolyn R Harding                       Contact:                       Phone: 541/461-4292
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HARD0004    Steve Hardt                             Contact:                       Phone: 541/988-0354
                                Current:   0.00              30:   0.00           60: 95.00       90+:  0.00      Total:  95.00
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Cust.#: HARK0002    Eileen Harkins                          Contact:                       Phone: 541/937-3464
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HARP0002    Susan Harper                            Contact:                       Phone: 541/741-8489
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HARR0002    Lyle Harris                             Contact: Lyle Harris           Phone: 541/302-9211
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HARR0004    Cheri Harry                             Contact: Cheri                 Phone: 541/726-3212
                                Current:  16.40              30:   16.40          60:  0.00       90+:  0.00      Total:  32.80
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Cust.#: HARV0002    Harvest House Publishers, Inc.          Contact: Mark Dietz            Phone: 541/343-0123
                                Current: 226.50              30:   0.00           60:  0.00       90+:  0.00      Total: 226.50
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Cust.#: HATF0002    Tucker Hatfield                         Contact: Tucker Hatfield       Phone: 541/744-2569
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAWO0002    Frank Haworth                           Contact: Frank Haworth         Phone: 541/726-5957
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAYF0002    Jason Hayford                           Contact:                       Phone: 541-689-7178
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAYL0002    Elizabeth and Bruce Hayler              Contact:                       Phone: 541/689-7317
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAYN0002    Kirsten Haynes                          Contact:                       Phone: 541-935-6316

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

                                Current:  14.95              30:   0.00           60:  0.00       90+:  0.00      Total:  14.95
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Cust.#: HEAC0002    James Heacock                     Contact:                            Phone: 541/686-3381
                                Current:   0.00              30:  59.85           60:  0.00       90+:  0.00      Total:  59.85
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Cust.#: HEIN0002    James and Shirley Heintz                Contact:                      Phone: 541/998-9657
                                Current:  19.95              30:  19.95           60:  0.00       90+:  0.00      Total:  39.90
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Cust.#: HELI0002    Helitech                                Contact: Dave Weil            Phone: 541/344-2304
                                Current:  65.40              30: 130.40           60:  0.00       90+:  0.00      Total: 195.80
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Cust.#: HENR0002    Henry Mfg.                              Contact: Greg Dealy           Phone: 541/485-1963
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HENR0006    Paul Henrichs                           Contact:                      Phone: 726-1723
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HENS0002    Michael Henshaw                         Contact: Michael              Phone: 541/744-1514
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HERB0002    Greg Herbert                            Contact:                      Phone: 541/343-7879
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HERB0004    Juanita Herbst                          Contact:                      Phone: 541/895-5194
                                Current:  32.45              30:   0.00           60:  0.00       90+:  0.00      Total:  32.45
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Cust.#: HERR0002    Tim Herrmann                            Contact: Tim Herrmann         Phone: 541/683-8654
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HERR0004    Michael Herrett                         Contact: 0                    Phone: 541/988-1303
                                Current:  16.40              30:   16.40          60:  0.00       90+:  0.00      Total:  32.80
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Cust.#: HICK0002    Carol Ann Hickman                       Contact: Carol Hickman        Phone: 541/998-9300
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HINK0002    Susan Hinkle                            Contact: Susan                Phone: 345-9334
                                Current:  32.80              30:   0.00           60:  0.00       90+:  0.00      Total:  32.80
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Cust.#: HINM0002    David Hinman                            Contact: David                Phone: 541/461-2364
                                Current:  27.45              30:   0.00           60:  0.00       90+:  0.00      Total:  27.45
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Cust.#: HOFF0004    Paul Hoffman                            Contact:                      Phone: 541/998-8414
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HOLL0002    Darrin Hollyman                         Contact: Darrin               Phone: 541/338-0760
                                Current:   0.00              30:   0.00           60:  0.00       90+: 19.95      Total:  19.95
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Cust.#: HOLL0004    Helen Hollyer                           Contact: Helen Hollyer        Phone: 541/895-3003
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HOLT0002    Holt International Children's Services  Contact: Robert Goodness      Phone: 541/687-2202
                                Current: 539.65              30:   0.00           60:  0.00       90+:  0.00      Total: 539.65
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Cust.#: HOLV0002    Lynn Holvey                             Contact: Lynn Holvey          Phone: 541/485-3426
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOPE0002    Michael Hopewell                        Contact: Michael Hopewell     Phone: 541/998-8876
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HOPI0002    Carla Hopie                             Contact:                      Phone: 541/318-1702
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HOSK0002    Florence Hoskinson                      Contact:                      Phone: 541-607-1809
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HOYL0002    Thomas Hoyle                            Contact: Thomas               Phone: 541/689-4377
                                Current:   0.00              30:   0.00           60:  0.00       90+: 19.95      Total:  19.95
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Cust.#: HOYM0002    Shirley Hoyman                          Contact: Shirley Hoyman       Phone: 541/687-1077
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HUBB0002    Jeff Hubbard                            Contact:                      Phone: 349-0963
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HUBE0002    Rick Huber                              Contact: Rick                 Phone: 541/345-4545
                                Current:  49.95              30:   0.00           60:  0.00       90+:  0.00      Total:  49.95


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
Cust.#: HUFF0002   Jean Huffman                       Contact:                            Phone: 7466-4364
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: HUMA0002   Human Machine Interfaces           Contact:                            Phone: 541/687-6509
                                Current: 144.95              30: 144.95         60: 49.95       90+: 0.00          Total: 339.85
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Cust.#: HUNT0002   Tillie Hunter                      Contact:                            Phone: 541/689-5200
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: HUNT0004   Don Hunter                         Contact: Don                        Phone: 541/744-5749
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: HUNT0008   Jonathan Hunt                      Contact:                            Phone: 541-935-2280
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: HYUN0002   Hyundai Semiconductor of America   Contact: Liz Geis                   Phone: 541/338-5031
                                Current: 19.95               30: 19.95          60: 19.95       90+: 0.00          Total: 59.85
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Cust.#: INMA0002   Craig Inman                        Contact:                            Phone: 541/935-1492
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: INST0002   Institute/Rev. Heart Disease       Contact: Bill Klevith               Phone: 541/345-9970
                                Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: INTE0002   International Trade Group (ITG)    Contact: Alain De La Motte          Phone: 503/648-9358
                                Current: 58.80               30: 1.00           60: 0.00        90+: 0.00          Total: 59.80
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Cust.#: IRWI0002   Gary Irwin                         Contact:                            Phone: 541-349-0756
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: ISLE0002   Isler & Co CPAs                    Contact:                            Phone: 541/342-5161
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: ISME0002   Larry Ismert                       Contact:                            Phone: 541/688-2958
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: IVES0002   Steve Ives                         Contact: Steve Ives                 Phone: 541/344-2100
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: IZZI0002   Anthony Izzi                       Contact: Antholy                    Phone: 541/345-8032
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JACK0002   Faith Jackson                      Contact: Faith Jackson              Phone: 541/836-7073
                                Current: 0.00                30: 0.00           60: 0.00        90+: 19.95         Total: 19.95
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Cust.#: JACK0004   Kevin Jackson                      Contact:                            Phone: 541-343-9763
                                Current: 32.45               30: 0.00           60: 0.00        90+: 0.00          Total: 32.45
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Cust.#: JACO0002   Kris Jacobson                      Contact:                            Phone: 485-1560
                                Current: 22.90               30: 0.00           60: 0.00        90+: 0.00          Total: 22.90
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Cust.#: JAME0002   Jerry James                        Contact:                            Phone: 541/461-2728
                                Current:  0.00               30:19.95           60:39.60        90+: 0.00          Total: 59.55
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Cust.#: JAME0004   Joseph James                       Contact:                            Phone: 541/836-2995
                                Current: 19.95               30: 39.90          60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: JANI0002   Janisse Wholesale Distributors     Contact:                            Phone: 541/461-3773
                                Current: 39.95               30: 0.00           60: 0.00        90+: 0.00          Total: 39.95
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Cust.#: JANU0002   Janus Management Service           Contact: Gerald Jansen              Phone: 541/746-0627
                                Current: 12.85               30: 0.00           60: 0.00        90+: 0.00          Total: 12.85
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Cust.#: JENS0002   Linda Jensen                       Contact: Linda                      Phone: 541/399-2444
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JENS0004   Scott Jensen                       Contact:                            Phone: 541/688-2604
                                Current: 59.95               30: 0.00           60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: JERR0002   Jerry's Home Improvement           Contact:                            Phone: 541/689-1911
                                Current: 66.35               30: 132.70         60: 0.00        90+: 0.00          Total: 199.95
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Cust.#: JHSN0002   JHS Natural Products               Contact: John Seleen                Phone: 541/344-1396
                                Current: 49.95               30: 49.95          60: 49.95       90+: 0.00          Total: 149.85
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

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
Cust.#: JOHN0008   Melvin Johnson                     Contact:                            Phone: 541/689-9630
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: JOHN0010   Tim Johnson                        Contact: Tim                        Phone: 541/937-3448
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JOHN0014   Linda J Johnson                    Contact:                            Phone: 541/338-4140
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JOHN0600   David L Johnson                    Contact:                            Phone: 541/683-1611
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: JONE0002   Brian Jones                        Contact:                            Phone: 541/895-4502
                                Current: 27.90               30: 0.00           60: 0.00        90+: 0.00          Total: 55.80
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Cust.#: JONE0004   Robert Jones                       Contact: Robert                     Phone: 541/935-7527
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JUDY0002   Lee Judy                           Contact: Lee Judy                   Phone: 541/687-4802
                                Current: 19.95               30: 19.85          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: KAGE0002   Kim Kagelaris                      Contact:                            Phone: 541/937-8545
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KASP0002   Mike Kasper                        Contact: Mike                       Phone: 541/942-9129
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KAST0002   Dale Kast                          Contact: Dale                       Phone: 541/345-9876
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KAUL0002   Linda Kau                          Contact:                            Phone: 541/935-1909
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KEEV0002   Jeannine Keevert                   Contact:                            Phone: 541/485-1139
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KELL0004   Veronica Kelley                    Contact:                            Phone: 541/686-3894
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KELL0006   Mike Kelly                         Contact: Mike Kelly/Meade Kelly     Phone: -
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KELL0008   William Kellsay                    Contact:                            Phone: 541/744-7044
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KENS0002   Ken's PC Services                  Contact: Ken Alvord                 Phone: 461-8469
                                Current: 72.75               30: 72.75          60: 50.00       90+: 0.00          Total: 195.50
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Cust.#: KERN0002   Bob Kern                           Contact: Bob Kern                   Phone: 541/935-7945
                                Current: 22.90               30: 22.90          60: 0.00        90+: 0.00          Total: 45.80
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Cust.#: KESN0002   Michael Kesner                     Contact:                            Phone: 541/744-6995
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: KIEN0002   Marie Kienlen                      Contact: Marie Kienlen              Phone: 541/998-8759
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KILW0002   Barbara Kilwien                    Contact: Barbara/David              Phone: 541/895-2822
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KIND0004   Lloyd A  Kindt                     Contact: Lloyd Kindt                Phone: 541/686-9509
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KING0002   Yvonne King                        Contact:                            Phone: 541/747-9006
                                Current: 49.20               30: 0.00           60: 0.00        90+: 0.00          Total: 49.20
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Cust.#: KING0004   Daniel King                        Contact:                            Phone: 541/744-2173
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KING0006   Christian Kinglsey                 Contact:                            Phone: 541-344-8344
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KIRK0004   Kim Kirkwood                       Contact:                            Phone: 541/687-2202
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KOCH0002   Gary & Kay Koch                    Contact: Gary or Kay                Phone: 541/998-8158

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
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KRUG0002   Linda Krueger                      Contact:                            Phone: 541-485-4649
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KUGL0002   Lori Kugler                        Contact: Lori                       Phone: 541/726-8984
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KUHA0002   Joe Kuharik                        Contact: Joe Kuharik                Phone: 541/746-3143
                                Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: KUMA0002   Kumaco                             Contact: John Weaver                Phone: 334-2402
                                Current: 49.95               30: 2,489.90       60: 125.00      90+: 0.00          Total: 2,664.85
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Cust.#: KYCE0002   John Kycek                         Contact: John Kycek                 Phone: 541/343-1640
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LAAK0002   Bobbie Laaksonen                   Contact: Bobbie                     Phone: 541/689-9613
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LACE0002   Malcolm Lacey                      Contact:                            Phone: 541/746-5295
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LAND0002   Landmark Designs                   Contact: Scott McAllexander         Phone: 541/767-0660
                                Current: 49.95               30: 50.95          60: 0.00        90+: 0.00          Total: 100.90
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Cust.#: LAND0004   Roy Land                           Contact:                            Phone: 541/998-8440
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LANE0004   Lane Leaders Association           Contact: Rhonda Hendricks           Phone: 541/687-0072
                                Current: 30.00               30: 0.00           60: 0.00        90+: 0.00          Total: 30.00
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Cust.#: LANG0002   Ted Langton                        Contact:                            Phone: 541/461-9459
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LANI0002   Robert Lanier                      Contact:                            Phone: 541/302-6595
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LAPA0004   Charles LaPalme                    Contact:                            Phone: 541-688-0887
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LARG0002   Benjamin Largent                   Contact: Benjamin                   Phone: 541/344-3798
                                Current: 0.00                30: 0.00           60: 7.45        90+: 0.00          Total: 7.45
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Cust.#: LAUE0002   Dan Lauer                          Contact:                            Phone: 541-683-1229
                                Current: 28.90               30: 0.00           60: 0.00        90+: 0.00          Total: 28.90
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Cust.#: LAWR0008   Dean Lawrence                      Contact:                            Phone: 541/685-0751
                                Current: 32.45               30: 0.00           60: 0.00        90+: 0.00          Total: 32.45
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Cust.#: LAWT0002   Jeff Lawton                        Contact:                            Phone: 541/689-9408
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEAN0002   Amber Leanna                       Contact: Amber                      Phone: 541/344-4828
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEEJ0002   Julie Lee                          Contact:                            Phone: 541/965-1024
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEEP0002   Paula Lee                          Contact:                            Phone: 541/689-6458
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LEGA0002   Legal Software Systems, Inc.       Contact:                            Phone: 541/683-3341
                                Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: LEIG0002   Katherine Leighty                  Contact: Katherine or Dennis        Phone: 541/942-5168
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LENH0002   Jerry Lenhard                      Contact: Jerry                      Phone: 541/998-1601
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LENM0002   Jolene Lenmark                     Contact:                            Phone: 541/998-3727
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEWE0002   Raymond Lewellyn                   Contact: Raymond                    Phone: 541/342-8422
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LICH0002   Todd Lichienwalter                 Contact: Todd                       Phone: 541/345-4563
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LOCK0002   Barry Locklear                     Contact:                            Phone: 541/747-6206
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LOGI0002   Logic Tools                        Contact: Edith Simchi-Levi          Phone: 847/564-8457
                                Current: 360.00              30: 0.00           60: 0.00        90+: 0.00          Total: 360.00
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Cust.#: LONI0002   Holly Lonigan                      Contact:                            Phone: 541/607-0967
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LOPE0002   Steve Lopez                        Contact: Steve/Julie Lopez          Phone: 541/747-1913
                                Current: 0.00                30: 19.95          60: 19.95       90+: 0.00          Total: 39.90
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Cust.#: LORA0002   Lorane Fire Dept.                  Contact: Joe Brewer                 Phone: 541/942-3943
                                Current: 49.20               30: 0.00           60: 0.00        90+: 0.00          Total: 49.20
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Cust.#: LOUD0002   Loudmouth Inc.                     Contact: Chris Stevens              Phone: 541/726-8447
                                Current: 57.45               30: 0.00           60: 0.00        90+: 0.00          Total: 57.45
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Cust.#: LOVE0002   David Loveall                      Contact:                            Phone: 726-4753
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LUND0006   Jon E. Lundquist                   Contact: Jon                        Phone: 541/946-1036
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MALA0002   William Malak                      Contact:                            Phone: 541/744-0901
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MANT0002   Bernice and Gregory Mantell        Contact:                            Phone: 607-0664
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MARN0002   Leroy Marney                       Contact:                            Phone: 541-689-6112
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0002   Andy Martin                        Contact: Andy Martin                Phone: 541/343-1840
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0004   Pete Martini                       Contact:                            Phone: 541/836-2000
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0006   Sharon Martin                      Contact: Sharon                     Phone: 541/744-0809
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0008   Rick & Joy Martin                  Contact: Rick or Joy                Phone: 541/683-4556
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MATT0004   Melissa Mattick                    Contact:                            Phone: 541/465-1400
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MATT0006   Orion Matthews                     Contact: Orion Matthews             Phone: 541/687-5701
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MAZY0002   Mike Mazy                          Contact: Mike                       Phone: 541/338-7084
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCAL0002   Barbara McAlister                  Contact:                            Phone: 541/688-7554
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCAU0002   Roxanne McAulay                    Contact: Roxanne                    Phone: 541/935-3572
                                Current: 0.00                30: 49.20          60: 49.20       90+: 0.00          Total: 98.40
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Cust.#: MCCL0002   Pam McClelland                     Contact:                            Phone: 541/726-7977
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCCO0002   Dennis McConkey                    Contact: Dennis                     Phone: 541/741-1887
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MCCO0004   Daniel McConkey                    Contact: Daniel                     Phone: 541/744-2047
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCCU0004   Sue McCumsey                       Contact:                            Phone: 541/747-3040
                                Current: 0.00                30: 59.85          60: 0.00        90+: 0.00          Total: 59.85
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

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
Cust.#: MCDA0002     Fred McDaniel                      Contact: Fred                       Phone: 541/746-1558
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCDO0002     Larae McDonald                     Contact:                            Phone: 541/344-8955
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCDO0004     Dena McDowell                      Contact:                            Phone: 541/744-5606
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCGU0002     Barbara McGuire                    Contact: Barbara                    Phone: 541/935-6013
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCKA0002     McKay Investments                  Contact: Kim                        Phone: 541/485-4711
                                 Current: 124.85              30: 0.00           60: 0.00        90+: 0.00          Total: 124.85
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Cust.#: MCKE0002     McKenzie Oaks                      Contact:                            Phone: 541/485-5265
                                 Current: 39.95               30: 39.95          60: 39.95       90+: 0.00          Total: 119.85
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Cust.#: MCKE0004     Mac Exchange, LLC                  Contact: Todd McKelvie              Phone: 541/345-8676
                                 Current: 65.00               30: 0.00           60: 0.00        90+: 0.00          Total: 65.00
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Cust.#: MCKE0006     Karen McKendrick                   Contact:                            Phone: 541/995-8482
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCKE0008     McKenzie Willamette Hospital       Contact: Kent Henriksen             Phone: 541/726-4399
                                 Current: 749.80              30: 0.00           60: 0.00        90+: 0.00          Total: 749.80
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Cust.#: MCKE0012     Craig McKern                       Contact:                            Phone: 541/345-0744
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCLA0002     Anne McLaughlin                    Contact: Anne McLaughlin            Phone: 541/302-9452
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCLA0004     Alisa McLaughlin                   Contact: Alisa                      Phone: 541/342-4467
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: MCMA0002     Mary McMartin/McMartin Enterprises Contact: Mary                       Phone: 541/937-2235
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCMA0004     Gary McMahon                       Contact:                            Phone: 541/683-4109
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MCME0002     Moria Software Inc.                Contact:                            Phone: 541/342-7086
                                 Current: 39.95               30: 39.95          60: 0.00        90+: 0.00          Total: 79.90
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Cust.#: MCNA0002     Nathan McNary                      Contact: Nathan                     Phone: 541/726-6970
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCRE0002     Nathan McReynolds                  Contact:                            Phone: 541/998-2510
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MEST0002     Larry Meston                       Contact: Larry Meston               Phone: 541/683-6082
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: METZ0002     Chris Metzger                      Contact: Chris Metzger              Phone: 541/741-2626
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: METZ0004     Edward Metzler                     Contact: Edward Metzler             Phone: 541/746-7145
                                 Current: 0.00                30: 0.00           60: 0.00        90+: 45.30         Total: 45.30
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Cust.#: MEYE0006     Bob Meyers                         Contact:                            Phone: 541/895-4079
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MICH0002     Tani Michaud                       Contact: Tani                       Phone: 541/344-7805
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: MICR0002     Micro Vertisoft                    Contact: Margie Mathews             Phone: 541/689-6954
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MILL0002     Paul Millard                       Contact: Paul Millard               Phone: 541/344-2350
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MILL0006     Peggy Schultz                      Contact:                            Phone: 541/933-2462
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MILL0008     Robert Miller                      Contact:                            Phone: 541/683-2004

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
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MILL0012     Doug Miller                        Contact:                            Phone: 541/484-5225
                                 Current: 16.40              30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MOIR0002     Lynetta Moir                       Contact: Steve Moir                 Phone: 541/741-1136
                                 Current: 0.00               30: 19.95          60: 19.95       90+: 0.00          Total: 39.90
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Cust.#: MOLO0002     Martin Molof                       Contact:                            Phone: 541/345-5163
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MONA0002     Kathie L. Monaghan                 Contact: Kathie                     Phone: 541/688-6408
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MOOR0002     Camille Moore                      Contact:                            Phone: 541/747-8291
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MOOR0004     Pat and Lewis Moore                Contact:                            Phone: 541/688-9197
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: MOOR0006     Manuel L. Moore                    Contact:                            Phone: 541/726-7470
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MORA0002     Dave Moran                         Contact:                            Phone: 541/747-6815
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MORG0002     Donnie Morgan                      Contact:                            Phone: 541/942-1079
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MORN0002     Will Morningson                    Contact:                            Phone: 541/302-6490
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MORR0002     Debbie Morrow                      Contact: Debbie                     Phone: 541/741-5171
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MORR0004     Mary Anne Morrison                 Contact: Mary Anne                  Phone: 541/342-4251
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MOTI0002     Motion Analysis Inc.               Contact:                            Phone:
                                 Current: 49.95               30: 49.95          60: 0.00        90+: 0.00          Total: 99.90
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Cust.#: MOVI0002     Movierama                          Contact: Jack See                   Phone: 541/231-8294
                                 Current: 49.95               30: 1.00           60: 0.00        90+: 0.00          Total: 50.95
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Cust.#: MOWE0002     Richard Mower                      Contact:                            Phone: 953-1102
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MUES0002     Patricia Muesse                    Contact:                            Phone: 541/607-6697
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: MURP0004     Michael Murphy                     Contact:  Michael Murphy            Phone: 541/746-6078
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MUTU0002     Mutual of New York                 Contact: Thomas McAulay/Rae Lyons   Phone: 541/342-2607
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: MYOB0002     M. YOB                             Contact:                            Phone: 541/687-7250
                                 Current: 130.00              30: 0.00           60: 0.00        90+: 0.00          Total: 130.00
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Cust.#: NAUK0002     Kathleen Nau                       Contact: Kathleen Nau               Phone: 541/741-2341
                                 Current: 12.50               30: 0.00           60: 0.00        90+: 0.00          Total: 12.50
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Cust.#: NEAL0002     Neal And Eng Law Offices           Contact: Dan Neal                   Phone: 541/484-7311
                                 Current: 39.95               30: 0.00           60: 0.00        90+: 0.00          Total: 39.95
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Cust.#: NEIL0002     Dawn M Neilsen                     Contact:                            Phone: 541/896-3036
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NELS0006     Robert G Nelson                    Contact:                            Phone: 541/461-7916
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NELS0010     Sandra L. Nelson                   Contact: Sandra                     Phone: 541/935-8104
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NELS0012     Conrad Nelson                      Contact:                            Phone: 541/998-9593
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40

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

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Cust.#: NEUR0002     Oregon Neurosurgery Specialists    Contact:                            Phone: 541-343-7748
                                 Current: 6,125.00            30: 0.00           60: 0.00        90+: 0.00          Total: 6,125.00
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Cust.#: NEWO0002     Newood Display Fixture Mfg.        Contact: Marilynn or Mick           Phone: 541-688-0907
                                 Current: 2,503.75            30: 164.75         60: 0.00        90+: 0.00          Total: 2,695.50
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Cust.#: NEWP0002     Shuska Newport                     Contact:                            Phone: 541-342-2759
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NEWT0002     Bob Newton                         Contact:                            Phone: 541/687-8222
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NICH0006     James Nichols                      Contact: James                      Phone: 541/747-2286
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NICH0010     Eric Nichols                       Contact:                            Phone: 774-9035
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NICH0012     Mellisa Nichelson                  Contact:                            Phone: 541-302-2650
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NICO0002     Dan Nicoson                        Contact: Dan                        Phone: 541/744-2313
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NORN0002     Ken Norness                        Contact: Ken                        Phone: 541/686-0235
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NORT0002     Northwest Stamping Inc             Contact: Jim Creech                 Phone: 541/747-4269
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: NORT0004     Northland Real Estate              Contact:                            Phone: 541/345-2361
                                 Current: 64.70               30: 0.00           60: 0.00        90+: 0.00          Total: 64.70
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Cust.#: NORT0006     Northwest Direct Radio Network     Contact:                            Phone: 541/485-5846
                                 Current: 49.95               30: 49.95          60: 49.95       90+: 0.00          Total: 149.85
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Cust.#: OAKT0002     Oaktree Publications               Contact: Sherrie Zimmerman          Phone: 541/688-4044
                                 Current: 54.90               30: 0.00           60: 0.00        90+: 0.00          Total: 54.90
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Cust.#: OBAD0002     Ruth Obadal                        Contact:                            Phone: 541/687-9361
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OBER0002     Dusty C. Oberbeck                  Contact:                            Phone: 541/461-3700
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OBER0004     Larry Oberbeck                     Contact: Larry                      Phone: 541/345-3771
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OBIE0002     Obie Media                         Contact: Jim Callahan               Phone: 541/683-3212
                                 Current: 500.00              30: 0.00           60: 0.00        90+: 0.00          Total: 500.00
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Cust.#: OCON0002     Ina O'Conner                       Contact: Ina O                      Phone: 541-683-8065
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OCON0004     Mike O'Connel                      Contact: Mike O'Connel              Phone: 541/344-5860
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OFFI0002     Office World Inc.                  Contact: Brent Combs                Phone: 541/687-9704
                                 Current: 69.30               30: 0.00           60: 0.00        90+: 0.00          Total: 69.30
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Cust.#: OHPL0002     OHP Linefinder                     Contact: Maria Wach                 Phone: na
                                 Current: 49.95               30: 63.00          60: 0.00        90+: 0.00          Total: 112.95
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Cust.#: OKAN0002     Joseph O'Kane                      Contact: Joseph                     Phone: 541/461-4075
                                 Current: 19.95               30: 19.95          60: 19.95       90+: 0.00          Total: 59.85
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Cust.#: OLIE0002     William L. Olietti                 Contact:                            Phone: 541-688-7647
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: OLSO0002     Donald Olson                       Contact:                            Phone: 541/465-0185
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OMNI0002     InfoGroup Northwest                Contact: Matt Moreno                Phone: 541/342-1298
                                 Current: 516.95              30: 0.00           60: 0.00        90+: 0.00          Total: 516.95
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
Cust.#: OREG0002     Oregon Lox                         Contact:                            Phone: 541/726-7824
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: OREG0006     Oregon Medical Group               Contact: Martin Lenk                Phone: 541/687-4900
                                 Current: 147.60              30: 0.00           60: 0.00        90+: 0.00          Total: 147.60
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Cust.#: OREG0012     Oregon Flavor Rack                 Contact:                            Phone: 541/461-3035
                                 Current: 49.95               30: 49.95          60: 0.00        90+: 0.00          Total: 99.90
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Cust.#: OREG0014     Oregon Cotton Mill                 Contact: Ed Reiman                  Phone: 683-9711
                                 Current: 49.95               30: 799.95         60: 0.00        90+: 0.00          Total: 849.90
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Cust.#: ORTI0002     Israel Ortiz                       Contact:                            Phone: 541/683-4349
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: OWEN0002     Dan Owen                           Contact:                            Phone: 541/741-0604
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OZAN0002     Barbara Ozanich                    Contact: Barbara                    Phone: 541/741-8766
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PACI0002     Pacific 9 Motor Hotel              Contact: Aaron or                   Phone: 541/726-9266
                                                        Mike Gillette
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: PACI0004     Pacific Continental Bank           Contact: Roger Deming               Phone: 541/686-8685
                                 Current: 367.60              30: 0.00           60: 0.00        90+: 0.00          Total: 367.60
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Cust.#: PACI0006     Pacific Radiology                  Contact: Jeannie Herriott           Phone: 344-1578
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PARC0002     Tonya Parcell                      Contact: Tonya Parcell              Phone: 541/741-4782
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PARI0002     Dunkin & Bush                      Contact: Mike Parish                Phone: 541/689-0070
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: PASC0002     Paschelke Massage Center           Contact:                            Phone: 541/933-1606
                                 Current: 39.95               30: 0.00           60: 0.00        90+: 0.00          Total: 39.95
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Cust.#: PATR0002     PatRick Environmental              Contact: Jerry Esser                Phone: 541/746-7528
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: PERS0002     Personnel Source                   Contact: Todd Nadeau                Phone: 541/342-5310
                                 Current: 295.00              30: 0.00           60: 0.00        90+: 0.00          Total: 295.00
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Cust.#: PETE0002     Jim Peterson                       Contact: Jim Peterson               Phone: 541/461-5997
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PETO0002     Jason Petorak                      Contact:                            Phone: 541/988-0194
                                 Current:  0.00               30: 0.00           60: 0.00        90+: 59.85         Total: 59.85
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Cust.#: PHEL0002     Kim Phelps                         Contact: Kim                        Phone: 541/345-3544
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PHIL0002     Harry Phillipo                     Contact: Harry                      Phone: 541/344-4978
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PHIP0004     Mark Phipps                        Contact: Mark                       Phone: 541/344-8242
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PLAN0002     Allan and Linda Plant              Contact: Allan Plant                Phone: 541/747-7798
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PLEG0002     Lorne & Lois Pieger                Contact: Lorne or Lois              Phone: 541/746-9956
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PODO0002     Bob Podolsky                       Contact:                            Phone: 541-485-1449
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: POLE0002     The Dollar Store                   Contact: Larry Polen                Phone: 541/746-6965
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: POPO0002     Mandy Popovec                      Contact:                            Phone: 541/684-8214
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PRAT0002     Jerry D Pratt                      Contact:                            Phone: 541/688-1466

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

                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PRAT0006     Patrice Prater                     Contact:                            Phone: 541/302-5827
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PREF0002     Karl Prefontaine                   Contact: Karl Prefontaine           Phone: 541/767-0147
                                 Current: 9.60                30: 0.00           60: 0.00        90+: 0.00          Total: 9.60
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Cust.#: PROU0002     Bill Proix                         Contact:                            Phone: 541/342-2220
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PSCI0002     PSC Inc.                           Contact: Chuck Bake                 Phone:
                                 Current: 703.90              30: 0.00           60: 0.00        90+: 0.00          Total: 703.90
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Cust.#: QUES0004     Quest Marketing                    Contact: Karen Pappel               Phone: 541/302-2832
                                 Current: 398.80              30: 5,430.00       60: 0.00        90+: 0.00          Total: 5,828.80
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Cust.#: QUIC0002     Allan Quick                        Contact: Allan Quick                Phone: 541/726-8646
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RACE0002     George Racette                     Contact:                            Phone: 541/896-3304
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RECT0002     Rob & Ronda Rector                 Contact: Rob & Ronda Rector         Phone: 541/465-1376
                                 Current: 0.00                30: 16.40          60: 16.40       90+: 0.00          Total: 32.80
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Cust.#: REDD0004     Dana Reddington                    Contact:                            Phone: 541/344-2739
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RESC0002     Marlene Resch                      Contact:                            Phone: 541/345-7681
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RETI0002     Retirement Planning Group          Contact: Marty Bauer                Phone: 541/345-7466
                                 Current: 95.00               30: 0.00           60: 0.00        90+: 0.00          Total: 95.00
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Cust.#: RHAY0002     Stephan M. Rhay                    Contact: Stephen Rhay               Phone: 541/484-5490
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RHOL0002     Gary Rholl                         Contact:                            Phone: 541/484-0955
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RICE0002     Wayne Rice                         Contact: Wayne Rice                 Phone: 541/688-0955
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RIGG0002     Amy Riggins                        Contact:                            Phone: 541/747-5901
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RITC0002     Lonnie Ritchie                     Contact:                            Phone: 541/686-9404
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RIVE0002     River Runner Supply                Contact:                            Phone: 541-343-6883
                                 Current: 150.00              30: 0.00           60: 0.00        90+: 0.00          Total: 150.00
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Cust.#: ROBE0002     Elva Roberts                       Contact:                            Phone: 541/746-7151
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: ROCH0004     LuAnne Roche                       Contact:                            Phone: 541/746-1979
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RODE0002     Stephanie Rodebaugh                Contact:                            Phone: 541/746-9447
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RONE0002     Gwen Roner                         Contact:                            Phone: 541/942-4078
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: ROPE0002     Barry Roper                        Contact: Barry Roper                Phone: 541/746-3380
                                 Current: 0.00                30: 0.00           60: 39.90       90+: 39.90         Total: 79.80
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Cust.#: ROSE0002     Tracey Rose                        Contact: Tracy                      Phone: 541/686-3344
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: ROSE0004     Nancy Rose                         Contact:                            Phone: 541/686-1690
                                 Current: 94.95               30: 0.00           60: 0.00        90+: 0.00          Total: 94.95
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Cust.#: RUDD0002     Sally Ruddock                      Contact:                            Phone: 541/935-0944
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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
Cust.#: SALA0002     Joe Sala                           Contact: Joe Sala                   Phone: 541/744-9561
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: SAVA0002     Rusty Savage - Eugenenet.com       Contact:                            Phone: 541/465-9645
                                 Current: 251.40              30: 251.40         60: 0.00        90+: 0.00          Total: 502.80
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Cust.#: SCHA0002     Fred Schad                         Contact: Fred                       Phone: 541/689-2609
                                 Current: 32.80               30: 0.00           60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: SCHE0002     Nolan Scheid                       Contact: Nolan Scheid               Phone: 541/683-4167
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SCHE0004     Fred Schenfeld                     Contact:                            Phone: 541/688-7660
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SCHI0002     Carol Schirmer                     Contact:                            Phone:
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHI0004     Joyce Schiro                       Contact:                            Phone: 541/726-7256
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHL0002     Eran Schlesinger                   Contact:                            Phone: 541/954-2602
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHU0002     Penny Schultz                      Contact:                            Phone: 541/343-8230
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHW0002     Gail Schwieger                     Contact:                            Phone: 541/686-8622
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCOF0002     Scofield Electric                  Contact: Bob Scofield               Phone:
                                 Current: 0.00                30: 97.50          60: 0.00        90+: 0.00          Total: 97.50
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Cust.#: SELL0002     Richard Sellers                    Contact: Richard Sellers            Phone: 541-338-9395
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SENN0002     Jeff Senn                          Contact: Jeff                       Phone: 541/726-7036
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SERV0002     Service Business Solutions Inc.    Contact: Steve Fuller               Phone: 541-988-1498
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: SEVE0002     Odis and Shirley Severe            Contact: Odis or Shirley            Phone: 541/689-8880
                                 Current: 0.00                30: 49.20          60: 0.00        90+: 0.00          Total: 49.20
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Cust.#: SHAF0004     Gerald Shafer                      Contact:                            Phone: 541-741-8583
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SHAW0002     Mitch Shaw                         Contact:                            Phone: 541/302-2986
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SHER0002     Robert A. Sherman                  Contact:                            Phone: 541/344-7433
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SHIR0002     Rob Shirey                         Contact:                            Phone: 541/465-9218
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SIBB0002     Mark Sibbald                       Contact: Mark Sibbald               Phone: 541/484-4064
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: SILV0002     Steve Silver                       Contact:                            Phone: 541/688-5097
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SIMM0002     Nadyne Simmons                     Contact: Nadyne                     Phone: 541/726-9398
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SIMO0002     Stephen Simons                     Contact:                            Phone: 541/896-0547
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SING0004     Sharon Singleterry                 Contact:                            Phone: 541/995-6784
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SINK0002     Jack Sinkowski                     Contact:                            Phone: 541/343-0021
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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
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
Cust.#: SIRO0002    Karen Siroshton                    Contact:                            Phone: 541/686-6142
                                 Current: 16.40               30: 16.40           60: 0.00        90+: 0.00         Total: 32.80
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Cust.#: SKIN0002    Marilyn Skinner                    Contact:                            Phone: 541/302-6595
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SKOL0002    Ana Skolnik-Strong                 Contact:                            Phone: 541-345-6345
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SMIT0006    Adam Smith                         Contact:                            Phone: 541/485-1850
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SMIT0008    Dan Smith                          Contact: Dan Smith                  Phone: 541/687-1866
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SMIT0010    Leon Smith                         Contact: Leon Smith                 Phone: 541/689-8409
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SMIT0012    Ruby Smith                         Contact: Ruby Smith                 Phone: 541/895-2431
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: SMIT0018    Bob & Linda Smith                  Contact:                            Phone: 726-0705
                                 Current: 39.90               30: 0.00           60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: SMIT0020    Shara Smith                        Contact:                            Phone: 343-3024
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SMIT0022    Karen Smith                        Contact:                            Phone: 541-689-8455
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SOLW0002    Barry Solway                       Contact:                            Phone: 541/465-8988
                                 Current: 16.40               30: 16.40           60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: SOYK0002    Jennifer M. Soyke                  Contact: Jennifer Soyke or          Phone: 541-988-1182
                                                                Jeff Willenky
                                 Current: 16.40               30: 16.40           60: 0.00       90+: 0.00           Total: 32.80
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Cust.#: SPAR0002    Ann Sparks                         Contact:                            Phone: 541/485-8177
                                 Current: 0.00                30: 59.85           60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: SPOR0002    Sports Car Shop                    Contact:                            Phone: 541/342-1520
                                 Current: 19.95               30: 0.00            60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STAN0002    Stangeland & Assoc. Inc.           Contact:                            Phone: 541/484-7367
                                 Current: 36.35               30: 36.35           60: 0.00        90+: 0.00          Total: 72.70
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Cust.#: STCL0002    Cindy StClair                      Contact:                            Phone: 746-4812
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: STEI0006    Virgil C Stein                     Contact:                            Phone: 541/484-9001
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STEP0002    Stephenson & Stephenson            Contact: Dr. Stephenson             Phone: 541/349-0808
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STEP0004    Roger Stephen                      Contact:                            Phone: 541-338-0610
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STEV0002    Marilyn Stevenson                  Contact: Marilyn                    Phone: 541/836-2490
                                 Current: 35.00               30: 0.00           60: 0.00        90+: 0.00          Total: 35.00
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Cust.#: STIL0002    Valerie Stilwell                   Contact:                            Phone: 541/334-6965
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STOL0002    Luther Stole                       Contact: Luther                     Phone: 541/342-3440
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STRE0002    Bill Stredde                       Contact: Bill                       Phone: 541/485-6330
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STRU0002    Dave Strutin                       Contact: Dave                       Phone: 343-7537
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: STUB0002    Gary Stuber                        Contact:                            Phone: 541/686-2474
                                 Current: 19.95                30: 0.00           60: 0.00        90+: 0.00         Total: 19.95
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Cust.#: STUC0002    Judith L Stucky                    Contact:                            Phone: 541/747-6496
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                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SUCL0002    Gigi Suclescly                     Contact:                            Phone: 541/485-7538
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SULL0002    Rolly Sullivan                     Contact:                            Phone: 541/461-3610
                                 Current: 0.00                30: 65.60          60: 0.00        90+: 0.00          Total: 65.60
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Cust.#: SUPE0002    Superior Steel                     Contact: Zef Davis                  Phone: 541/461-1764
                                 Current: 95.00               30: 0.00           60: 0.00       90+: 0.00          Total: 95.00
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Cust.#: SWAD0002    Sara Swader                        Contact:                            Phone: 541/461-3785
                                 Current: 59.85               30: 0.00           60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: SWAN0002    Swanson's Pest Management          Contact:                            Phone: 541/688-2323
                                 Current: 99.90               30: 0.00           60: 0.00        90+: 0.00          Total: 99.90
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Cust.#: SWEE0002    Kevin Sweeney                      Contact: Kevin Sweeney              Phone: 541/484-9176
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: SWIN0002    Carmella Swinney                   Contact:                            Phone: 541/747-6470
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SYNA0002    SynapTech                          Contact:                            Phone: 541/342-7865
                                 Current: 24.95               30: 0.00           60: 0.00        90+: 0.00          Total: 24.95
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Cust.#: TACO0002    TacoTime International, Inc.       Contact: Clark Brown                Phone: 541/687-8222
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: TEMP0002    Chuck & Bonnie Temple              Contact: Chuck or Bonnie            Phone: 541/747-7050
                                 Current: 16.40               30: 81.40          60: 0.00        90+: 0.00          Total: 97.80
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Cust.#: TEMP0004    Templex Technology                 Contact:                            Phone: 541/683-7474
                                 Current: 150.00              30: 150.00         60: 0.00        90+: 0.00          Total: 300.00
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Cust.#: TEST0004    Test Testerman                     Contact:                            Phone: 123-1234
                                 Current: 0.00                30: 0.00           60: 80.00       90+: 0.00          Total: 80.00
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Cust.#: THAX0002    Mick Thaxton                       Contact: Mick Thaxton               Phone: 541/895-5434
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THIE0002    Deborah Thiessen                   Contact: Deborah Thiessen           Phone: 541/343-7118
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: THOM0002    Martha Warren Thomas               Contact:                            Phone: 541/741-8073
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: THOM0004    Stan Thomas                        Contact: Stan                       Phone: 541/687-9043
                                 Current: 19.35               30: 16.40          60: 0.00        90+: 0.00          Total: 35.75
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Cust.#: THOM0010    Neil J Thompson                    Contact:                            Phone: 541/998-8791
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THOM0016    Randy Thompson                     Contact: Randy                      Phone: 541/942-2601
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THOM0018    Ben Thompson                       Contact:                            Phone: 541/726-8659
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THOM0022    Mike Thompson                      Contact:                            Phone: 541.461.9815
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: THOM0024    Marilyn Thoms                      Contact:                            Phone: 541-942-7564
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: THOR0002    Christel Thorin                    Contact: Christel                   Phone: 541/345-4680
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: TICK0002    Arthur Ticknor                     Contact:                            Phone: 541/343-0636
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TIND0002    Brad Tindall                       Contact: Brad Tindall               Phone: 541/484-6824
                                 Current: 0.00                30: 0.00           60: 32.80       90+: 16.40         Total: 49.20
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Cust.#: TINN0002    Richard Tinney                     Contact: Richard Tinney             Phone: 541/343-1720
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95


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
Cust.#: TOMI0002     Gradh Tomic                        Contact:                            Phone: 541/367-6600
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TOMP0002     Gabe Tompkins                      Contact:                            Phone: 541/687-8451
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRAC0002     Michael W Tracy                    Contact: Mike Tracy                 Phone: 541/995-8009
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRAN0002     Transport Engineering Inc.         Contact: Rhonda McKinney            Phone: 541/937-4249
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRAV0002     Travel Team                        Contact: Aggie Wild                 Phone: 541/343-1219
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRIP0002     Michael Tripp                      Contact:                            Phone: 541/345-3975
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: TRUP0002     James Trupp                        Contact:                            Phone: 541/744-8939
                                 Current: 0.00                30: 0.00           60: 0.00        90+: 39.90         Total: 39.90
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Cust.#: TURN0002     Susan Turnbow                      Contact: Susan Trunbow              Phone: 541/683-8622
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TURN0004     Les Turner                         Contact:                            Phone: 541/726-0630
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: UEMU0002     Yoshiko Uemura                     Contact:                            Phone: 541-683-3248
                                 Current: 32.45               30: 0.00           60: 0.00        90+: 0.00          Total: 32.45
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Cust.#: URLI0002     Sue Ulrich                         Contact: Sue Ulrich                 Phone: 541/485-8623
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: URLI0004     Dave Ulrickson                     Contact:                            Phone: 541/461-9382
                                 Current: 16.40               30: 0.00           60: 0.00       90+: 0.00           Total: 16.40
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Cust.#: UNDE0002     Chris Underwood                    Contact: Chris                      Phone: 541/744-9674
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: UNIV0002     University Cyber Shops             Contact:                            Phone: 541/338-9221
                                 Current: 649.80              30: 0.00           60: 0.00        90+: 0.00          Total: 649.80
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Cust.#: VALE0002     Dee Valenti                        Contact: Dee Valenti                Phone: 541/746-2673
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: VAND0002     Kim Vanderkley                     Contact: Kim Vanderkley             Phone: 541/431-1506
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: VAND0004     Martin Vanderzwan                  Contact: Martin                     Phone: 541/343-4814
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VANH0002     Julie VanHandel                    Contact:                            Phone: 541/683-5548
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VANM0002     John VanMeter                      Contact: John VanMeter              Phone: 541/688-5798
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VANN0002     Lynn Van Norman                    Contact: Lynn                       Phone: 541/344-6759
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: VERO0002     Paul Veronin                       Contact: Paul Veronin               Phone: 541/896-0158
                                 Current: 13.35               30:  0.00          60: 0.00        90+: 0.00          Total: 13.35
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Cust.#: VERS0002     VersaLogic Corporation             Contact: Randall                    Phone: 541/485-8575
                                 Current: 0.00                30: 2,550.00       60: 0.00        90+: 0.00          Total: 2,550.00
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Cust.#: VIEW0002     Viewtouch Inc                      Contact:                             Phone: (541)344-7990
                                 Current: 123.20              30: 123.20         60: 272.50        90+: 320.40      Total: 839.30
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Cust.#: VINC0002     Nancy Vincent                      Contact:                            Phone: 541/683-2155
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VINE0002     Joel Viney                         Contact: Joel Viney                 Phone: 541/744-2637
                                 Current: 19.95                30: 0.00           60: 0.00        90+: 0.00         Total: 19.95
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Cust.#: VISI0002     Visions                            Contact:                            Phone: 541/985-8131
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VITO0002     Vitos Cork Reporter                Contact: Tom Robertson              Phone: 342-4552
                                 Current: 49.95               30: 1,124.90       60: 0.00        90+: 0.00          Total: 1,174.85
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Cust.#: VOLK0002     Vickie Volkman                     Contact: Vickie                     Phone: 541/607-9046
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VUHU0002     Huy Vu                             Contact:                            Phone: 541/344-8670
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: WALK0002     Bridget Walker                     Contact:                            Phone: 541/607-5668
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WALK0004     George Walker                      Contact: George                     Phone: 541/747-8151
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WALL0002     Mike Wallin                        Contact: Mike                       Phone: 541/687-1481
                                 Current: 0.00                30: 16.40          60: 32.80        90+: 12.80        Total: 62.00
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Cust.#: WAND0002     Lisa Wandler                       Contact: Lisa Wandler               Phone: 541/998-9584
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WARR0004     James Warren                       Contact:                            Phone: 541/302-6837
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WASH0002     Don Washington                     Contact: Don                        Phone: 541/747-3527
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WATE0002     Micky Waters                       Contact:                            Phone: 541/687-9338
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WATE0004     Richard Waterson                   Contact: Richard                    Phone: 541/341-3920
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WATE0006     Water Brothers Construction Inc.   Contact:                            Phone: 541-485-8006
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: WATK0002     KC Watkins                         Contact: KC Watkins                 Phone: 541/688-1644
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 92.30         Total: 112.25
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Cust.#: WAYL0002     Ken Wayland                        Contact:                            Phone: 541/302-1843
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WEAV0002     Pam Weaver                         Contact: Pam                        Phone: 541/302-1801
                                 Current: 29.95               30: 0.00           60: 0.00        90+: 0.00          Total: 29.95
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Cust.#: WEBE0002     Charles Weber                      Contact:                            Phone: 541/687-0860
                                 Current: 0.00                30: 0.00           60: 0.00        90+: 89.40         Total: 89.40
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Cust.#: WEHR0002     Jia Wehrman                        Contact:                            Phone: 541/431-0273
                                 Current: 0.00                30: 0.00           60: 45.80        90+: 22.90        Total: 68.70
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Cust.#: WEIS0002     Elaine Weiss                       Contact: Elaine Weiss               Phone: 541/726-8826
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: WEIT0002     Edward Weitzel                     Contact: Edward                     Phone: 541-746-1418
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WELC0004     Marcus and Janet Welch             Contact:                            Phone: 541/937-2775
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WELL0002     Benjamin John Wells                Contact:                            Phone: 541/607-6869
                                 Current: 0.00                30: 98.40          60: 0.00        90+: 0.00          Total: 98.40
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Cust.#: WEST0002     Lanny West                         Contact:                            Phone: 541-484-5776
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WHAT0002     WhatIUse/Creative Clock            Contact: J.D. Olson/Mick Thaxton    Phone: 541/344-3445
                                 Current: 0.00                30: 149.85         60: 149.85      90+: 0.00          Total: 299.70
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Cust.#: WHEE0004     Estate Planning Services           Contact: Robert Wheeler             Phone: 541/344-5620
                                 Current: 69.30               30: 0.00           60: 0.00        90+: 0.00          Total: 69.30
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Cust.#: WHIP0002     David Whipple                      Contact:                            Phone: 541/683-2772


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

                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WHIT0004     Suzane Whittington                 Contact: Ransom                     Phone: 541/461-0207
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WHIT0008     James C White                      Contact:                            Phone: 541/687-1441
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WHIT0010     Scott Whiteford                    Contact:                            Phone: 541/431-0554
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WILH0002     Gerald Wilheim                     Contact:                            Phone: 541/683-5941
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WILL0008     Willamalane Parks and              Contact: David Pierpoint            Phone: 541/726-4335
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WILL0012     Willamette Beverage Co.            Contact: Tim Luck                   Phone: 541/687-0251
                                 Current: 95.00               30: 0.00           60: 0.00        90+: 0.00          Total: 95.00
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WILS0004     Rita Wilson                        Contact: Rita Wilson                Phone: 541/689-3086
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WINE0002     Barry Winebrenner                  Contact:                            Phone: 541/484-6268
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WISW0002     Wiswall & Walsh                    Contact:                            Phone: 541/484-6630
                                 Current: 74.95               30: 0.00           60: 0.00        90+: 0.00          Total: 74.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WITT0002     Kevin Witt                         Contact:                            Phone: 541/345-3487
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WOBB0002     Debbie Wobbe                       Contact:                            Phone: 541/689-9541
                                 Current: 16.40               30: 0.00           60: 0.00       90+: 0.00           Total: 16.40
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WOOD0002     Peter Woods                        Contact:                            Phone: 541/998-1832
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WOOD004      Kenneth Woods                      Contact:                            Phone: 541/688-7154
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WRIG0004     Jennifer Wright                    Contact:                            Phone: 541-338-0882
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: YOUN0004     Joyce and Jim Young                Contact:                            Phone: 541/345-6749
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: YOUN0006     Judy Young                         Contact:                            Phone: 541-942-7833
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: ZART0002     David Zartman                      Contact:                            Phone: 541/485-9123
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------

                                        CURRENT                     30                 60              90+             TOTAL DUE
              GRAND TOTALS:           33,572.28              25,035.98           3,501.30         1,009.00             63,118.56

27 of 27

                              EXHIBIT B

                             LIABILITIES


Accounts Payable                                        $ 36,587
Accrued payroll and payroll taxes                         22,393
Note to Pacific Continental Bank                         100,000
Lease payable to Bilyeu Miller Insurance                  21,287
Note to shareholder-Dean Bilyue                           14,538
Note to shareholder-Ransom Southerland                    30,655
Note to shareholder-Bill Southerland                      12,313
Note to shareholder-Mike Henson                           14,000
Long-term note to Business Systems Group                 336,000
                                                        ---------
                                                        $587,774
                                                        ---------
                                                        ---------


Closed end leases held by Clipper Cubed Corp-Asset is NOT listed above


        LESSOR              ASSET               # OF PMTS         PAY AMT
US Bancorp                 2ea Comm Servers         36            $676.95
FELCO AutoLease            1998 Buick               48             387.89
FELCO AutoLease            1998 Durango             60             438.98
IOS Capital                Canon Photocopier        36             132.60






                             Exhibit B

                       CLIPPERNET INTENET ACCESS SERVICES
                                ACCOUNTS PAYABLE
                                     7/30/98


VENDOR                                                         AMOUNT
------                                                      -----------
Dahl Craft                                                      210.00
Schofield Electric                                              123.65
Lan Tel                                                         983.00
Pacific Care                                                  1,576.28
Security life                                                   119.05
TeleComm Services                                               344.33
US West-Z-bill                                               12,396.90
US West-T31-3239                                                103.51
US West-T61-0317                                                119.21
US West-T21-3686                                                255.70
US West Comm                                                  1,361.80
US West Comm                                                  1,323.61
Shared Comm                                                     131.64
Sprint                                                           20.19
Nextel                                                          548.86
US West Interact                                              5,500.00
Pitney Bowes                                                    268.04
Pitney Bowes                                                    103.50
IKON                                                             43.40
IOS Capital                                                     397.80
US Bancorp                                                      676.95
BMI                                                             760.25
Fed Ex                                                           43.75
Business News                                                   666.40
Transport Logic                                               1,000.00
ZNYX                                                          1,219.80
The Hartford                                                     53.16
American Express                                              4,699.57
Lane County Fair                                                480.00
Pacific Continental                                             951.89
Network Solutions                                               105.00
                                                            ----------
Total                                                       $36,587.24
                                                            ----------
                                                            ----------

EXPRESS FINANCE                                      [U.S. BANCORP LOGO]
E-Z LEASE
TERMS SHEET AND
LEASE AGREEMENT


LESSOR:        U.S. BANCORP LEASING & FINANCIAL          DATE: MAY 13, 1998
               7659 S.W. MOHAWK STREET
               TUALATIN, OR 97062

LESSEE:        CLIPPER CUBED CORP

               [NOTICE/BILLING ADDRESS]            [PROPERTY LOCATION]
               2295 COBURG ROAD SUITE 105
               PO BOX 70105
               EUGENE OR 97401-
               COUNTY: LANE


-------------------------------------------------------------------------------

PROPERTY DESCRIPTION:

TWO (2) NEW MODEL 8000 DUAL WAN 48 PORT REMORT ACCESS CONCENTRATOR WITH 46 BAY DSP MODOME SERIAL NO. CU1004E22/RA800013091/RA80001307 AND QC MS

together with all replacements, parts, repairs, additions, accessions and accessories incorporated therein or affixed or attached thereto and any and all proceeds of the foregoing, including, without limitation, insurance recoveries.

-----------------------------------------------------------------------------------------------------------
                                   SALES TAX ON
PROPERTY COST:   $19,794.00        PROPERTY COST:  N/A                      PLEASE INITIAL HERE: _________

AMOUNT FINANCED: $19,497.00        RESIDUAL PAYMENT: $1,979.40              ADVANCE RENTALS: $1,353.90
                                   GUARANTEED

PERIODIC RENTAL:   $676.95         INSURANCE WAIVER: N/A                    PRO RATA RENTALS: $0.00 PER DAY

FIRST PAYMENT DUE DATE:  UPON DELIVERY & ACCEPTANCE                         NUMBER OF PAYMENTS DUE: THIRTY SIX (36)

SALES TAX:      YES    X  NO       EXEMPT (CERT.REQ'D)       PAID UP FRONT              FINANCED       PAID ON RENTALS
           -----     -----    -----                     -----                      -----          -----

SALES TAX DUE AT SIGNING: N/A      DOCUMENT FEE: $150.00                    OTHER FEES: N/A

DUE ON SIGNING: $1,503.90
-----------------------------------------------------------------------------------------------------------

    U.S. BANCORP LEASING & FINANCIAL                                           CLIPPER CUBED CORP

           (LESSOR)                                                                   (LESSEE)

BY:                                                                 BY:
     -----------------------------------                                 ----------------------------------
     AN AUTHORIZED OFFICER THEREOF                                         MICHAEL D. HENSON
                                                                           PRESIDENT

              [LTS LOGO]                                    PURCHASE AGREEMENT

                                                                        BILL TO:  NO.: 980709L-1
                                                                                       -------------------

                                                                        CLIPPERNET
                                                                        ----------------------------------
                                                                                      Name
                                                                        2295 COBURG ROAD #105
                 LAN TEL SERVICES                                       ----------------------------------
                 ----------------                                       INSTALL AT:    Mailing Address
                    INCORPORATED                                        CLIPPERNET
                                                                        ----------------------------------
                                                                                      Name
 541-688-1427                                541-773-6568               2295 COBURG ROAD #105
FAX: 541-688-4642              A          FAX: 541-773-2399             ----------------------------------
1900 IRVING RD., BLDG. C.   TELECO     906 CHEVY WAY, SUITE C                         Street Address
EUGENE, OREGON 97402        COMPANY        MEDFORD, OREGON 97504        EUGENE          OR         97401
                                                                        ----------------------------------
                                                                        City            State         Zip
SYSTEM TYPE  LUGENT ACS                                                 RANSOM SOUTHERLAND       431-3360
            ----------------                                            ----------------------------------
                                                                        Contact Name            Phone No.


---------------------------------------------------------------------------------------------------------
QUANTITY             PART NUMBER                                  DESCRIPTION
---------------------------------------------------------------------------------------------------------
    1                6054-PR11                   CONTROL UNIT EQUIPPED FOR 3 C.O. LINES & 8 STATIONS.
---------            -----------                 --------------------------------------------------------
    1                1326-002                    RELEASE 2.0 SOFTWARE.
---------            -----------                 --------------------------------------------------------
    1                60624                       EXPANSION CARRIER.
---------            -----------                 --------------------------------------------------------
    2                60555                       308EC EXPANSION MODULE EQUIPPED W/3 LINES & 8 STATIONS.
---------            -----------                 --------------------------------------------------------
    1                3158-08W                    WHITE 34 BUTTON DISPLAY/SPEAKERPHONE.
---------            -----------                 --------------------------------------------------------
    12               3158-05W                    WHITE 18 BUTTON SPEAKERPHONE.
---------            -----------                 --------------------------------------------------------
    1                                            4 PORT 4 HOUR VOICE MAIL.
---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

---------            -----------                 --------------------------------------------------------

ESTIMATED CUT-OVER DATE:                                WARRANTY:
                         --------------
                                                    PARTS:     18 MO
                                                            ------------
/ /  CASH TERMS:
     40% Down Payment
                      ---------------------------
     30% Upon Delivery                              LABOR:     18 MO        TOTAL PRICE:    $7,810.00
                      ---------------------------           -------------                 -------------
     30% Due Day of Cutover                                                                    592.00
                            ---------------------                                         -------------
                                                                                            $8,402.00

Lan Tel shall retain from the down payment a restocking fee equal to 15 percent of the TOTAL PRICE on orders canceled prior to installation or delivery, regardless of the reason for cancellation. Returns and cancellations after delivery or installation are not permitted.

/X/  LEASE TERMS: As written in attached lease agreement.
     DEPOSIT RECEIVED
                      ---------------------------------

THE ONLY WARRANTIES OF SELLER ARE THOSE SET FORTH ON THE REVERSE SIDE OF THIS AGREEMENT. BUYER ACKNOWLEDGES THAT THE ADDITIONAL TERMS AND CONDITIONS SET FORTH ON THE REVERSE SIDE ARE A PART OF THIS AGREEMENT.


/s/ F James Nelson                                CFO                       7/9/98
-----------------------------------------         -------------------    ----------------------------
CUSTOMER'S SIGNATURE                              TITLE                  DATE

F James Nelson
----------------------------------
PRINT OR TYPE NAME


LAN TEL SERVICES /s/ [ILLEGIBLE]                        President                  7/13/98
                 ----------------------------------     ------------------      ---------------------
                 SIGNATURE                              TITLE                   DATE





                                           CUSTOMER COPY

                        CORPORATE RESOLUTION TO BORROW

---------------------------------------------------------------------------------------------
  PRINCIPAL  LOAN DATE    MATURITY   LOAN NO   CALL   COLLATERAL  ACCOUNT  OFFICER  INITIALS
$100,000.00  03-20-1998  09-16-1998   43251      4      430                  TDH
---------------------------------------------------------------------------------------------

   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------
BORROWER:   CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET
            ACCESS SERVICE
            2300 OAKMONT WAY, SUITE 203/P.O. BOX 70104
            EUGENE, OR  97401

LENDER:     PACIFIC CONTINENTAL BANK
            P.O. BOX 10727
            EUGENE, OR  97440

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF CLIPPER CUBED CORPORATION DBA CLIPPERNET INTERNET ACCESS SERVICE (THE "CORPORATION"), HEREBY CERTIFY that the Corporation is organized and existing under and by ILLEGIBLE TEXT of the laws of the State of Nevada as a corporation for profit, with its principal office at 2300 Oakmont Way, Suite 203/P.O. Box 70104, Eugene, OR 97401 and is duly authorized to transact business in the State of Oregon.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on March 20, 1998, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY TWO (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                   POSITIONS            ACTUAL SIGNATURES
-----                   ---------            -----------------
Dean Bilyeu             President            X
                                              --------------------------------
Ransom Southerland      Vice President       X
                                              --------------------------------
Rosalie Wolfe           Secretary            X
                                              --------------------------------


acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

   BORROW MONEY. To borrow from time to time from Pacific Continental Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of ONE HUNDRED THOUSAND & 00/100 DOLLARS ($100,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

   EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

   GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodation so obtained, any promissory notes so executed (including any amendments to or modifications, renewals and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

   EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the ILLEGIBLE TEXT, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

   NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

   FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: Dean Bilyeu, President; Ransom Southerland, Vice President; and Rosalie Wolfe, Secretary.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender ILLEGIBLE TEXT may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or (f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand or record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

Loan No 43251                            (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, I have hereunto set my hand on March 20, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                     CERTIFIED TO AND ATTESTED BY:

                                     X
                                      -----------------------------------------

                                     X
                                      -----------------------------------------


NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers ??? ??? ??? ??? ??? second Officer or Director of the Corporation.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24(c) 1998 CFI ProServices, Inc. All rights reserved. (OR-C10 CLIPPER.LN)

                  AGREEMENT TO PROVIDE INSURANCE

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE      MATURITY      LOAN NO      CALL      COLLATERAL      ACCOUNT      OFFICER      INITIALS
  $100,000.00    03-20-1998     09-16-1998      43251         4           430                       TDH
------------------------------------------------------------------------------------------------------------------------
       References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------

BORROWER: CLIPPER CUBED CORPORATION           LENDER: PACIFIC CONTINENTAL BANK
          DBA: CLIPPERNET INTERNET                    P.O. BOX 10727
          ACCESS SERVICE                              EUGENE, OR 97440
          2300 OAKMONT WAY,
          SUITE 203/P.O. BOX 70104
          EUGENE, OR 97401

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

INSURANCE REQUIREMENTS. Clipper Cubed Corporation dba: Clippernet Internet Access Service ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:  ALL INVENTORY AND EQUIPMENT.
             TYPE. All risks, including fire, theft and liability.
             AMOUNT. Full insurable value.
             BASIS. Replacement value.
             ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.
             DEDUCTIBLES. $500.00

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.

PROVISION OF INSURANCE. Grantor agrees to deliver to Lender, ten (10) days from the date of this Agreement, evidence of the required insurance as provide above, with an effective date of March 20, 1998, or earlier.

-------------------------------------------------------------------------------
                                     WARNING

Unless GRANTOR provides Lender with evidence of the insurance coverage as required by Grantor's security documents, Lender may purchase insurance at Grantor's expense to protect Lender's interest. This insurance may, but need not, also protect Grantor's interest. If the collateral becomes damaged, the coverage Lender purchases may not pay any claim Grantor makes or any claim made against Grantor. Grantor may later cancel this coverage by providing evidence that Grantor has obtained property coverage elsewhere. Grantor will be responsible for the cost of any insurance purchased by Lender. The cost of this insurance may be added to Grantor's Indebtedness. If the cost is added to Grantor's Indebtedness, the interest rate on the underlying indebtedness will apply to this added amount. The effective date of coverage may be the date Grantor's prior coverage lapsed or the date Grantor failed to provide proof of coverage. The coverage Lender purchases may be considerably more expensive than insurance Grantor can obtain on Grantor's own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.
-------------------------------------------------------------------------------

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 20, 1998.

GRANTOR:

CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET ACCESS SERVICE


By:_______________________________           By:_______________________________
   DEAN BILYEU, PRESIDENT                       ROSALLE WOLFE, SECRETARY

-------------------------------------------------------------------------------

                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:____________________                         PHONE:_______________________
AGENT'S NAME:____________________________________
INSURANCE COMPANY:_____________________________________________________________
POLICY NUMBER:_________________________________________________________________
EFFECTIVE DATES:_______________________________________________________________
COMMENTS:______________________________________________________________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

LASER PRO, Reg. U.S. Pat. & T.M. Off.; Ver 3.24 (c) 1998 CFI Pro Services, Inc. All rights reserved. [OR - 110 CLIPPER, LN]

                             ILLEGIBLE LINE ON COPY



------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE      MATURITY      LOAN NO      CALL      COLLATERAL      ACCOUNT      OFFICER      INITIALS
  $100,000.00    03-20-1998     09-16-1998      43251         4           430                       TDH
------------------------------------------------------------------------------------------------------------------------
       References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------

BORROWER: CLIPPER CUBED CORPORATION           LENDER: PACIFIC CONTINENTAL BANK
          DBA: CLIPPERNET INTERNET                    P.O. BOX 10727
          ACCESS SERVICE                              EUGENE, OR 97440
          2300 OAKMONT WAY,
          SUITE 203/P.O. BOX 70104
          EUGENE, OR 97401

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate (2.500% over Pacific Continental Bank Prime Rate, with an interest rate floor of 10.500% making an initial rate of 11.000%). Revolving Line of Credit Loan to a Corporation for $100,000.00 due on September 16, 1998.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

         / / PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

         /X/ BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: Provide funds for Working Capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $100,000.00 as follows:


           UNDISBURSED FUNDS:                               $99,425.00

           OTHER CHARGES FINANCED:                              $40.00
             $10.00 UCC Filing Fee
             $30.00 UCC Search Fees

           TOTAL FINANCED PREPAID FINANCE CHARGES:             $535.00
             $500.00 Loan Fees
             $35.00 Documentation Preparation Fee
                                                           -----------
           NOTE PRINCIPAL:                                 $100,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT HERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 20, 1998.

BORROWER:

CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET ACCESS SERVICE

BY:                                    BY:
   --------------------------------       -------------------------------
   DEAN BILYEU, PRESIDENT                 ROSALIE WOLFE, SECRETARY

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Variable Rate. Line of Credit.    LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver.
                                  5.24(c) 1998 CFI ProServices, Inc. All rights reserved. (OR-120 CLIPPER.LN)

                             PROMISSORY NOTE

-----------------------------------------------------------------------------------------------
 PRINCIPAL    LOAN DATE     MATURITY     LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$100,000.00   03-20-1998   09-16-1998     43251    4       430                TDH
-----------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------
BORROWER:  CLIPPER CUBED CORPORATION                LENDER: PACIFIC CONTINENTAL
           DBA: CLIPPERNET INTERNET                         BANK
           ACCESS SERVICE                                   P.O. BOX 10727
           2300 OAKMONT WAY, SUITE 203/                     EUGENE, OR 97440
           P.O. BOX 70104
           EUGENE, OR 97401

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


PRINCIPAL AMOUNT: $100,000.00    INITIAL RATE: 11.000%    DATE OF NOTE: March 20, 1998


PROMISE TO PAY. Clipper Cubed Corporation dba: Clippernet Internet Access Service ("Borrower") promises to pay to Pacific Continental Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Thousand & 00/100 Dollars ($100,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON SEPTEMBER 16, 1998. IN
ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING APRIL 16, 1998, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY THE PRIME CHANGES. THE INDEX CURRENTLY IS 8.500% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF
2.500 PERCENTAGE POINTS OVER THE INDEX, ADJUSTED IF NECESSARY FOR THE MINIMUM AND MAXIMUM RATE LIMITATIONS DESCRIBED BELOW, RESULTING IN AN INITIAL RATE
OF 11.000% PER ANNUM. NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on this Note be less than 10.500% per annum or more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $5.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued UNPAID interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 16 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. [illegible text] property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen
(15) days; or (b) if the cure requires more than fifteen (15) days immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued UNPAID interest immediately due, without notice, and then borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.500 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note, if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF OREGON. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LANE COUNTY, THE STATE OF OREGON. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF OREGON.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $18.50 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

03-20-1998                COMMERCIAL SECURITY AGREEMENT                 Page 2
Loan No 43251                        (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: DEAN BILYEU, PRESIDENT; RANSOM SOUTHERLAND, VICE PRESIDENT; AND ROSALIE WOLFE, SECRETARY. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender, regardless of the fact that persons other than those authorized to borrow have authority to draw against the accounts. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLEY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET ACCESS SERVICE

BY:                                         BY:
  ------------------------------------         -------------------------------
  DEAN BILYEU, PRESIDENT                       ROSALIE WOLFE, SECRETARY

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         COMMERCIAL SECURITY AGREEMENT

-----------------------------------------------------------------------------------------------
 PRINCIPAL    LOAN DATE     MATURITY     LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$100,000.00   03-20-1998   09-16-1998     43251    4       430                TDH
-----------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  CLIPPER CUBED CORPORATION                LENDER: PACIFIC CONTINENTAL
             DBA: CLIPPERNET INTERNET                        BANK
           ACCESS SERVICE                                   P.O. BOX 10727
           2300 OAKMONT WAY, SUITE 203/                     EUGENE, OR 97440
           P.O. BOX 70104
           EUGENE, OR 97401

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET ACCESS SERVICE (REFERRED TO BELOW AS "GRANTOR"); AND PACIFIC CONTINENTAL BANK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

         COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

              ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

         In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

             (a) All attachments, accessions, accessories, tools, parts, supplies, increases and additions to and all replacements of and substitutions for any property described above.

             (b) all products and produce of any of the property described in this Collateral section.

             (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

             (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

             (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

         EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

         GRANTOR. The word "Grantor" means Clipper Cubed Corporation dba:
         Clippernet Internet Access Service, its successors and assigns.

         GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

         LENDER. The word "Lender" means Pacific Continental Bank, its successors and assigns.

         NOTE. The word "Note" means the note or credit agreement dated March 20, 1998, in the principal amount of $100,000.00 from Clipper Cubed Corporation dba: Clippernet Internet Access Service to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of the Grantor's right, title and interest in and to Grantor's accounts with Lender(whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

         PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security

Loan No 43251                       (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate of articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Oregon, without the prior written consist of Lender.

TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles. Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

TAXES AND ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceedings, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

HAZARDOUS SUBSTANCES. Grant represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.
Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et. seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing or intended to protect human health or the environment ("Environmental Laws"). The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warrants contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of

03-20-1998             COMMERCIAL SECURITY AGREEMENT                  Page 4
Loan No 43251                   (Continued)

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         proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or become incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

         ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         INSECURITY. Lender, in good faith, deems itself insecure.

         RIGHT TO CURE. If any default, other than a Default of Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days or (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues to completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Oregon Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

         ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made unless Grantor has signed, after an Event of Default occurs, a statement renouncing or modifying Grantor's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten
         (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chooses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

         OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency event if the transaction described in this subsection is a sale of accounts or chattel paper.

         OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

         CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS: This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Oregon. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

         ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorney's fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

03-20-1998                COMMERCIAL SECURITY AGREEMENT                 Page 5
Loan No 43251                        (Continued)
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CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law if there is more than one Grantor, notice to an Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of the Agreement in all other respects shall remain valid and enforceable.

SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

WAIVER OF CO-OBLIGOR'S RIGHTS. If more than one person is obliged for the indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which Borrower has or would otherwise have by virtue of payment of the indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 20, 1998.

GRANTOR:

CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET ACCESS SERVICE

BY:                                        BY:
  ----------------------------------         --------------------------------
DEAN BILYEU, PRESIDENT                       ROSALIE WOLFE, SECRETARY

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT

----------------------------------------------------------------------------------------------------------------
 PRINCIPAL   LOAN DATE    MATURITY     LOAN NO       CALL       COLLATERAL      ACCOUNT      OFFICER    INITIALS
$100,000.00  03-20-1998  09-16-1998     43251          4            430                        TDH
----------------------------------------------------------------------------------------------------------------
           References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------------------

BORROWER:  CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET                      LENDER:  PACIFIC CONTINENTAL BANK
           ACCESS SERVICE                                                                   P.O. BOX 10727
           2300 OAKMONT WAY, SUITE 203/P.O. BOX 70104                                       EUGENE, OR 97440
           EUGENE, OR 97401

GRANTOR:   ALAIN L. DE LA MOTTE AND ELIZABETH L. DE LA MOTTE, AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN
             COMMON
           6700 S.W. SANDBURG ROAD
           TIGARD, OR 97223
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT is entered into among Clipper Cubed Corporation dba: Clippernet Internet Access Service (referred to below as "Borrower"); Alain L. de la Motte and Elizabeth de la Motte, as joint tenants with right of survivorship and not as tenants in common (referred to below as "Grantor"); and Pacific Continental Bank (referred to below as "Lender").

GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

    AGREEMENT. The word "Agreement" means this Commercial Pledge and Security Agreement, as this Commercial Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge and Security Agreement from time to time.

    BORROWER. The word "Borrower" means each and every person or entity signing the Note, including without limitation Clipper Cubed Corporation dba: Clippernet Internet Access Service.

    COLLATERAL. The word "Collateral" means the following specifically described property, which Grantor has delivered or agrees to deliver (or cause to be delivered or appropriate book-entries made) immediately to Lender, together with all Income and Proceeds as described below:

         202500.000 SHARES OF INTEGRATED FOOD RESOURCES, INC. STOCK CERTIFICATE NUMBER P 1231, CUSIP#45813P 10 6

         ONE STOCK POWER SIGNED IN BLANK

    In addition, the word "Collateral" includes all property of Grantor (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

         (a) ALL PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS OF TITLE.

         (b) ALL PROPERTY ASSIGNED TO LENDER.

         (c) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES, AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.

         (d) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF A WRITING, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA.

    EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

    GRANTOR. The word "Grantor" means Alain L. de la Motte and Elizabeth L. de la Motte, as joint tenants with right of survivorship and not as tenants in common. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement only to grant a security interest in Grantor's interest in the Collateral to Lender and is not personally liable under the Note except as otherwise provided by contract or law (e.g., personal liability under a guaranty or as a surety).

    GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

    INCOME AND PROCEEDS. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

    INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other Indebtedness and costs and expenses for which Borrower or Grantor is responsible under this Agreement or under any of the Related Documents.
    In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Borrower, or any one or more of them, to Lender, as well as all claims by Lender against Borrower, or any one or more of them, whether existing now or later, whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether any such indebtedness may be or hereafter may become otherwise unenforceable.

    LENDER. The word "Lender" means Pacific Continental Bank, its successors and assigns.

    NOTE. The word "Note" means the note or credit agreement dated March 20, 1998, in the principal amount of $100,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

    OBLIGOR. The word "Obligor" means and includes without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

03-20-1998           COMMERCIAL PLEDGE AND SECURITY AGREEMENT            Page 2
Loan No 43251                        (Continued)

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   RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Agreement is executed at Borrower's request and not at the request of Lender;
(b) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (c) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (d) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand and notice of dishonor or non-payment to Grantor, Borrower, or any other party to the indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (a) grant any extension of time for any payment; (b) grant any renewal; (c) permit any modification of payment terms or other terms; or (d) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Grantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Grantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Grantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to the Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

   OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

   RIGHT TO PLEDGE. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

   BINDING EFFECT. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

   NO FURTHER ASSIGNMENT. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

   NO DEFAULTS. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

   NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights in addition to all other rights it may have by law:

   MAINTENANCE AND PROTECTION OF COLLATERAL. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

   INCOME AND PROCEEDS FROM THE COLLATERAL. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

   APPLICATION OF CASH. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

   TRANSACTIONS WITH OTHERS. Lender may (a) extend time for payment or other performance,(b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

   ALL COLLATERAL SECURES INDEBTEDNESS. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the indebtedness is created is aware of or relies upon the Collateral.

   COLLECTION OF COLLATERAL. Lender, at Lender's option may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, if Lender exercises such option, to pay and deliver to Lender all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender's receipt for the payments.

   POWER OF ATTORNEY. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral;
   (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings; either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and
   (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

03-20-1998            COMMERCIAL PLEDGE AND SECURITY AGREEMENT           Page 3
Loan No 43251                      (Continued)

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-------------------------------------------------------------------------------

   PERFECTION OF SECURITY INTEREST. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest. Lender may choose the method(s) to be used. Upon request of Lender, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If the Collateral consists of securities for which no certificate has been issued. Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME BORROWER MAY NOT BE INDEBTED TO LENDER.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or
(ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this agreement:

   DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the indebtedness.

   OTHER DEFAULTS. Failure of Borrower or Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or failure of Borrower to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

   DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

   FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

   DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

   INSOLVENCY. The dissolution or termination of Borrower or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

   CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by an creditor of Borrower or Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Borrower or Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

   EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

   ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

   INSECURITY. Lender, in good faith, deems itself insecure.

   RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor has not been given a prior notice of a breach of the same provision of this Agreement, if may be cured (and no Event of Default will have occurred) if Borrower or Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

   ACCELERATE INDEBTEDNESS. Declare all indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

   COLLECT THE COLLATERAL. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the indebtedness.

   SELL THE COLLATERAL. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made unless Grantor has signed after an Event of Default occurs, a statement renouncing or modifying Grantor's right to notification of sale. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice

03-20-1998            COMMERCIAL PLEDGE AND SECURITY AGREEMENT         Page 4
Loan No 43251                       (Continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

     to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

     REGISTER SECURITIES. Register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

     SELL SECURITIES. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Borrower or Grantor is an affiliate of the issuer of the securities, Borrower and Grantor agree that neither Grantor nor any member of Grantor's family will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

     FORECLOSURE. Maintain a judicial suit for foreclosure and sale of the Collateral.

     TRANSFER TITLE. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     OTHER RIGHTS AND REMEDIES. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

     APPLICATION OF PROCEEDS. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorney fees as provided below, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Borrower to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF OREGON. IF THERE IS A LAWSUIT, BORROWER AND GRANTOR AGREE UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LANE COUNTY, THE STATE OF OREGON. LENDER, BORROWER AND GRANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER, BORROWER OR GRANTOR AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

     ATTORNEYS' FEES; EXPENSES. Borrower and Grantor agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lenders legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Borrower and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower and Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower or Grantor, notice to any Borrower or Grantor will constitute notice to all Borrower and Grantors. For notice purposes, Borrower and Grantor will keep Lender informed at all times of Borrower and Grantor's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

03-20-1998              COMMERCIAL PLEDGE AND SECURITY AGREEMENT         Page 5
Loan No 43251                        (Continued)

BORROWER AND EACH GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AND SECURITY AGREEMENT, AND BORROWER AND EACH GRANTOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 20, 1998.

BORROWER:

CLIPPER CUBED CORPORATION DBA: CLIPPERNET INTERNET ACCESS SERVICE

BY:                                  BY:
   -----------------------------        ----------------------------
   DEAN BITYEU, PRESIDENT               ROSALLE WOLFE, SECRETARY

GRANTOR:

X
 --------------------------------------------------------------------------
 ALAIN DE LA MOTTE

X
 --------------------------------------------------------------------------
 ELIZABETH L. DE LA MOTTE, AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON

[FELCO LOGO]                                 CONSUMER MOTOR VEHICLE LEASE
                                                      (CLOSED END)
                                        ----------------------------------------
                                                            (FOR FELCO USE ONLY)
                                        DATE  2/17/98    B-
                                        ----------------------------------------

1. PARTIES. This lease agreement ("Lease") is entered into between FELCO AutoLease and the below-named Lessee. For purposes of this Lease, "you", "your" and "Lessee" shall refer to the Lessee(s) named below and "we", "us", "our" and "Lessor" shall mean FELCO AutoLease or its assignee. OREGON ROADS, INC. ("Dealer") having arranged for this Lease, is an additional lessor hereunder for the limited purpose of disclosure under the Federal Consumer Leasing Act. Lessor and Lessee agree that Dealer is acting as the Lessor's representative for the sole purpose of (1) supplying the leased Vehicle (2) executing this Lease on behalf of Lessor and (3) providing Lessee with the disclosures required under the Federal Consumer Leasing Act. You acknowledge that Dealer is not our agent for purposes of making any representations inducing you to enter into this Lease or any warranties with respect to the Vehicle.


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    LESSOR - NAME AND BUSINESS ADDRESS                            LESSEE(S) - NAME(S) AND ADDRESS
---------------------------------------------------------------------------------------------------------------------------------

FELCO AutoLease                                             Clipper Cubed Corp.
11625 SW 66th Ave.                                          P.O. Box 70105
Portland, OR 97223                                          Eugene, OR 97401


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2.   THE LEASED PROPERTY (the "Vehicle")
---------------------------------------------------------------------------------------------------------------------------------
INTENDED PRIMARY USE OF VEHICLE: CHECK ONE:   / / Personal, Family or Household      /X/ Business, Commercial or Agricultural
---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF THE VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
NEW     USED     CYL     YR     MAKE        MODEL      BODY STYLE     VEHICLE IDENTIFICATION NO.     COLOR     ODOMETER
 x                6      98    Buick      Regal LS        Sedan          2G4WB52K5W1494459            Green     184
---------------------------------------------------------------------------------------------------------------------------------
                                                 3. FEDERAL CONSUMER LEASING ACT DISCLOSURES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  AMOUNT DUE AT                                                                OTHER CHARGES        TOTAL OF PAYMENTS [ILLEGIBLE]
  LEASE SIGNING                         MONTHLY PAYMENTS [ILLEGIBLE]         (Not part of your     (The amount you will have paid
(Itemized below)*                                                             monthly payments)        by the end of the Lease)
---------------------------------------------------------------------------------------------------------------------------------
                 Your first monthly payment of $ 387.89 is due on 2/17/98   Termination fee (if
                 followed by 47 payments of   $ 387.89 due on the           you do not purchase
                 / / 1st  / / 5th  / / 10th  / / 15th  /X/ 20th day of      the Vehicle at the
                 each month, commencing on March   . The total of your      end of the Lease term
                 monthly payments is $18,618.72                             and it is not a
                                                                            casualty loss)  $250.
  $  430.89                                                                 Total   $250                     $  18,911.72
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                                           *ITEMIZATION OF AMOUNT DUE AT LEASE SIGNING OR DELIVERY
---------------------------------------------------------------------------------------------------------------------------------
          AMOUNT DUE AT LEASE SIGNING OR DELIVERY                      HOW THE AMOUNT DUE AT LEASE SIGNING OR DELIVERY
                                                                                         WILL BE PAID:

      Capitalized cost reduction                  $     -0-
                                                   -------------
      Taxes                                       $     -0-
                                                   -------------
      First monthly payment                       $   387.89         Net trade-in allowance             $     -0-
                                                   -------------                                         -------------
      Pro-rata rental payment                     $     -0-
                                                   -------------
      Last monthly payment                        $     -0-          Rebates and noncash credits        $     -0-
                                                   -------------                                         -------------
      Refundable security deposit                 $     -0-
                                                   -------------
      Title fees                                  $     10.00        Amount to be paid in cash          $    430.89
                                                   -------------                                         -------------
      Registration fees                           $     33.00
                                                   -------------
      Mechanical breakdown protection contract          -0-
      (if purchased and not capitalized)          $
                                                   -------------
      Administrative fee (if not capitalized)     $     -0-
                                                   -------------
                                                  $     -0-
      ------------------------------------------   -------------
      Total                                       $    430.89        Total                              $    430.89
                                                   -------------                                         -------------

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                                             YOUR MONTHLY PAYMENT IS DETERMINED AS SHOWN BELOW:

GROSS CAPITALIZED COST. The agreed upon value of the Vehicle ($  23,325.00) and any items you pay over the Lease term (such as service contracts, mechanical breakdown contracts, insurance, and any outstanding prior credit or
lease balance) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 23,750.00
                                                                                                                         ----------
                                   If you want an itemization of this amount, please check this box.   / /

CAPITALIZED COST REDUCTION. The amount of any net trade-in allowance, rebate, noncash credit, or cash you pay that
reduces the gross capitalized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -      -0-
                                                                                                                         ----------
ADJUSTED CAPITALIZED COST. The amount used in calculating your base monthly payment. . . . . . . . . . . . . . . .    =   23,750.00
                                                                                                                         ----------
RESIDUAL VALUE. The value of the Vehicle at the end of the Lease used in calculating your base monthly payment . .    -   10,962.75
                                                                                                                         ----------
DEPRECIATION AND ANY AMORTIZED AMOUNTS. The amount charged for the Vehicle's decline in value through normal use
and for any other items paid over the Lease term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =   12,787.25
                                                                                                                         ----------
RENT CHARGE. The amount charged in addition to the depreciation and any amortized amounts. . . . . . . . . . . . .    +    5,831.52
                                                                                                                         ----------
TOTAL OF BASE MONTHLY PAYMENTS. The depreciation and any amortized amounts plus the rent charge. . . . . . . . . .    =   18,618.77
                                                                                                                         ----------
LEASE TERM. The number of months in your Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +       48
                                                                                                                         ----------
BASE MONTHLY PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =      387.89
                                                                                                                         ----------
MONTHLY SALES/USE TAX[ILLEGIBLE] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------

___________________________________. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------
TOTAL MONTHLY PAYMENT.[ILLEGIBLE]                                                                                     = $    387.89
                                                                                                                         ----------
---------------------------------------------------------------------------------------------------------------------------------
EARLY TERMINATION. YOU MAY HAVE TO PAY A SUBSTANTIAL CHARGE IF YOU END THIS LEASE EARLY. THE CHARGE MAY BE UP TO SEVERAL THOUSAND
DOLLARS. THE ACTUAL CHARGE WILL DEPEND ON WHEN THE LEASE IS TERMINATED. THE EARLIER YOU END THE LEASE, THE GREATER THIS CHARGE IS
LIKELY TO BE.
---------------------------------------------------------------------------------------------------------------------------------
EXCESSIVE WEAR AND USE. You may be charged for excessive wear based on our standards for normal use. You will be charged 12 cents per mile for mileage in excess of /X/ 1250 miles per month  / / ____________ miles per month.

PURCHASE OPTION AT END OF LEASE. You have an option to purchase the Vehicle "AS IS" at the end of the Lease term for cash at a purchase price equal to any unpaid amounts due under this Lease plus the greater of (1) the residual value (shown above) or (2)
the Vehicle's then trade-in value (with accessories) as set forth in the Central Region edition of the N.A.D.A. Used Car Guide.
The purchase option price does not include fees for tags, taxes or registration.

OTHER IMPORTANT TERMS. See your Lease documents for additional information on early termination, purchase options and maintenance responsibilities, warranties, late and default charges, insurance, and any security interest, if applicable.

The symbol [ILLEGIBLE] means that the amount indicated is an estimate. Tax rates may change during the term of the Lease. You are responsible for any amounts exceeding this estimate.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
4.   OFFICIAL FEES AND TAXES. The estimated fees and taxes you will pay over the Lease term, whether included with your monthly payment or assessed otherwise are:
---------------------------------------------------------------------------------------------------------------------------------
   Estimated Registration & License     Estimated Sales Tax     Estimated Property       Luxury Tax/      Estimated Total Fee and
      Fees for the Lease Term               Obligation            Tax Obligation         Other Taxes            Tax Obligation
---------------------------------------------------------------------------------------------------------------------------------
$       73.00                       +   $       -0-        +    $       -0-       +    $     -0-      =   $         73.00
---------------------------------------------------------------------------------------------------------------------------------
Tax rates and charges may change during the term of the Lease. You are responsible for the payment of all taxes relating to this
Lease including any amounts exceeding this estimate.

5.   OPTIONAL PRODUCTS AND SERVICES.
MECHANICAL BREAKDOWN. Although not required under this Lease, you may purchase a contract for the repair of certain major mechanical vehicle breakdowns and some related expenses. If purchased, you have reviewed the terms of coverage which are contained in a separate contract, a completed copy of which you have or will receive.

Cost:                    Term/Miles:   N/A
     ------------------             -------------------------------------------
Initial one of the following only if you want to purchase mechanical breakdown protection:

                 _____ You will be paying for mechanical breakdown protection              _____ You will be paying for
                       by advance payment.                                                       mechanical breakdown protection
                                                                                                 during the Lease term as part of
                                                                                                 the monthly payment.


6.   WARRANTIES: You are leasing the vehicle "AS IS" from us. The Vehicle is subject to the following express warranties:

If the Vehicle is new, it is covered by the standard new vehicle warranty provided by the manufacturer. The manufacturer's warranty is available from the Dealer.

If the Vehicle is not new it is not covered by a warranty and is being leased "AS IS" unless indicated otherwise below:

/ /  The following express warranty or guaranty applies: N/A
                                                         ---------------------------------------------------------------------------

CONTINUED ON THE OTHER SIDE OF THIS LEASE.

NOTICES. NOTICE TO LESSEE: DO NOT SIGN THIS LEASE IF IT CONTAINS ANY BLANK SPACES OR BEFORE YOU READ IT. YOU ARE ENTITLED TO A
COMPLETELY FILLED-IN COPY OF THIS LEASE. THIS LEASE CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES. ANY MODIFICATION OR AMENDMENT TO
THIS LEASE MUST BE IN WRITING AND SIGNED BY YOU AND US. BY SIGNING THIS LEASE YOU ACKNOWLEDGE THAT YOU HAVE RECEIVED AND READ BOTH
SIDES OF THIS LEASE AND ACKNOWLEDGE RECEIPT OF A COMPLETELY FILLED IN COPY. YOU ALSO HEREBY ACKNOWLEDGE DELIVERY OF AND [ILLEGIBLE].

[FELCO LOGO]                                  CONSUMER MOTOR VEHICLE LEASE
                                                      (CLOSED END)
                                        ----------------------------------------
                                                            (FOR FELCO USE ONLY)
                                        DATE  4/27/98   B-
                                        ----------------------------------------


1. PARTIES. This lease agreement ("Lease") is entered into between FELCO AutoLease and the below-named Lessee. For purposes of this Lease, "you", "your" and "Lessee" shall refer to the Lessee(s) named below and "we", "us", "our" and "Lessor" shall mean FELCO AutoLease or its assignee. OREGON ROADS, INC. ("Dealer") having arranged for this Lease, is an additional lessor hereunder for the limited purpose of disclosure under the Federal Consumer Leasing Act. Lessor and Lessee agree that Dealer is acting as the Lessor's representative for the sole purpose of (1) supplying the leased Vehicle (2) executing this Lease on behalf of Lessor and (3) providing Lessee with the disclosures required under the Federal Consumer Leasing Act. You acknowledge that Dealer is not our agent for purposes of making any representations inducing you to enter into this Lease or any warranties with respect to the Vehicle.

---------------------------------------------------------------------------------------------------------------------------------
    LESSOR - NAME AND BUSINESS ADDRESS                            LESSEE(S) - NAME(S) AND ADDRESS
---------------------------------------------------------------------------------------------------------------------------------

FELCO AutoLease                                             Clipper Cubed Corp.
11625 SW 66th Ave.                                          P.O. Box 70105
Portland, OR 97223                                          Eugene, OR 97401


---------------------------------------------------------------------------------------------------------------------------------
2.   THE LEASED PROPERTY (the "Vehicle")
---------------------------------------------------------------------------------------------------------------------------------
INTENDED PRIMARY USE OF VEHICLE: CHECK ONE:   / / Personal, Family or Household      /X/ Business, Commercial or Agricultural
---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF THE VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
NEW     USED     CYL     YR     MAKE        MODEL      BODY STYLE     VEHICLE IDENTIFICATION NO.     COLOR     ODOMETER
 x                8      98    Dodge      Durango       Utility          1B4HS28Y6WF182681            Red
---------------------------------------------------------------------------------------------------------------------------------
                                                 3. FEDERAL CONSUMER LEASING ACT DISCLOSURES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  AMOUNT DUE AT                                                                OTHER CHARGES       TOTAL OF PAYMENTS [ILLEGIBLE]
  LEASE SIGNING                         MONTHLY PAYMENTS[ILLEGIBLE]          (Not part of your    (The amount you will have paid
(Itemized below)*                                                             monthly payments)        by the end of the Lease)
---------------------------------------------------------------------------------------------------------------------------------
                 Your first monthly payment of $ 438.98 is due on 4/27/98   Termination fee (if
                 followed by 59 payments of   $ 438.98 due on the           you do not purchase
                 /X/ 1st  / / 5th  / / 10th  / / 15th  / / 20th day of      the Vehicle at the
                 each month, commencing on June 1, 1998. The total of your  end of the Lease term
                 monthly payments is $26,338.80                             and it is not a
                                                                            casualty loss)  $250.
  $  481.98                                                                 Total   $250                     $  26,631.50
---------------------------------------------------------------------------------------------------------------------------------
                                           *ITEMIZATION OF AMOUNT DUE AT LEASE SIGNING OR DELIVERY
---------------------------------------------------------------------------------------------------------------------------------
          AMOUNT DUE AT LEASE SIGNING OR DELIVERY                      HOW THE AMOUNT DUE AT LEASE SIGNING OR DELIVERY
                                                                                         WILL BE PAID:

      Capitalized cost reduction                  $     -0-
                                                   -------------
      Taxes                                       $     -0-
                                                   -------------
      First monthly payment                       $   438.98         Net trade-in allowance             $     -0-
                                                   -------------                                         -------------
      Pro-rata rental payment                     $     -0-
                                                   -------------
      Last monthly payment                        $     -0-          Rebates and noncash credits        $     -0-
                                                   -------------                                         -------------
      Refundable security deposit                 $     -0-
                                                   -------------
      Title fees                                  $     10.00        Amount to be paid in cash          $    481.98
                                                   -------------                                         -------------
      Registration fees                           $     33.00
                                                   -------------
      Mechanical breakdown protection contract
      (if purchased and not capitalized)          $     -0-
                                                   -------------
      Administrative fee (if not capitalized)     $     -0-
                                                   -------------
                                                  $     -0-
      ------------------------------------------   -------------
      Total                                       $    481.98        Total                              $    481.98
                                                   -------------                                         -------------

---------------------------------------------------------------------------------------------------------------------------------
                                             YOUR MONTHLY PAYMENT IS DETERMINED AS SHOWN BELOW:

GROSS CAPITALIZED COST. The agreed upon value of the Vehicle ($  30,890.00) and any items you pay over the Lease term (such as service contracts, mechanical breakdown contracts, insurance, and any outstanding prior credit or
lease balance) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 31,315.00
                                                                                                                         ----------
                                   If you want an itemization of this amount, please check this box.   / /

CAPITALIZED COST REDUCTION. The amount of any net trade-in allowance, rebate, noncash credit, or cash you pay that
reduces the gross capitalized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -      -0-
                                                                                                                         ----------
ADJUSTED CAPITALIZED COST. The amount used in calculating your base monthly payment. . . . . . . . . . . . . . . .    =   31,315.00
                                                                                                                         ----------
RESIDUAL VALUE. The value of the Vehicle at the end of the Lease used in calculating your base monthly payment . .    -   16,304.75
                                                                                                                         ----------
DEPRECIATION AND ANY AMORTIZED AMOUNTS. The amount charged for the Vehicle's decline in value through normal use
and for any other items paid over the Lease term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =   15,010.25
                                                                                                                         ----------
RENT CHARGE. The amount charged in addition to the depreciation and any amortized amounts. . . . . . . . . . . . .    +   11,328.60
                                                                                                                         ----------
TOTAL OF BASE MONTHLY PAYMENTS. The depreciation and any amortized amounts plus the rent charge. . . . . . . . . .    =   26,338.85
                                                                                                                         ----------
LEASE TERM. The number of months in your Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +       60
                                                                                                                         ----------
BASE MONTHLY PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =      438.98
                                                                                                                         ----------
MONTHLY SALES/USE TAX[ILLEGIBLE] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------
___________________________________. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------
TOTAL MONTHLY PAYMENT.[ILLEGIBLE]                                                                                     = $    438.98
                                                                                                                         ----------
---------------------------------------------------------------------------------------------------------------------------------
EARLY TERMINATION. YOU MAY HAVE TO PAY A SUBSTANTIAL CHARGE IF YOU END THIS LEASE EARLY. THE CHARGE MAY BE UP TO SEVERAL THOUSAND
DOLLARS. THE ACTUAL CHARGE WILL DEPEND ON WHEN THE LEASE IS TERMINATED. THE EARLIER YOU END THE LEASE, THE GREATER THIS CHARGE IS
LIKELY TO BE.
---------------------------------------------------------------------------------------------------------------------------------
EXCESSIVE WEAR AND USE. You may be charged for excessive wear based on our standards for normal use. You will be charged 12 cents per mile for mileage in excess of /X/ 1250 miles per month  / / ____________ miles per month.

PURCHASE OPTION AT END OF LEASE. You have an option to purchase the Vehicle "AS IS" at the end of the Lease term for cash at a purchase price equal to any unpaid amounts due under this Lease plus the greater of (1) the residual value (shown above) or (2) the
Vehicle's then trade-in value (with accessories) as set forth in the Central Region edition of the N.A.D.A. Used Car Guide. The purchase option price does not include fees for tags, taxes or registration.

OTHER IMPORTANT TERMS. See your Lease documents for additional information on early termination, purchase options and maintenance responsibilities, warranties, late and default charges, insurance, and any security interest, if applicable.

The symbol [ILLEGIBLE] means that the amount indicated is an estimate. Tax rates may change during the term of the Lease. You are responsible for any amounts exceeding this estimate.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
4.   OFFICIAL FEES AND TAXES. The estimated fees and taxes you will pay over the Lease term, whether included with your monthly payment or assessed otherwise are:
---------------------------------------------------------------------------------------------------------------------------------
   Estimated Registration & License     Estimated Sales Tax     Estimated Property       Luxury Tax/      Estimated Total Fee and
      Fees for the Lease Term               Obligation            Tax Obligation         Other Taxes            Tax Obligation
---------------------------------------------------------------------------------------------------------------------------------
$      103.00                       +   $       -0-        +    $       -0-       +    $     -0-      =   $        103.00
---------------------------------------------------------------------------------------------------------------------------------
Tax rates and charges may change during the term of the Lease. You are responsible for the payment of all taxes relating to this
Lease including any amounts exceeding this estimate.

5.   OPTIONAL PRODUCTS AND SERVICES.
Mechanical Breakdown. Although not required under this Lease, you may purchase a contract for the repair of certain major mechanical vehicle breakdowns and some related expenses. If purchased, you have reviewed the terms of coverage which are contained in a separate contract, a completed copy of which you have or will receive.

Cost:                    Term/Miles:   N/A
     ------------------             -------------------------------------------
Initial one of the following only if you want to purchase mechanical breakdown protection:

                 _____ You will be paying for mechanical breakdown protection              _____ You will be paying for
                       by advance payment.                                                       mechanical breakdown protection
                                                                                                 during the Lease term as part of
                                                                                                 the monthly payment.


6.   WARRANTIES: You are leasing the vehicle "AS IS" from us. The Vehicle is subject to the following express warranties:

If the Vehicle is new, it is covered by the standard new vehicle warranty provided by the manufacturer. The manufacturer's warranty is available from the Dealer.

If the Vehicle is not new it is not covered by a warranty and is being leased "AS IS" unless indicated otherwise below:

/ /  The following express warranty or guaranty applies: N/A
                                                         ---------------------------------------------------------------------------

CONTINUED ON THE OTHER SIDE OF THIS LEASE.

NOTICES. NOTICE TO LESSEE: DO NOT SIGN THIS LEASE IF IT CONTAINS ANY BLANK SPACES OR BEFORE YOU READ IT. YOU ARE ENTITLED TO A
COMPLETELY FILLED-IN COPY OF THIS LEASE. THIS LEASE CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES. ANY MODIFICATION OR AMENDMENT TO
THIS LEASE MUST BE IN WRITING AND SIGNED BY YOU AND US. BY SIGNING THIS LEASE YOU ACKNOWLEDGE THAT YOU HAVE RECEIVED AND READ BOTH
SIDES OF THIS LEASE AND ACKNOWLEDGE RECEIPT OF A COMPLETELY FILLED IN COPY. YOU ALSO HEREBY ACKNOWLEDGE DELIVERY OF AND [ILLEGIBLE].


      [FELCO LOGO]                           CONSUMER MOTOR VEHICLE LEASE
                                                      (CLOSED END)
                                        ----------------------------------------
                                                            (FOR FELCO USE ONLY)
                                        DATE  2/17/98   B-
                                        ----------------------------------------

1. PARTIES. This lease agreement ("Lease") is entered into between FELCO AutoLease and the below-named Lessee. For purposes of this Lease, "you", "your" and "Lessee" shall refer to the Lessee(s) named below and "we", "us", "our" and "Lessor" shall mean FELCO AutoLease or its assignee. OREGON ROADS, INC. ("Dealer") having arranged for this Lease, is an additional lessor hereunder for the limited purpose of disclosure under the Federal Consumer Leasing Act. Lessor and Lessee agree that Dealer is acting as the Lessor's representative for the sole purpose of (1) supplying the leased Vehicle (2) executing this Lease on behalf of Lessor and (3) providing Lessee with the disclosures required under the Federal Consumer Leasing Act. You acknowledge that Dealer is not our agent for purposes of making any representations inducing you to enter into this Lease or any warranties with respect to the Vehicle.

---------------------------------------------------------------------------------------------------------------------------------
    LESSOR - NAME AND BUSINESS ADDRESS                            LESSEE(S) - NAME(S) AND ADDRESS
---------------------------------------------------------------------------------------------------------------------------------

FELCO AutoLease                                             Clipper Cubed Corp.
11625 SW 66th Ave.                                          P.O. Box 70105
Portland, OR 97223                                          Eugene, OR 97401


---------------------------------------------------------------------------------------------------------------------------------
2.   THE LEASED PROPERTY (the "Vehicle")
---------------------------------------------------------------------------------------------------------------------------------
INTENDED PRIMARY USE OF VEHICLE: CHECK ONE:   / / Personal, Family or Household      /X/ Business, Commercial or Agricultural
---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF THE VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
NEW     USED     CYL     YR     MAKE        MODEL      BODY STYLE     VEHICLE IDENTIFICATION NO.     COLOR     ODOMETER
 x                6      98    Buick      Regal LS        Sedan          2G4WB52K5W1494459            Green     184
---------------------------------------------------------------------------------------------------------------------------------
                                                 3. FEDERAL CONSUMER LEASING ACT DISCLOSURES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  AMOUNT DUE AT                                                                OTHER CHARGES       TOTAL OF PAYMENTS[ILLEGIBLE]
  LEASE SIGNING                         MONTHLY PAYMENTS[ILLEGIBLE]          (Not part of your    (The amount you will have paid
(Itemized below)*                                                             monthly payments)        by the end of the Lease)
---------------------------------------------------------------------------------------------------------------------------------
                 Your first monthly payment of $ 387.89 is due on 2/17/98   Termination fee (if
                 followed by 47 payments of   $ 387.89 due on the           you do not purchase
                 / / 1st  / / 5th  / / 10th  / / 15th  /X/ 20th day of      the Vehicle at the
                 each month, commencing on March   . The total of your      end of the Lease term
                 monthly payments is $18,618.72                             and it is not a
                                                                            casualty loss)  $250.
  $  430.89                                                                 Total   $250                     $  18,911.72
---------------------------------------------------------------------------------------------------------------------------------
                                           *ITEMIZATION OF AMOUNT DUE AT LEASE SIGNING OR DELIVERY
---------------------------------------------------------------------------------------------------------------------------------
          AMOUNT DUE AT LEASE SIGNING OR DELIVERY                      HOW THE AMOUNT DUE AT LEASE SIGNING OR DELIVERY
                                                                                         WILL BE PAID:

      Capitalized cost reduction                  $     -0-
                                                   -------------
      Taxes                                       $     -0-
                                                   -------------
      First monthly payment                       $   387.89         Net trade-in allowance             $     -0-
                                                   -------------                                         -------------
      Pro-rata rental payment                     $     -0-
                                                   -------------
      Last monthly payment                        $     -0-          Rebates and noncash credits        $     -0-
                                                   -------------                                         -------------
      Refundable security deposit                 $     -0-
                                                   -------------
      Title fees                                  $     10.00        Amount to be paid in cash          $    430.89
                                                   -------------                                         -------------
      Registration fees                           $     33.00
                                                   -------------
      Mechanical breakdown protection contract          -0-
      (if purchased and not capitalized)          $
                                                   -------------
      Administrative fee (if not capitalized)     $     -0-
                                                   -------------
                                                  $     -0-
      ------------------------------------------   -------------
      Total                                       $    430.89        Total                              $    430.89
                                                   -------------                                         -------------

---------------------------------------------------------------------------------------------------------------------------------
                                             YOUR MONTHLY PAYMENT IS DETERMINED AS SHOWN BELOW:

GROSS CAPITALIZED COST. The agreed upon value of the Vehicle ($  23,325.00) and any items you pay over the Lease term (such as service contracts, mechanical breakdown contracts, insurance, and any outstanding prior credit or
lease balance) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 23,750.00
                                                                                                                         ----------
                                   If you want an itemization of this amount, please check this box.   / /

CAPITALIZED COST REDUCTION. The amount of any net trade-in allowance, rebate, noncash credit, or cash you pay that
reduces the gross capitalized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -      -0-
                                                                                                                         ----------
ADJUSTED CAPITALIZED COST. The amount used in calculating your base monthly payment. . . . . . . . . . . . . . . .    =   23,750.00
                                                                                                                         ----------
RESIDUAL VALUE. The value of the Vehicle at the end of the Lease used in calculating your base monthly payment . .    -   10,962.75
                                                                                                                         ----------
DEPRECIATION AND ANY AMORTIZED AMOUNTS. The amount charged for the Vehicle's decline in value through normal use
and for any other items paid over the Lease term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =   12,787.25
                                                                                                                         ----------
RENT CHARGE. The amount charged in addition to the depreciation and any amortized amounts. . . . . . . . . . . . .    +    5,831.52
                                                                                                                         ----------
TOTAL OF BASE MONTHLY PAYMENTS. The depreciation and any amortized amounts plus the rent charge. . . . . . . . . .    =   18,618.77
                                                                                                                         ----------
LEASE TERM. The number of months in your Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +       48
                                                                                                                         ----------
BASE MONTHLY PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =      387.89
                                                                                                                         ----------
MONTHLY SALES/USE TAX[ILLEGIBLE] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------
___________________________________. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------
TOTAL MONTHLY PAYMENT.[ILLEGIBLE]                                                                                     = $    387.89
                                                                                                                         ----------
---------------------------------------------------------------------------------------------------------------------------------
EARLY TERMINATION. YOU MAY HAVE TO PAY A SUBSTANTIAL CHARGE IF YOU END THIS LEASE EARLY. THE CHARGE MAY BE UP TO SEVERAL THOUSAND
DOLLARS. THE ACTUAL CHARGE WILL DEPEND ON WHEN THE LEASE IS TERMINATED. THE EARLIER YOU END THE LEASE, THE GREATER THIS CHARGE IS
LIKELY TO BE.
---------------------------------------------------------------------------------------------------------------------------------
EXCESSIVE WEAR AND USE. You may be charged for excessive wear based on our standards for normal use. You will be charged 12 cents per mile for mileage in excess of /X/ 1250 miles per month  / / ____________ miles per month.

PURCHASE OPTION AT END OF LEASE. You have an option to purchase the Vehicle "AS IS" at the end of the Lease term for cash at a purchase price equal to any unpaid amounts due under this Lease plus the greater of (1) the residual value (shown above) or (2)
the Vehicle's then trade-in value (with accessories) as set forth in the Central Region edition of the N.A.D.A. Used Car Guide.
The purchase option price does not include fees for tags, taxes or registration.

OTHER IMPORTANT TERMS. See your Lease documents for additional information on early termination, purchase options and maintenance responsibilities, warranties, late and default charges, insurance, and any security interest, if applicable.

The symbol [ILLEGIBLE] means that the amount indicated is an estimate. Tax rates may change during the term of the Lease. You are responsible for any amounts exceeding this estimate.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
4.   OFFICIAL FEES AND TAXES. The estimated fees and taxes you will pay over the Lease term, whether included with your monthly payment or assessed otherwise are:
---------------------------------------------------------------------------------------------------------------------------------
   Estimated Registration & License     Estimated Sales Tax     Estimated Property       Luxury Tax/      Estimated Total Fee and
      Fees for the Lease Term               Obligation            Tax Obligation         Other Taxes            Tax Obligation
---------------------------------------------------------------------------------------------------------------------------------
$       73.00                       +   $       -0-        +    $       -0-       +    $     -0-      =   $         73.00
---------------------------------------------------------------------------------------------------------------------------------
Tax rates and charges may change during the term of the Lease. You are responsible for the payment of all taxes relating to this
Lease including any amounts exceeding this estimate.

5.   OPTIONAL PRODUCTS AND SERVICES.
MECHANICAL BREAKDOWN. Although not required under this Lease, you may purchase a contract for the repair of certain major mechanical vehicle breakdowns and some related expenses. If purchased, you have reviewed the terms of coverage which are contained in a separate contract, a completed copy of which you have or will receive.

Cost:                    Term/Miles:   N/A
     ------------------             -------------------------------------------
Initial one of the following only if you want to purchase mechanical breakdown protection:

                  _____ You will be paying for mechanical breakdown protection             _____ You will be paying for
                        by advance payment.                                                      mechanical breakdown protection
                                                                                                 during the Lease term as part of
                                                                                                 the monthly payment.


6.   WARRANTIES: You are leasing the vehicle "AS IS" from us. The Vehicle is subject to the following express warranties:

If the Vehicle is new, it is covered by the standard new vehicle warranty provided by the manufacturer. The manufacturer's warranty is available from the Dealer.

If the Vehicle is not new it is not covered by a warranty and is being leased "AS IS" unless indicated otherwise below:

/ /  The following express warranty or guaranty applies: N/A
                                                         ---------------------------------------------------------------------------

CONTINUED ON THE OTHER SIDE OF THIS LEASE.

NOTICES. NOTICE TO LESSEE: DO NOT SIGN THIS LEASE IF IT CONTAINS ANY BLANK SPACES OR BEFORE YOU READ IT. YOU ARE ENTITLED TO A
COMPLETELY FILLED-IN COPY OF THIS LEASE. THIS LEASE CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES. ANY MODIFICATION OR AMENDMENT TO
THIS LEASE MUST BE IN WRITING AND SIGNED BY YOU AND US. BY SIGNING THIS LEASE YOU ACKNOWLEDGE THAT YOU HAVE RECEIVED AND READ BOTH
SIDES OF THIS LEASE AND ACKNOWLEDGE RECEIPT OF A COMPLETELY FILLED IN COPY. YOU ALSO HEREBY ACKNOWLEDGE DELIVERY OF AND [ILLEGIBLE].

[FELCO LOGO]                                  CONSUMER MOTOR VEHICLE LEASE
                                                      (CLOSED END)
                                        ----------------------------------------
                                                            (FOR FELCO USE ONLY)
                                        DATE  4/27/98   B-
                                        ----------------------------------------


1. PARTIES. This lease agreement ("Lease") is entered into between FELCO AutoLease and the below-named Lessee. For purposes of this Lease, "you", "your" and "Lessee" shall refer to the Lessee(s) named below and "we", "us", "our" and "Lessor" shall mean FELCO AutoLease or its assignee. OREGON ROADS, INC. ("Dealer having arranged for this Lease, is an additional lessor hereunder for the limited purpose of disclosure under the Federal Consumer Leasing Act. Lessor and Lessee agree that Dealer is acting as the Lessor's representative for the sole purpose of (1) supplying the leased Vehicle (2) executing this Lease on behalf of Lessor and (3) providing Lessee with the disclosures required under the Federal Consumer Leasing Act. You acknowledge that Dealer is not our agent for purposes of making any representations inducing you to enter into this Lease or any warranties with respect to the Vehicle.

---------------------------------------------------------------------------------------------------------------------------------
    LESSOR - NAME AND BUSINESS ADDRESS                            LESSEE(S) - NAME(S) AND ADDRESS
---------------------------------------------------------------------------------------------------------------------------------

FELCO AutoLease                                             Clipper Cubed Corp.
11625 SW 66th Ave.                                          P.O. Box 70105
Portland, OR 97823                                          Eugene, OR 97401


---------------------------------------------------------------------------------------------------------------------------------
2.   THE LEASED PROPERTY (the "Vehicle")
---------------------------------------------------------------------------------------------------------------------------------
INTENDED PRIMARY USE OF VEHICLE: CHECK ONE:   / / Personal, Family or Household      /X/ Business, Commercial or Agricultural
---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF THE VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
NEW     USED     CYL     YR     MAKE        MODEL      BODY STYLE     VEHICLE IDENTIFICATION NO.     COLOR     ODOMETER
 x                8      98    Dodge      Durango       Utility          1B4HS28Y6WF182681            Red
---------------------------------------------------------------------------------------------------------------------------------
                                                 3. FEDERAL CONSUMER LEASING ACT DISCLOSURES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  AMOUNT DUE AT                                                                OTHER CHARGES       TOTAL OF PAYMENTS[ILLEGIBLE]
  LEASE SIGNING                         MONTHLY PAYMENTS[ILLEGIBLE]          (Not part of your    (The amount you will have paid
(Itemized below)                                                              monthly payments)        by the end of the Lease)
---------------------------------------------------------------------------------------------------------------------------------
                 Your first monthly payment of $ 438.98 is due on 4/27/98   Termination fee (if
                 followed by 59 payments of   $ 438.98 due on the           you do not purchase
                 /X/ 1st  / / 5th  / / 10th  / / 15th  / / 20th day of      the Vehicle at the
                 each month, commencing on June 1, 1998. The total of your  end of the Lease term
                 monthly payments is $26,338.80                             and it is not a
                                                                            casualty loss)  $250.
  $  481.98                                                                 Total   $250                     $  26,631.50
---------------------------------------------------------------------------------------------------------------------------------
                                           *ITEMIZATION OF AMOUNT DUE AT LEASE SIGNING OR DELIVERY
---------------------------------------------------------------------------------------------------------------------------------
          AMOUNT DUE AT LEASE SIGNING OR DELIVERY                      HOW THE AMOUNT DUE AT LEASE SIGNING OR DELIVERY
                                                                                         WILL BE PAID:

      Capitalized cost reduction                  $     -0-
                                                   -------------
      Taxes                                       $     -0-
                                                   -------------
      First monthly payment                       $   438.98         Net trade-in allowance             $     -0-
                                                   -------------                                         -------------
      Pro-rata rental payment                     $     -0-
                                                   -------------
      Last monthly payment                        $     -0-          Rebates and noncash credits        $     -0-
                                                   -------------                                         -------------
      Refundable security deposit                 $     -0-
                                                   -------------
      Title fees                                  $     10.00        Amount to be paid in cash          $    481.98
                                                   -------------                                         -------------
      Registration fees                           $     33.00
                                                   -------------
      Mechanical breakdown protection contract
      (if purchased and not capitalized)          $     -0-
                                                   -------------
      Administrative fee (if not capitalized)     $     -0-
                                                   -------------
                                                  $     -0-
      ------------------------------------------   -------------
      Total                                       $    481.98        Total                              $    481.98
                                                   -------------                                         -------------

---------------------------------------------------------------------------------------------------------------------------------
                                             YOUR MONTHLY PAYMENT IS DETERMINED AS SHOWN BELOW:

GROSS CAPITALIZED COST. The agreed upon value of the Vehicle ($  30,890.00) and any items you pay over the Lease term (such as service contracts, mechanical breakdown contracts, insurance, and any outstanding prior credit or
lease balance) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 31,315.00
                                                                                                                         ----------
                                   If you want an itemization of this amount, please check this box.   / /

CAPITALIZED COST REDUCTION. The amount of any net trade-in allowance, rebate, noncash credit, or cash you pay that
reduces the gross capitalized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -      -0-
                                                                                                                         ----------
ADJUSTED CAPITALIZED COST. The amount used in calculating your base monthly payment. . . . . . . . . . . . . . . .    =   31,315.00
                                                                                                                         ----------
RESIDUAL VALUE. The value of the Vehicle at the end of the LEASE used in calculating your base monthly payment . .    -   16,304.75
                                                                                                                         ----------
DEPRECIATION AND ANY AMORTIZED AMOUNTS. The amount charged for the Vehicle's decline in value through normal use
and for any other items paid over the Lease term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =   15,010.25
                                                                                                                         ----------
RENT CHARGE. The amount charged in addition to the depreciation and any amortized amounts. . . . . . . . . . . . .    +   11,328.60
                                                                                                                         ----------
TOTAL OF BASE MONTHLY PAYMENTS. The depreciation and any amortized amounts plus the rent charge. . . . . . . . . .    =   26,338.85
                                                                                                                         ----------
LEASE TERM. The number of months in your Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +       60
                                                                                                                         ----------
BASE MONTHLY PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    =      438.98
                                                                                                                         ----------
MONTHLY SALES/USE TAX[ILLEGIBLE] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------
___________________________________. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    +      -0-
                                                                                                                         ----------
TOTAL MONTHLY PAYMENT.[ILLEGIBLE]                                                                                     = $    438.98
                                                                                                                         ----------
---------------------------------------------------------------------------------------------------------------------------------
EARLY TERMINATION. YOU MAY HAVE TO PAY A SUBSTANTIAL CHARGE IF YOU END THIS LEASE EARLY. THE CHARGE MAY BE UP TO SEVERAL THOUSAND
DOLLARS. THE ACTUAL CHARGE WILL DEPEND ON WHEN THE LEASE IS TERMINATED. THE EARLIER YOU END THE LEASE, THE GREATER THIS CHARGE IS
LIKELY TO BE.
---------------------------------------------------------------------------------------------------------------------------------
EXCESSIVE WEAR AND USE. You may be charged for excessive wear based on our standards for normal use. You will be charged 12 cents per mile for mileage in excess of /X/ 1250 miles per month  / / ____________ miles per month.

PURCHASE OPTION AT END OF LEASE. You have an option to purchase the Vehicle "AS IS" at the end of the Lease term for cash at a purchase price equal to any unpaid amounts due under this Lease plus the greater of (1) the residual value (shown above) or (2) the
Vehicle's then trade-in value (with accessories) as set forth in the Central Region edition of the N.A.D.A. Used Car Guide. The purchase option price does not include fees for tags, taxes or registration.

OTHER IMPORTANT TERMS. See your Lease documents for additional information on early termination, purchase options and maintenance responsibilities, warranties, late and default charges, insurance, and any security interest, if applicable.

The symbol [ILLEGIBLE] means that the amount indicated is an estimate. Tax rates may change during the term of the Lease. You are responsible for any amounts exceeding this estimate.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
4.   OFFICIAL FEES AND TAXES. The estimated fees and taxes you will pay over the Lease term, whether included with your monthly payment or assessed otherwise are:
---------------------------------------------------------------------------------------------------------------------------------
   Estimated Registration & License     Estimated Sales Tax     Estimated Property       Luxury Tax/      Estimated Total Fee and
      Fees for the Lease Term               Obligation            Tax Obligation         Other Taxes            Tax Obligation
---------------------------------------------------------------------------------------------------------------------------------
$      103.00                       +   $       -0-        +    $       -0-       +    $     -0-      =   $        103.00
---------------------------------------------------------------------------------------------------------------------------------
Tax rates and charges may change during the term of the Lease. You are responsible for the payment of all taxes relating to this
Lease including any amounts exceeding this estimate.

5.   OPTIONAL PRODUCTS AND SERVICES.
Mechanical Breakdown. Although not required under this Lease, you may purchase a contract for the repair of certain major mechanical vehicle breakdowns and some related expenses. If purchased, you have reviewed the terms of coverage which are contained in a separate contract, a completed copy of which you have or will receive.

Cost:                    Term/Miles:   N/A
     ------------------             -------------------------------------------
Initial one of the following only if you want to purchase mechanical breakdown protection:

                 _____ You will be paying for mechanical breakdown protection              _____ You will be paying for
                       by advance payment.                                                       mechanical breakdown protection
                                                                                                 during the Lease term as part of
                                                                                                 the monthly payment.


6.   WARRANTIES: You are leasing the vehicle "AS IS" from us. The Vehicle is subject to the following express warranties:

If the Vehicle is new, it is covered by the standard new vehicle warranty provided by he manufacturer. The manufacturer's warranty is available from the Dealer.

If the Vehicle is not new it is not covered by a warranty and is being leased "AS IS" unless indicated otherwise below:

/ /  The following express warranty or guaranty applies: N/A
                                                         ---------------------------------------------------------------------------

CONTINUED ON THE OTHER SIDE OF THIS LEASE.

NOTICES. NOTICE TO LESSEE: DO NOT SIGN THIS LEASE IF IT CONTAINS ANY BLANK SPACES OR BEFORE YOU READ IT. YOU ARE ENTITLED TO A
COMPLETELY FILLED-IN COPY OF THIS LEASE. THIS LEASE CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES. ANY MODIFICATION OR AMENDMENT TO
THIS LEASE MUST BE IN WRITING AND SIGNED BY YOU AND US. BY SIGNING THIS LEASE YOU ACKNOWLEDGE THAT YOU HAVE RECEIVED AND READ BOTH
SIDES OF THIS LEASE AND ACKNOWLEDGE RECEIPT OF A COMPLETELY FILLED IN COPY. YOU ALSO HEREBY ACKNOWLEDGE DELIVERY OF AND [ILLEGIBLE].


                            ASSET ACQUISITION AGREEMENT
                                        AND
                               PLAN OF REORGANIZATION
                                     EXHIBIT C

           Liabilities Requiring or which may Require Consent or Approval

1 Pacific Continental Bank - Loan No. 43251 dated March 20, 1998 in the principal sum of $100,000 - Maturity Date - 09/16/98

2. Lease dated 04/27/98 with Felco AutoLease/Oregon Roads, Inc. for 1998 Doge Durango
     Term of Lease - 60 months
     Monthly payment - $438.98

3. Lease dated 02/17/98 with Felco AutoLease/Oregon Roads, Inc. for 1998 Buick Regal
     Term of lease - 48 months
     Monthly payment - $387.89

4. Lease dated 05/13/98 with U.S. Bancorp for two (2) Model 8000 Servers Term of lease - 36 months
     Monthly payment - $676.95

5. Lease dated May 1, 1998 with IOS Capitol for Canon Photocopier Term of lease - 36 months
     Monthly payment - $132.60
     (Note: Verbal approval has been obtained.)

6. Lease of office space at 2295 Coburg Road, Suite 105, Eugene, Oregon dated March 1, 1998 with Chambers Communications
     Term of lease - 36 months
     Monthly rent - $2,147.82 (includes current rent operating expense adjustment - 2.81% of total operating expense)
     (Note: Verbal approval has been obtained.)

7. Lease of office space at 2300 Oakmont Way, Suite 203, Eugene, Oregon 97401 with McKay Investment Co.
     (Note: Lease expired 07/31/98 - currently operating on a month to month basis pending renegotiation of lease.)

8. Lease of telephone system purchased from LanTel Services, Incorporated on July 13, 1998 for $8,402.00.
     (Note: Lease has not been presented - terms unknown.)


                                     EXHIBIT C

[LETTERHEAD]
                                   July 31, 1998

Alain L. de la Motte, President              Robert Laskowski
Integrated Food Resources, Inc.              Attorney at Law
6700 S.W. Sandburg Road                      1001 S.W. Fifth Ave., Suite 1300
Tigard, OR 97223                             Portland, OR 97204-1151

     Re:  Clipper Cubed Corporation
          Sale of Assets to Integrated Food Resources, Inc.

Dear Messrs. de la Motte and Laskowski:

     This firm has acted as legal counsel to Clipper Cubed Corporation ("Seller"), a Nevada corporation authorized to transact business in the state of Oregon, in connection with the sale of substantially all of its assets (the "Sale") to Integrated Food Resources, Inc. ("Purchaser") pursuant to an Asset Acquisition Agreement and Plan of Reorganization dated July 31, 1998 (the "Purchase Agreement"). This opinion is furnished to you pursuant to Section 10.2 of the Purchase Agreement.

     Capitalized terms not otherwise specifically defined herein shall have the meanings given them in the Purchase Agreement.

     In rendering our opinions, we have reviewed and are relying on the following documents:

     (1)  The Purchase Agreement together with all Exhibits attached thereto;
and

     (2) Stock Certificate No. _____ representing 1,183,432 shares of common stock of Integrated Food Resources, Inc. in the name of Clipper Cubed Corporation.

     The documents identified in clauses (1) and (2) above are herein referred to as the "Purchase Documents."

     In addition to the foregoing, we have reviewed and relied upon the following documents and certificates (collectively the "Certificates"):

     (1) The Articles of Incorporation of Seller filed with the office of the Secretary of State of the State of Nevada on July 9, 1996;


                                     EXHIBIT D

          July 31, 1998
          Page - 2

     (2) Corporate Charter of Seller issued by the office of the Secretary of State of the State of Nevada on July 9, 1996;

     (3) Bylaws of Seller approved by the Board of Directors of Seller on July 10, 1996;

     (4) Certificate of Existence with Status in Good Standing issued by the office of the Secretary of State of the State of Nevada on November 14, 1997;

     (5) Filed Application for Authority to Transact Business (Foreign Corporation) filed with the office of the Secretary of State of the State of Oregon on November 25, 1997;

     (6) Certificate of Dean Bilyeu, president of Seller affirming certain factual matters related to the Sale and to the Seller as of July 31, 1998; and

     (7) Consent resolutions of the Board of Directors and Shareholders of Seller dated July 31, 1998, approving certain actions of the Seller relative to the Sale.

     We disclaim any responsibility for any changes that may have occurred with respect to the status of Seller or any other factual matters addressed in the Certificates from and after the respective dates of the Certificates. We also assume that the Certificates from public officials and the records on which they are based are accurate and complete.

     In rendering these opinions, we have assumed the following to be true:

     (1) The authenticity and completeness of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies;

     (2) Regarding documents (including, but not limited to the Purchase Documents) executed by parties other than Seller, that such other parties have the corporate power to enter into and perform all obligations under those documents, the due authorization by all requisite corporate action of the execution, delivery, and performance of the documents by such other parties, and the validity, enforceability, and binding effect of those documents on such other parties;

     (3) Physical delivery of the Purchase Documents where delivery is a prerequisite to their enforceability;

     (4)  The capacity of all natural persons; and

     (5) Purchaser is qualified to do business in the state of Oregon, has obtained all necessary permits in this state to consummate the Sale, and is otherwise in compliance with all federal, state, and local laws applicable to it and its business.

     Based upon the foregoing, and in reliance on and subject to the assumptions, qualifications, exceptions, and limitations set forth in the letter, we are of the opinion that:

          July 31, 1998
          Page - 3

     (1) Seller is a corporation duly incorporated and validly existing under the laws of the state of Nevada, and is duly qualified to transact business as a foreign corporation in the state of Oregon.

     (2) Seller has all requisite corporate power and authority to own its properties and assets, to carry on its business as now conducted, and to enter into and perform the Purchase Documents.

     (3) The execution, delivery, and performance by Seller of each Purchase Document, and the consummation by Seller of the transactions contemplated thereby, have been duly authorized and approved by the Board of Directors and Shareholders of Seller and no other corporate action of the part of Seller is necessary.

     (4) The execution, delivery, and performance of the Purchase Documents are not in contravention of or do not and will not violate any term of provision of Seller's Articles of Incorporation or Bylaws.

     (5) The Purchase Documents are legal, valid, and binding obligations of Seller, enforceable against Seller in accordance with their terms.

     (6) Based upon the Certificate of Dean Bilyeu referenced above, and to the best of our knowledge the execution, delivery, and performance of the Purchase Documents by Seller will not breach or constitute to default under, or grounds for acceleration of the maturity of, any agreement or undertakings to which Seller is a party; except as set forth on Exhibit "C" of the Purchase Agreement.

     (7) Based upon the Certificate of Dean Bilyeu referenced above and to the best of our knowledge, the execution, delivery, and performance of the Purchase Documents by Seller will not result in the creation or imposition of any lien, charge, or encumbrance on, or security interest in, any of Seller's property, and is not prohibited by, and will not result in the imposition of any fine, penalty, or other sanction under any law, statute, judicial or administrative decision, or any rule or regulation of any governmental authority.

     (8) Based upon the Certificate of Dean Bilyeu referenced above and to the best of our knowledge there exists no claims, actions, suits, arbitrations, proceedings or investigations pending or threatened against Seller, before or by any governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, whether federal, state, local or foreign, or any other person, and there are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which Seller is a party, which relate to the Sale, or which would alone or in the aggregate have a material adverse effect upon the business, business prospects, assets or financial condition of Seller.

     (9) Based upon the Certificate of Dean Bilyeu referenced above, the execution, delivery, or performance of the Purchase Documents by Seller will not conflict with or result in the violation of any judgment, order, or decree of any court or arbiter, known to us, to which the Seller is a party.

          July 31, 1998
          Page - 4

     The opinions expressed in this letter are qualified to the extent that the validity, binding effect, or enforceability of the Purchase Documents against Seller may be limited or affected by the following:

     (1) Bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, equity or redemption, or other similar statues, laws, rules of law, or court decisions now or hereafter in effect affecting the rights of creditor generally;

     (2) General principles of equity and public policy under applicable law, including among other things, implied obligations or materiality, reasonableness, good faith, and fair dealing, and equitable principles that may limit or prohibit the specific enforceability of some remedies, covenants, or other provisions of the Purchase Documents or that may limit or prohibit the availability of specific performance, injunctive relief, or other equitable remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and

     (3) Procedural requirements, not otherwise reflected in the Purchase Documents, that may restrict or condition rights and remedies otherwise therein stated to be available.

     This opinion is provided to Integrated Food Resources, Inc. as a legal opinion and not as a guarantee of the matters discussed herein. Our opinion is limited to the matters expressly stated herein, and no other opinions may be implied or inferred. Moreover, regardless of the states in which members of this firm are licensed to practice, we express no opinion as to the laws of any jurisdiction other than the state of Oregon and applicable federal law.

     This opinion is rendered as of the date set forth above. We expressly disclaim any obligation to advise you of any changes in the circumstances, laws, or events that may occur after this date or otherwise to update this opinion.

     This opinion has been rendered to Integrated Food Resources, Inc. transaction described herein solely for its information and assistance in connection with the Sale, and is not to be quoted in whole or in part or otherwise furnished, disclosed, or referred to, used, or relied on by any person or entity other than Integrated Food Resources, Inc., other than in connections with regulatory requirements or in response to a court order without our prior written consent in each case.


                                             Very truly yours,


                                             LOMBARD, GARDNER, HONSOWETZ,
                                             POTTER & BUDGE



                                             /s/ Hamilton W. Budge, Jr.
                                             HAMILTON W. BUDGE, JR.




HWB:vr
cc:  Clipper Cubed Corporation

                                ROBERT C. LASKOWSKI
                                  ATTORNEY AT LAW
                                     SUITE 1300
                               1001 S.W. FIFTH AVENUE
                            PORTLAND, OREGON 97204-1151
                                      ------
                             TELEPHONE: (503) 241-0780
                             FACSIMILE: (503) 226-6278


                                   July 31, 1998

Board of Directors
Clipper Cubed Corporation
2295 Coburg Road, Suite 105
Eugene, OR 97401

Gentlemen:

     This office has acted as counsel to Integrated Food Resources, Inc. (the "Company"), in connection with that certain Asset Acquisition Agreement and Plan of Reorganization dated July 31, 1998 (the "Agreement"), between Clipper Cubed Corporation ("Clipper") and the Company.

     This opinion is being rendered pursuant to Section 11.4 of the Agreement. Unless otherwise defined herein, the definitions of capitalized terms used in this opinion shall be the same as those set forth in the Agreement.

     The documents we have examined in rendering this opinion and upon which we have relied include the following:

     1.   Executed copy of the Agreement and the Exhibits thereto;

     2. Certificate of Existence with Status in Good Standing of the Company issued by the Secretary of State of the State of Nevada on June 16, 1998;

     3. Application for Authority to Transact Business as filed by the Company with the Secretary of State Corporation Division of the State of Oregon on July 8, 1998;

     4. Certificate of Incorporation of the Company issued by the Secretary of State of the State of Nevada on October 10, 1996;

     5. Certificate of Amendment of the Company filed by the Company with the Secretary of State of the State of Nevada on December 5, 1997;

     6. Certificate of Amendment of the Company filed by the Company with the Secretary of State of the State of Nevada on September 18, 1997;


                                     EXHIBIT E

Board of Directors
Clipper Cubed Corporation
July 31, 1998
Page 2

     7. Certificate of Amendment of the Company filed by the Company with the Secretary of State of the State of Nevada on May 22, 1997;

     8. Officer's Certificate executed by Alain de la Motte, as President of the Company.

     9. Such other records, documents and papers as we deemed necessary to examine for purposes of this opinion.

     The documents listed above are collectively referred to herein as the "Governing Documents". Unless the context clearly indicates, all terms used in this opinion have the same meaning as in any of the Governing Documents, whether by definition therein or by the context in which such terms are used.

     Our representation of the Company in connection with this opinion has been limited to the review of the Governing Documents and such constitutional, legislative, judicial and administrative provisions, statutes, regulations, rulings and decisions as we have deemed pertinent or necessary to render the opinions expressed herein. Although we have examined the public records of the Secretary of State of the State of Oregon and the Secretary of State of the State of Nevada, we have not made an independent search of the books and records of the Company, nor of the public records, statutes, ordinances, rules and regulations of any state or municipality outside the State of Oregon and the State of Nevada.

     We base certain of the opinions set forth in this letter on "our knowledge". The words "our knowledge" and similar language used herein, signify that in the course of our representation of the Company, no fact or set of circumstances has come to our attention that would give us actual knowledge or actual notice that such opinions or other matters are not accurate or that any documents contain any untrue statement of a material fact or in any other manner are not accurate or complete. We caution that we have not undertaken any investigation or verification with respect to such matters and have conducted no due diligence or made other inquiries with respect thereto or to the Governing Documents, other than our review of the Governing Documents.

     In rendering our opinions as set forth below, we have assumed, and to our knowledge, there are no facts inconsistent with the following:

     a. The legal capacity of all natural persons whose signatures appear in the Governing Documents;

     b.   The authenticity of all documents submitted to us as originals;

     c. The completeness and conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies, and the authenticity of the originals of all such documents;

Board of Directors
Clipper Cubed Corporation
July 31, 1998
Page 3

     d. That the terms and conditions of the Governing Documents have not been amended, modified or supplemented by any other agreement or understanding of the parties or waiver of any of the material provisions of the Governing Documents;

     e. That the status of the Company has not changed since the dates of the certifications in the Governing Documents.

     Based on the foregoing, and in reliance therein and subject to the assumptions, qualifications and limitations stated in this letter, it is our opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing as a foreign corporation in all other states where the nature of such Company's business or the location of such Company's assets make such qualification necessary and where the failure to so qualify would have a material adverse effect on such Company or its assets.

     2. The Company has full corporate power and authority to enter into the Agreement, and perform its obligations thereunder, and the execution, delivery and performance of the Agreement by the Company have been duly and validly authorized by all requisite corporate action and the Agreement has been duly executed and delivered by the Company.

     3. The Agreement is valid and binding upon the Company and is enforceable against the Company in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Company under the Agreement is, with respect to the availability of equitable remedies, also subject to general principles of equity and the discretion of the court having jurisdiction thereof.

     4. Neither the execution nor delivery of the Agreement by the Company nor the consummation of the transactions contemplated thereby will constitute a default or an event which would with notice or lapse of time or both constitute a default under or violation or breach of (i) the Company's Articles of Incorporation or Bylaws, or (ii) to our knowledge, any material indenture, license, lease, agreement or other instrument or any writ, judgment, or decree to which any Company is a party or by which any Company or its properties may be bound nor would such execution, delivery or consummation constitute an event which would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or obligation of any Company or an event that would result in the creation or imposition of any lien or encumbrance on any asset of any Company.

     5. No action of or filing with any governmental or public body or authority is required to authorize, or is otherwise required for, the validity of the execution, delivery and performance by the Company of the Agreement.

Board of Directors
Clipper Cubed Corporation
July 31, 1998
Page 4

     6. We do not know of, or have reason to believe, that the Company is a party to any pending suit, action, investigation or inquiry by any governmental body, or arbitration proceedings or any material labor dispute relating to or affecting the Company, its assets or its business.

     7. To our knowledge, there is no governmental permit, license, certificate of inspection, authorization, filing or registration which is material to the Company's business and which has not been secured or made. None of the transactions contemplated by the Agreement will terminate or violate, either by virtue of the terms thereof or because of the non-assignability thereof, any governmental permit, license, certificate of inspection, other authorization, filing or registration necessary to the conduct of the Company's business.

     8. No fact or circumstance has come to our attention which gives us cause to believe that any representation or warranty by the Company set forth in the Agreement is untrue in any material respect.

     The foregoing opinions are subject to the following qualifications:

     a. We express no opinion as to the laws of any jurisdiction other than the State of Oregon and the federal law of the United States of America to the extent applicable;

     b. We have made no examination of, and express not opinion as to, any matters of title or description of any property, whether real, personal or mixed, or the priority of liens.

     This opinion letter is limited to the matters expressly set forth herein and no other opinion is implied or is to be inferred beyond the matters expressly stated herein. The opinions expressed herein are delivered solely for your benefit and for the benefit of your successors and assigns and until such time as the Agreement is terminated, may be relied upon only by you, your counsel, your successors and assigns.

     Neither the opinion expressed herein, nor any extract herefrom or reference hereto, may be published or delivered by any other person or relied on for any other purpose without our prior written consent. This opinion letter is given as of the date hereof, and we assume no obligation to update or supplement this opinion letter to reflect any change in fact or law which may hereafter occur.


                                             Very truly yours,

                                             /s/ Robert C. Laskowski
                                             Robert C. Laskowski


cc:  Integrated Food Resources, Inc.

                                    BILL OF SALE

     KNOW ALL PERSONS BY THESE PRESENTS, that Clipper Cubed Corporation, a corporation duly organized and existing under and by virtue of the laws of the State of Nevada, hereafter referred to as "Seller," for a valuable consideration, the receipt and sufficiency of which is hereby acknowledged, paid by Integrated Food Resources, Inc., a corporation duly organized and existing under the laws of the State of Nevada, hereinafter referred to as "Purchaser," does hereby bargain, convey, sell, and deliver unto Purchaser the following described personal property, to-wit:

     1. All equipment, fixtures and leasehold improvements, including, but not limited to, that listed in the Depreciation Schedule, attached hereto as Exhibit "A" and incorporated by reference as though fully set forth herein;

     2. All cash on hand in bank accounts in the name of Seller or Seller doing business as ClipperNet Internet Access Services;

     3. All accounts receivable as more particularly described in Exhibit "B" attached hereto and incorporated by reference;

     4.   All leasehold rights to the following real property and equipment:

          a. The office space commonly known as 2295 Coburg Rd., Suite 105, Eugene, Oregon, pursuant to that certain lease dated March 1, 1998, with Chambers Communications;

          b. The office space commonly known as 2300 Oakmont Way, Suite 203, Eugene, Oregon, pursuant to that certain lease dated July 31, 1997, with McKay Investment Co.;

          c. 1998 Dodge Durango, VIN 1B4H528Y6WF182681 pursuant to that certain lease dated April 27, 1998, with Felco Autolease;

          d. 1998 Buick Regal, VIN 2G4WB52K5W1494459, pursuant to that lease dated February 17, 1998 with Felco Autolease;

          e. Two (2) Model 8000 Series pursuant to that lease dated May 13, 1998, with U.S. Bancorp;

          f. Cannon Photocopier pursuant to that certain lease dated May 1, 1998, with IOS Capitol; and

          g. Telephone System pursuant to an unexecuted lease agreement with Lantel Services, Incorporated.

     5. All contract rights and benefits of that agreement with Business Systems Group where Seller acquired the rights and certain technology, subject to the obligations therein contained;


1 - Bill of Sale

     6. All miscellaneous assets of Seller, including inventory, supplies, proprietary technology, and wireless contract rights;

     7. All goodwill and rights to the assumed business name "ClipperNet Internet Access Services";

     To have and to hold the same unto the said Purchaser, its executors, administrators and assigns forever.

     And it hereby covenants with the said Purchaser that it is the lawful owner of said personal property; that said property is free from all encumbrances except as set forth above; that it has good right to sell the same as aforesaid; and that it will and its successors shall warrant and defend the title thereto unto the said Purchaser, it executors, administrators and assigns, against the lawful claims and demands of all persons whomsoever.

     Done by order of the Board of Directors as of July 31, 1998, this 14 day of August, 1998.


                                                  CLIPPER CUBED CORPORATION
                                             By:  /s/ Dean Bilyeu
                                                  ---------------------------
                                                  DEAN BILYEU
                                                  President


STATE OF OREGON     )
                    : ss.
County of Lane      )

     On the 14th day of August, 1998, personally appeared the above-named Dean Bilyeu, who being sworn, did say that he is the President of Clipper Cubed Corporation, and said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and he acknowledged said instrument to be its voluntary act and deed. Before me:


                                                  /s/ Hamilton W. Budge, Jr.
                                                  ---------------------------
                                                  Notary Public for Oregon


             [SEAL]
          OFFICIAL SEAL
       HAMILTON W BUDGE JR
      NOTARY PUBLIC - OREGON
       COMMISSION NO. 310617
MY COMMISSION EXPIRES MARCH 16, 2002


2 - Bill of Sale

                       CLIPPERNET INTERNET ACCESS SERVICES
                               DEPRECIATION SCHEDULE
                                   MAY 31, 1997


                                                        EQUIPMENT
DESCRIPTION                     DATE ACQ              COST          ACCU DEPREC       CURRENT DEPREC
----------------------------------------------------------------------------------------------------
Ingram Micro/Server              5/13/96         $    444.04         $     88.81         $    142.09
Livingston Comm                  5/16/98            2,490.07              498.01              796.82
Server                           5/10/98            3,600.00              720.00            1,152.00
Server                           5/10/98            2,700.00              540.00              864.00
Modems                           5/16/98              458.00               91.60              146.56
Modems                           6/10/98              935.85              187.17              299.47
Modems                           6/10/98              914.70              182.94              292.70
Modems                           6/25/98            2,054.00              410.80              657.28
Modems                           8/20/98              950.00              190.00              304.00
Livingston Comm                  9/10/96              572.41              114.48              183.17
Scanner                          9/18/96              810.99              162.20              259.52
Lucky Computer                  10/21/96              249.00               49.80               79.68
VOS Hard Drive                  10/23/96              289.99               58.00               92.80
Lucky Computer                   11/2/96              120.00               24.00               38.40
Cyclades                        10/23/96              627.24              125.45              200.72
VOS-POP                         10/31/96            1,509.92              301.98              483.17
Lucky Computer                   11/8/96              258.00               51.60               82.56
Lucky -Unix O/S                  11/8/96               76.00               15.20               24.32
Lucky -CD Rom                   11/12/96               89.00               17.80               28.48
NW Computer                     11/13/96               42.30                8.46               13.54
Modems                           12/9/96               89.97               17.99               28.79
Novac                           12/16/96               28.00                5.60                8.96
Modems-Cardinal                 12/12/96              711.75              142.35              227.76
Modem                            12/9/96               50.02               10.00               16.01
Ingram Micro                      1/3/97              428.43               85.69              137.10
Ingram Micro                      1/6/97            2,936.75              587.35              939.76
VOS                              1/17/97              219.99               44.00               70.40
Ram/Mother Board                 1/27/97              297.00               59.40               95.04
KMTR Ant Site                     1/5/97            9,186.00            1,837.20            2,939.52
Modems                           1/27/98              799.75              159.95              255.92
Equip-BSG                        1/31/97           36,801.90            7,360.38           11,776.61
Wireless Equip                    2/1/97              357.29               71.46              114.33
Wireless Equip                   2/15/97              110.93               22.19               35.50
Omnitek-Wireless                 2/24/97            1,578.00              315.60              504.96
Misc Equip                        3/4/97              140.00               28.00               44.80
NW Computer                       3/4/97              195.28               39.06               62.49
Omnitek-Wireless                  4/1/97            5,309.00            1,061.80            1,698.88
Wireless Equip                    4/1/97              643.70              128.74              205.98
UPS                               4/2/97              485.00               97.00              155.20
BSG Equip                         4/4/97              281.49               56.30               90.08
Equip(Ransom)                    4/11/97              250.00               50.00               80.00
NW Computer                      4/18/97              216.50               43.30               69.28
Lucky Computer                   4/18/97              777.00              155.40              248.64
Omnitek-Wireless                 4/23/97            5,641.00            1,128.20            1,805.12
Wireless Equip-BSG               4/25/97            1,000.00              200.00              320.00


Modem                            4/22/97              199.98               40.00               63.99
PM3                              5/16/97            7,822.85            1,564.57            2,503.31
Wireless Equip-BSG               5/20/97              500.00              100.00              160.00
CPU                              5/29/97              199.99               40.00               64.00
Equip-Norvac                     5/30/97              159.35               31.87               50.99
                                                 -------------------------------        ------------
   TOTAL FY 96                                   $ 96,608.43         $ 19,321.69         $ 30,914.70
                                                 -------------------------------      --------------
                                                 -------------------------------      --------------


Omnitek-Wireless                 6/20/97         $  3,000.00                             $    600.00
NW Computers                      7/7/98              175.00                                   35.00
Monitor-Lucky Comp               7/11/97              334.00                                   66.80
Omnitek-Wireless                 7/12/97            1,900.00                                  380.00
Equip-Lucky Comp                 7/12/97              588.00                                  117.60
Hard Drives                       8/4/97              235.00                                   47.00
Network Cards                     8/7/97              213.00                                   42.60
Equip-Lucky Comp                 8/28/97              148.00                                   29.60
Hub                               9/3/97              105.00                                   21.00
Equip-Ingram Micro                9/3/97            1,750.00                                  350.00
Equip-Comtrol                     9/5/97              753.30                                  150.66
Omnitek-Wireless                 9/11/97            2,362.00                                  472.40
Modem                            9/17/97               85.00                                   17.00
Costco                           9/26/97              329.99                                   66.00
Equip-Lucky Comp                 9/30/97              458.50                                   91.70
Comtrol                          10/6/97              917.85                                  183.57
Equip-Lucky Comp                 10/9/97              923.00                                  184.60
NW Computers                     10/9/97              243.80                                   48.76
2 ea 3comm Routers              10/14/97            1,000.00                                  200.00
Equip-Lucky Comp                10/15/97              875.00                                  175.00
Equip-Digicom                   10/16/97            1,181.25                                  236.25
Equip-Lucky Comp                10/28/97            1,554.00                                  310.80
Equip-Lucky Comp                10/28/67              645.00                                  129.00
NW Computers                    10/28/97              243.80                                   48.76
Equip-Lucky Comp                10/30/97            2,630.00                                  526.00
Equip-Jerry Nichols              10/9/97            1,076.44                                  215.29
Equip-Costco                     10/6/97              469.95                                   93.99
Switched Hub                     1/22/98            1,334.75                                  266.95
CSU/DSU                          1/28/98              900.00                                  180.00
Video CAMS                       1/30/98              259.98                                   52.00
Equip-Lucky Comp                  2/5/98              450.00                                   90.00
Equip-Lucky Comp                 2/10/98              335.00                                   67.00
18 Modems                        2/13/98            1,016.00                                  203.20
Equip-Lucky Comp                 2/16/98              154.00                                   30.80
Server                           2/20/98              292.66                                   58.53
Supra Modem                      2/25/98               99.99                                   20.00
Hard Drives                       2/6/98              439.98                                   88.00
Hard Drives                      2/16/98              244.15                                   48.83
Hard Drives                      2/19/98              249.15                                   49.83
Computer Workstations            2/23/98            2,196.00                                  439.20
RAM                              2/27/98              550.63                                  110.13
Equip for Portland               3/11/98              129.40                                   25.88
Switched Hub                     3/11/98              335.73                                   67.15
RAM                              3/17/98              120.00                                   24.00
Computers                        3/17/98            2,121.00                                  424.20



Hard Drives                      3/26/98              339.99                                   68.00
RAM                              3/31/98              115.81                                   23.16
Hard Drives                      3/24/98              219.99                                   44.00
7ea Equip Racks                  3/24/98              700.00                                  140.00
Lazer printer                    3/27/98              399.99                                   80.00
Norvac-foxhound                   4/3/98               72.00                                   14.40
Computer Workstations             4/8/98            1,025.00                                  205.00
Advansys isa                     4/29/98              222.98                                   44.60
Equip-VOS                        4/29/98              160.00                                   32.00
Sound cards                      4/10/98              199.98                                   40.00
Server-card (Znyx)               4/10/98              208.25                                   41.65
Sangoma Equipment                4/10/98            1,243.17                                  248.63
Computer Workstations            4/10/98              715.00                                  143.00
Router                           4/16/98            1,747.85                                  349.57
Server-card (Znyx)               4/17/98              214.25                                   42.85
Hard Drives                      4/23/98              319.99                                   64.00
Eq rack shelves                  4/24/98            2,400.00                                  480.00
UPS for NOC                      4/29/98              538.60                                  107.72
Van transmission                  5/7/98              150.00                                   30.00
CC Purchased Equip               1/31/98            5,284.68                                1,056.94
Wireless Eq per Inventory       11/15/98            7,548.08                                1,509.62
   TOTAL FY 97                                     59,250.91                               11,850.18
                                                 -----------                             -----------

Total Equipment                                  $155,859.34                             $ 42,764.88
                                                 -----------                             -----------
                                                 -----------                             -----------

                                                                FURN & FIX
Workstations                     2/27/98         $    819.90                             $    117.13
Workstations                     3/10/98              199.98                                   28.57
Office Art Work                  3/11/98              553.01                                   79.00
Furniture                        3/13/98              240.98                                   34.43
Cabinet/files                    3/16/98              229.96                                   32.85
Workstations                     3/18/98              199.99                                   28.57
Office Art Work                  3/27/98              100.80                                   14.40
Desk                              4/8/98              180.00                                   25.71
Chair                            4/14/98              249.99                                   35.71
Office Art Work                  4/14/98              316.77                                   45.25
Workstations                     4/14/98              159.77                                   22.82
Desk/Chairs                      5/18/98            1,047.00                                  149.57
Sign                             5/31/98              369.20                                   52.74
Refridgerator                    5/31/98              271.20                                   38.74
                                                 -----------                             -----------
                                                 $  4,938.55                             $    705.51
                                                 -----------                             -----------
                                                 -----------                              ----------
                                                          LEASEHOLD IMPROVEMENTS
Tel/Network Wiring                4/2/98         $  1,649.00                             $     52.35
                                                 -----------                             -----------
                                                 -----------                             -----------



Costco/hard drives                6/3/98              579.98
Camper Shell                      6/9/98              527.00
Costco/hard drives               6/12/98              289.99
Office Depot/Modems              6/24/98              258.00
Cell Phone                        7/6/98              179.00
----------------------------------------------------------------------------------------------------
GRAND TOTALS                                    $ 164,280.86         $ 19,321.69         $ 43,522.74
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


OPTIONS

           Clippernet Internet       ACCOUNTS RECEIVABLE        Phone Number
            Access Services             AGING SUMMARY           (541) 431-3360
          2295 Coburg Rd #105
           Eugene, OR 97401


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Cust.#: ABRA0002    Abracadata                         Contact: Dave Wyatt                 Phone: 541/342-3030
                                Current: 80.95               30: 0.00           60: 0.00        90+: 0.00          Total:  80.95
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Cust.#: ACAC0002    Acacia Teleservices International  Contact: Chris May                  Phone: 541/484-5545
                                Current: 695.00              30: 0.00           60: 0.00         90+: 0.00         Total: 695.00
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Cust.#: ACEB0002    ACE Buyers                         Contact: Rebecca Winker             Phone: 541/484-0933
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
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Cust.#: ACOU0002    Acoustic Sciences Corporation      Contact:                            Phone: 541/343-9727
                                Current: 66.35               30:66.35           60:66.35         90+: 0.00         Total: 199.05
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Cust.#: ADAI0002    Debbie Adair                       Contact:                            Phone: 541/345-0885
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ADAM0002    Lila Adams                         Contact: Lila Adams                 Phone: 541/461-2373
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: ADAM0004    Cynthia Adams                      Contact:                            Phone: 541/746-9755
                                Current: 19.95               30: 19.95          60: 0.00         90+: 0.00         Total:  39.90
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Cust.#: ADEL0002    Pat Adelman                        Contact: Pat                        Phone: 541/998-1336
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ADGR0002    Ad Group, Inc.                     Contact: J.P. Dusseault             Phone: 541/345-2300
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
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Cust.#: AEBY0002    John Aeby                          Contact: John Aeby                  Phone: 541/683-3442
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: AFSC0002    AFSCME Local 1724                  Contact: Gary Gillespie             Phone: 541/682-5053
                                Current: 34.95               30: 0.00           60: 0.00         90+: 0.00         Total:  34.95
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Cust.#: AIRL0002    Air Liquide                        Contact:                            Phone: extension 8718
                                Current:  0.00               30: 156.00         60: 0.00         90+: 0.00         Total: 156.00
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Cust.#: AIRM0002    Airmaetics                         Contact: Karene Gottfried           Phone: 541/726-0560
                                Current: 39.95               30:39.95           60: 0.00         90+: 0.00         Total:  79.90
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Cust.#: AJNA0002    Ajna Media                         Contact: Jai Damion                 Phone: 541-726-2116
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
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Cust.#: ALBE0002    Robin Albert                       Contact: Rob Albert                 Phone: 541/998-6260
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: ALDE0002    Dale Alderman                      Contact:                            Phone: 541/746-6483
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: ALLA0002    All American Fabricating Inc.      Contact: Corey Smith                Phone: none
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
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Cust.#: ALLE0002    Kenneth Allen                      Contact: Kenneth                    Phone: 541/935-5513
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ALLE0004    Joe Allen                          Contact: Joe                        Phone: 541/461-2494
                                Current: 19.95               30: 19.95          60: 0.00         90+: 0.00         Total:  39.90
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Cust.#: ALLW0002    Larry and Judy Allwander           Contact: Larry or Judy              Phone: 541/688-5986
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ALLW0004    All Ways Travel                    Contact: Debbie Dethleff            Phone: 541/338-1199
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
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Cust.#: ALME0002    Peter and Lillian Almeida          Contact:                            Phone: 541/896-0830
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: AMER0002    American Home Funding              Contact: Todd Kelley                Phone: 541/485-3000
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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

Cust.#: AMER0004    American Youth Soccer Org          Contact: Bill Dunn                  Phone: 541/726-9233
                                Current: 39.95               30: 0.00           60: 0.00         90+: 0.00         Total:  39.95
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Cust.#: ANCI0002    Ancient Rites                      Contact: White Wind Swan Fisher     Phone: 744-1295
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
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Cust.#: ANDE0004    Duane Anderson                     Contact: Duane Anderson             Phone: 541/726-8534
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ANDE0006    Gordon Anderson                    Contact: Gordon                     Phone: 541/485-1361
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ANDE0008    Robert Anderson                    Contact:                            Phone: 541/744-5668
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ANDR0002    Steve Andreason                    Contact: Steve Andreason            Phone: 541/747-6945
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: APAZ0002    APAZ Architects                    Contact: Artemio Paz                Phone: 541/744-2046
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ARCO0002    The Arc of Oregon                  Contact: Clark Hansen               Phone: 541/579-1602
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: ARIA0002    Tony Arias                         Contact:                            Phone: 541/995-1022
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: ARLI0002    David Arlington                    Contact:                            Phone: 541/484-5126
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ARNO0002    Barbara Arnold                     Contact:                            Phone: 541/484-0346
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: ASHE0002    Bruce and Barbara Ashenbrenner     Contact:                            Phone: 541/424-3161
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: ASOK0002    Asok Enterprises                   Contact:                            Phone: 541/344-8646
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: ATWM0004    ATW Manufacturing                  Contact: Tom Drew                   Phone: 541/484-2111
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:  49.95
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Cust.#: ATWO0004    Starlett Atwood                    Contact:                            Phone: 541/746-8912
                                Current: 16.40               30: 16.40          60: 16.40        90+: 0.00         Total:  49.20
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Cust.#: AULT0002    Molly Aultz                        Contact:                            Phone: 541/747-5641
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:  16.40
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Cust.#: AUT00004    AutoPros                           Contact: Buzz Forbes                Phone: 541/344-0007
                                Current: 85.00               30: 0.00           60: 0.00         90+: 0.00         Total:  85.00
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Cust.#: BABE0002    Marc Baber                         Contact: Marc                       Phone: 541/485-8446
                                Current: 50.00               30: 50.00          60: 0.00         90+: 0.00         Total: 100.00
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Cust.#: BAJL0004    James Bailey                       Contact:                            Phone: 541/942-2920
                                Current: 94.85               30: 0.00           60: 0.00         90+: 0.00         Total:  94.85
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Cust.#: BAKE0008    Todd Baker                         Contact:                            Phone: 541/688-7264
                                Current: 16.40               30: 16.40          60: 0.00         90+: 0.00         Total:  32.80
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Cust.#: BALD0008    Larry Balding                      Contact:                            Phone: 541/341-1700
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: BALL0002    Richard Ballinger                  Contact:                            Phone: 541/942-9278
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:  19.95
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Cust.#: BANG0002    Brian Bang                         Contact:                            Phone: 541/343-7072
                                Current: 125.00              30: 125.00         60: 0.00         90+: 0.00         Total: 250.00
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Cust.#: BART0002    Peggy Bart                         Contact: Peggy                      Phone: 541/344-5255
                                Current: 19.95               30: 19.95          60: 39.90        90+: 0.00         Total:  79.80
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Cust.#: BART0004    Tadd Barton                        Contact: Tadd                       Phone: 541/744-1230
                                Current:  0.00               30: 0.00           60: 19.35        90+: 0.00         Total:  19.35
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Cust.#: BASK0002    Basket of Dreams                   Contact: Erin Schlesinger           Phone: 954-2602


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


                                Current:  0.00               30:1,530.00        60: 0.00        90+: 0.00          Total: 1,530.00
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Cust.#: BASS0002    Darrell Bassett                    Contact:                            Phone: 541/465-9847
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total:    39.90
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Cust.#: BAUE0002    Martin L. Bauer                    Contact:                            Phone: 541/747-5602
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BEAC0002    Dick Beachdel                      Contact: Dick Beachdel              Phone: 541/485-3574
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BEGE0002    Barry Beget                        Contact:                            Phone: 541/687-2442
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BELL0004    James Bell                         Contact:                            Phone: 541/746-6740
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BELL0006    Stephen Bell                       Contact:                            Phone: 541/741-8772
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BENN0002    Bradley Bennett                    Contact: Bradley Bennett            Phone: 541/688-4802
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BENN0004    Don Bennett                        Contact:                            Phone: 541/937-4342
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BENN0006    Jim Bennett                        Contact:                            Phone: 541/343-6937
                                Current:  0.00               30:19.95           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BERG0002    Eric Bergock                       Contact:                            Phone: 541/896-3313
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BERN0004    Chris Berner                       Contact:                            Phone: 541-484-9220
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BETH0002    Bethel Technology Center            Contact: Barry or Paula            Phone: 541/689-9959
                                Current: 474.98              30: 0.00           60: 0.00         90+: 0.00         Total:   474.98
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Cust.#: BEVI0002    Shirley Bevill                      Contact:                           Phone: 541/726-9799
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BIEL0002    Karl and Susan Bielefeldt           Contact: Karl/Susan                Phone: 541/747-3098
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BILI0002    Steven Bilinski                    Contact:                            Phone: 541/484-2157
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BIND0002    Beau Binder                        Contact: Beau                       Phone: 541/671-3418
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BIRC0002    George Birchman                    Contact: George Birchman            Phone: 541/747-1062
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BIRD0002    BirdTracs Emboridery               Contact: Gib Firneisz               Phone: 541/688-6036
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BLAC0002    Lynn Black                         Contact: Lynn Black                 Phone: 541/689-3082
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BLUE0002    Blue Moose Graphics                Contact:                            Phone: 541/687-7889
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:    49.95
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Cust.#: BLUM0002    Vern Blumhagen                     Contact: Vern Blumhagen             Phone: 541/896-3814
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BODD0002    Kiya Bodding                       Contact:                            Phone: 541/688-6180
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BOGG0004    Darlene Boggs                      Contact: Darlene                    Phone: 541/747-9755
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BOMAR002    Bo Mar Ventures                    Contact: Bob Klohn                 Phone: 541/937-2697
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BONH0002    Harry Bonham                       Contact: Harry                     Phone: none
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95

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Cust.#: BOON0002    Boone Insurance Associates         Contact: Stanley Boone              Phone: 541/689-6223
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total:    16.40
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Cust.#: BOSW0002    Todd Bosworth                      Contact:                            Phone: 541/342-2189
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BOTT0002    Lee Bottemiller                    Contact: Lee                        Phone: 541/942-8804
                                Current: 81.40               30: 0.00           60: 0.00         90+: 0.00         Total:    81.40
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Cust.#: BOTT0004    Kathy Bottemiller                  Contact: Kathy                      Phone: 541/942-8807
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BOUN0002    Marilyn Bounds                     Contact: Marilyn                    Phone: 541/688-0591
                                Current: 22.90               30: 0.00           60: 0.00         90+: 0.00         Total:    22.90
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Cust.#: BOWE0004    Benjamin Bowen                     Contact: Benjamin                   Phone: 541/935-2778
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BOYE0002    David Boyer                        Contact: David Boyer                Phone: 541/461-8102
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BOYE0004    Bill Boyer                         Contact:                            Phone: 541-485-8088
                                Current: 44.95               30: 0.00           60: 0.00         90+: 0.00         Total:    44.95
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Cust.#: BRAD0004    Bradford's HiFi                    Contact:                            Phone: 343-2914
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:    49.95
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Cust.#: BRAN0002    Brand Solutions                    Contact:                            Phone: 541/942-2210
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BRAY0002    John Braymer                       Contact:                            Phone: 541/344-4038
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BREW0002    Joe Brewer                         Contact:                            Phone: 541/942-3943
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BRIN0002    Bill Brincefield                   Contact:                            Phone: 541/726-6407
                                Current: 19.95               30: 0.00          60: 0.00         90+: 0.00          Total:    19.95
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Cust.#: BRIT0002    Bright Star Press, Inc.            Contact: Sadie Elliot               Phone: 541/836-7440
                                Current: 36.35               30: 0.00           60: 0.00         90+: 0.00         Total:    36.35
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Cust.#: BROA0002    Craig Broadley                     Contact:                            Phone: 541/847-5274
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROO0002    Jan Brooks                         Contact: Jan                        Phone: 541/688-7921
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BROO0006    Rachel Brooks                      Contact:                            Phone: 541-607-5796
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROS0002    Chris Brosmer                      Contact:                            Phone: 541/746-6612
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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Cust.#: BROW0002    Gabe and Sandra Brown              Contact:                            Phone: 541/345-0428
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROW0004    Karen Brownwood                    Contact: Karen                      Phone: 541/747-1824
                                Current: 16.40               30:16.40           60: 0.00         90+: 0.00         Total:    32.80
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Cust.#: BROW0006    I. Mary Brown                      Contact: I. Mary                    Phone: 541/689-3607
                                Current: 19.95               30:19.95           60: 0.00         90+: 0.00         Total:    39.90
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Cust.#: BROW0008    Jill Brown                         Contact:                            Phone: 541/747-6939
                                Current: 49.20               30: 0.00           60: 0.00         90+: 0.00         Total:    49.20
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Cust.#: BROW0010    David L. Brown                     Contact:                            Phone: 541/342-7804
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:    19.95
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Cust.#: BROW0012    June Brown                         Contact:                            Phone: 541-689-4135
                                Current: 16.40               30:10.00           60: 0.00         90+: 0.00         Total:    26.40
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Cust.#: BUCK0002    Deanna Buckem                      Contact:                            Phone: 541/726-1252
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:    16.40
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

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
Cust.#: BUDG0002    Hamilton W. Budge Jr., P.C.        Contact:                            Phone: 541/687-9001
                                Current: 19.95               30: 0.00           60: 0.00        90+:0.00           Total: 19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: BURD0002    Paramount Sewing and Vacume        Contact: Karen                      Phone: 541/484-4905
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: BUSH0002    Doug Bushwar                       Contact: Doug                       Phone: 541/484-1043
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: BUSI0002    Business Programming & Systems     Contact:                            Phone: 541/688-9671
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: BUSI0004    Business Systems Group, Inc.       Contact:                            Phone: 541/741-2385
                                Current: 0.00                30: 30.00          60: 30.00       90+: 0.00          Total: 60.00
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: BUSS0002    Cinder Buss                        Contact:                            Phone: 541/746-3083
                                Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: BYDE0002    By Design                          Contact:                            Phone: 338-7594
                                Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CALB0002    Joseph Calbraith                   Contact: Joseph                     Phone: 541/726-9025
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CALD0002    Christopher Calder                 Contact: Christopher                Phone: 541/345-6372
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: CALL0002    Wendy Callison                     Contact: Wendy Callison             Phone: 541/345-5117
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAME0002    Christopher Cameron                Contact: Christopher                Phone: 541/342-8294
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: CAME0004    Nile B. Cameron                    Contact:                            Phone: 541/935-1630
                                Current: 16.40               30: 16.40          60: 16.40       90+: 0.00          Total: 49.50
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Cust.#: CAMP0006    Rod Campbell                       Contact:                            Phone: 541/607-6845
                                Current: 0.00                30: 10.00          60: 0.00        90+: 0.00          Total: 10.00
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAPP0002    Cappel & Associates                Contact: Bob Cappel                 Phone: 541/338-9110
                                Current: 13.60               30: 0.00           60: 0.00        90+: 0.00          Total: 13.60
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAPT0002    Captain's Models                   Contact: Bob Kyle                   Phone: 541/942-4782
                                Current: 49.95               30: 49.95          60: 49.95       90+: 0.00          Total: 149.85
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CARD0004    Cardinal Services                  Contact: Ty Button or Larry Holt    Phone: 541/888-9795
                                Current: 79.90               30: 0.00           60: 0.00        90+: 0.00          Total: 79.90
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CARH0002    800 CarHelp                        Contact: Larry Peterson             Phone: 541/688-1815
                                Current: 66.35               30: 66.35          60: 66.35       90+: 0.00          Total: 199.05
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CARH0004    888 CarHelp                        Contact:Mike Henson or Sally Durham Phone: 541/912-7799
                                Current: 429.50              30: 117.00         60: 0.00        90+: 0.00          Total: 546.50
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Cust.#: CARL0002    Alan Carlson                       Contact:                            Phone: 541/746-3793
                                Current: 49.20               30: 0.00           60: 0.00        90+: 0.00          Total: 49.20
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CART0002    Bill Carter                        Contact: Bill Carter                Phone: 541/302-9682
                                Current: 0.00                30: 49.20          60: 0.00        90+: 0.00          Total: 49.20
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CASC0002    Cascade Candle company             Contact: Al Roeske                  Phone: 541/461-9861
                                Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAST0002    Bill Castillo                      Contact: Bill Castillo              Phone: 541/689-3432
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CAVE0002    Scott Cave                         Contact: Scott                      Phone: 988-9772
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CCCO0002    C & C Court Reporting              Contact: Leslye                     Phone: 485-0926
                                Current: 32.80               30: 0.00           60: 0.00        90+: 0.00          Total: 32.80
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CERB0002    Brandon Franklin                   Contact: Brandon Franklin           Phone: 541/349-1806
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CHAN0002    Robin Chance                       Contact: Robin Chance               Phone: 541/687-1582

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                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: CHAP0002    Christine Chaplin                  Contact: Christine Chaplin          Phone: 541/747-3880
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CHER0002    Lacey Cherry                       Contact: Lacey Cherry               Phone: 541/995-3410
                                Current: 26.40               30: 0.00           60: 0.00        90+: 0.00          Total: 26.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CHIE0002    Janet Chiesna                      Contact:                            Phone: 541/895-2077
                                Current: 29.95               30: 0.00           60: 0.00        90+: 0.00          Total: 29.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CHRI0002    Chris Christensen                  Contact: Chris Christensen          Phone: 541/689-6656
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CHRI0004    Gail Christensen                   Contact: Gail Christensen           Phone: 541/485-4582
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CITA0002    Citadel Broadcasting Co.           Contact: Bill/April                 Phone: 541/485-5846
                                Current: 274.00              30: 3,744.03       60: 1,047.00    90+: 0.00          Total: 5,065.03
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLAG0002    Steven Claggett                    Contact: Steven Claggett            Phone: 541/741-4764
                                Current: 0.00                30: 19.95          60: 19.95       90+: 0.00          Total: 39.90
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLAR0002    Chris Clark                        Contact: Chris Clark                Phone: 541/741-8806
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLAR0004    Rick Clark                         Contact: Rick Clark                 Phone: 541/302-3268
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLAY0004    Mary Clayton                       Contact: Mary Clayton               Phone: 541/343-0348
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLIN0002    Dale & Charlotte Cline             Contact: Dale & Charlotte Cline     Phone: 541/937-8265
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CLIN0004    Sonia Cline                        Contact: Sonia Cline                Phone: 541/485-0801
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CODY0002    Philip Cody                        Contact: Philip Cody                Phone: 541/344-5259
                                Current: 36.35               30: 0.00           60: 0.00        90+: 0.00          Total: 36.35
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COFF0002    Howard Coffin                      Contact: Howard Coffin              Phone: 541/726-8866
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COFF0004    Nicholas Coffey                    Contact:                            Phone: 741/8852
                                Current: 39.90               30: 0.00           60: 0.00        90+: 0.00          Total: 39.90
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COLD0002    Cold Comfort.com                   Contact:                            Phone: 686-0455
                                Current: 49.95               30: 49.95          60: 0.00        90+: 0.00          Total: 99.90
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COLE0004    Nathan Coleman                     Contact: Nathan Coleman             Phone: 541/726-9994
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COLU0002    Columbia Northwest Enterprises     Contact: Bob Demers                 Phone: 541/935-1168
                                Current: 55.10               30: 0.00           60: 0.00        90+: 0.00          Total: 55.10
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Cust.#: COMP0002    Computer Ease                      Contact:                            Phone: 714/838-6245
                                Current: 0.00                30: 42.50          60: 400.00      90+: 0.00          Total: 442.50
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: CONL0002    Stacey Conlon                      Contact: Stacey Conlon              Phone: 541/344-1722
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: COOK0004    Trish Zonkel                       Contact: Trish Zonkel               Phone: 541/431-4896
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: COTT0002    Mike Cotton                        Contact: Mike Cotton                Phone: 541/345-1235
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COUL0004    Hiram Coulter                      Contact: Hiram Coulter              Phone: 541/741-4978
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: COUN0002    Country Coach                      Contact: John Logan                 Phone: 541/998-3720
                                Current: 597.98              30: 0.00           60: 0.00        90+: 0.00          Total: 597.98
--------------------------------------------------------------------------------------------------------------------------------
Cust.#: COX00002    Larry and Flores Cox               Contact: Larry and Flores Cox       Phone: 541/726-9847
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40

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
Cust.#: CRAI0002    Larry Craig                        Contact: Larry Craig                Phone: 541/745-0375
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: CRAN0002    Curtis E. Crane                    Contact: Ed or Marlene              Phone: 998/252-9
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: CRAN0004    Donna L. Crane                     Contact: Donna L. Crane             Phone: 541/998-1599
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CROS0002    David Croskrey                     Contact: David Croskrey             Phone: 541/683-8309
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: CUNL0002    Ed Cunliffe                        Contact: Ed                         Phone: 541/933-2729
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CURS0002    Sierra Truck Company               Contact:                            Phone: 541/686-4510
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CUSH0002    Ryan Cushing                       Contact: Ryan Cushing               Phone: 541/998-5247
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: CUTZ0002    Dave Cutz                          Contact:                            Phone: 744-5933
                                Current: 204.02              30: 0.00            60:0.00         90+:0.00           Total: 204.02
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Cust.#: DALT0002    Ben and Carol Dalton               Contact: Ben Dalton                 Phone: 541/935-4113
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DANI0002    Judith Daniels                     Contact: Judith Daniels             Phone: 541/689-8467
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DARC0002    Jim Darcy                          Contact:                            Phone: 541/988-3560
                                Current: 32.45               30: 0.00            60:0.00         90+:0.00           Total: 32.45
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Cust.#: DARR0002    Jim Darrough                       Contact: Jim Darrough               Phone: 541/726-0503
                                Current: 12.50               30: 0.00            60:0.00         90+:0.00           Total: 12.50
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Cust.#: DAY10002    Day-1 Systems                      Contact:                            Phone: 541/683-4176
                                Current: 49.95               30: 0.00            60:0.00         90+:0.00           Total: 49.95
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Cust.#: DEAL0002    Lance Deal                         Contact: Lance Deal                 Phone: 541/688-8111
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DEFT0002    Jeff Defty                         Contact: Jeff Defty                 Phone: 541/689-9113
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DELA0002    Chris Delay                        Contact:                            Phone: 541/685-9175
                                Current: 32.45               30: 0.00            60:0.00         90+:0.00           Total: 32.45
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Cust.#: DELM0002    Lynn A. Delmore                    Contact: Lynn A. Delmore            Phone: 541/688-8680
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DELT0002    Delta Environmental                Contact:                            Phone: 541/689-5104
                                Current: 41.35               30: 0.00            60:0.00         90+:0.00           Total: 41.35
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Cust.#: DEMA0002    Roger DeMarsh                      Contact: Roger DeMarsh              Phone: 541/342-7013
                                Current: 16.40               30: 16.40           60:0.00         90+:0.00           Total: 32.80
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Cust.#: DEMA0004    Vincent J. DeMartine               Contact: Shirhea or Vincent         Phone: 338-8944
                                Current: 0.00                30: 10.00           60:0.00         90+:0.00           Total: 10.00
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Cust.#: DESI0002    D.E. Sign                          Contact: David Emrich               Phone: 541/485-3433
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DESP0002    Robert L. DeSpain                  Contact: Robert L. DeSpain          Phone: 541/935-7815
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DEST0002    Destination Fitness                Contact: Jim Jaqua                  Phone: 541/485-5265
                                Current: 39.95               30: 0.00            60:0.00         90+:0.00           Total: 39.95
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Cust.#: DEVO0004    Yann Devouassoux                   Contact: Yann Devouassoux           Phone: 541/689-3523
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DEWI0002    John DeWitt                        Contact: John DeWitt                Phone: 541/747-5479
                                Current: 12.50               30: 0.00            60:0.00         90+:0.00           Total: 12.50
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Cust.#: DIBA0002   Daniel Diballa                     Contact: Daniel Diballa             Phone: 541/726-0379
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DICE0002   Carrie Dice                        Contact: Carrie Dice                Phone: 541/741-1790
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DILL0002   Lee Dillon                         Contact: Lee Dillon                 Phone: 541/746-3984
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: DILL0004   Mike Dillon                        Contact:                            Phone: 541/461-8035
                                Current: 175.00              30: 1,310.00        60:0.00         90+:0.00           Total: 1,485.00
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Cust.#: DINI0002   Avis Dininio                       Contact: Avis                       Phone: 461-8600
                                Current: 49.20               30: 0.00            60:0.00         90+:0.00           Total: 49.20
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Cust.#: DONA0002   Bob Donahue                        Contact:                            Phone: 541/485-5631
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DORM0002   Dorman Construction                Contact: Steve Dorman               Phone: 541/984-0012
                                Current: 125.00              30: 0.00            60:0.00         90+:0.00           Total: 125.00
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Cust.#: DORS0002   Ann Dorsey                         Contact:                            Phone: 541/607-1727
                                Current: 22.90               30: 0.00            60:0.00         90+:0.00           Total: 22.90
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Cust.#: DRUM0002   Eliza Drummond                     Contact: Eliza Drummond             Phone: 541/935-2522
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: DUNC0002   Duncan And Brown                   Contact: Corey                      Phone: 541/687-1938
                                Current: 89.85               30: 0.00            60:0.00         90+:0.00           Total: 89.85
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Cust.#: DUSE0002   Diana Dusenbery                    Contact: Diana Dusenbery            Phone: 541/744-2061
                                Current: 49.20               30: 0.00            60:0.00         90+:0.00           Total: 49.20
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Cust.#: DUST0002   Dustin's Repair                    Contact:                            Phone: 541/343-1254
                                Current: 59.85               30: 0.00            60:0.00         90+:0.00           Total: 59.85
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Cust.#: DYNA0002   Dynamix Inc.                       Contact: Andrew Binder              Phone: 541/334-4941
                                Current: 56.35               30: 0.00            60:0.00         90+:0.00           Total: 56.35
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: EAST0002   Mike East                          Contact:                            Phone: 541/461-5905
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ECOW0002   Eco Water Systems                  Contact:                            Phone: 998-9631
                                Current: 39.95               30: 39.95           60:79.90        90+:0.00           Total: 159.80
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: EDEW0002   Michelle Edewaard                  Contact:                            Phone: 541/741-7483
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: EDMA0002   Edman Furniture Co.                Contact:                            Phone: 541/683-1886
                                Current: 49.95               30: 49.95           60:0.00         90+:0.00           Total: 99.90
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Cust.#: EDMA0004   Edman Furniture                    Contact:                            Phone: 484-1069
                                Current: 0.00                30: 599.95          60:0.00         90+:0.00           Total: 599.95
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Cust.#: EDSO0002   Dave Edson                         Contact:                            Phone: 541/342-5311
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: EILE0002   Mary Eiler                         Contact:                            Phone: 541/343-6037
                                Current: 19.95               30: 0.00            60:0.00         90+:0.00           Total: 19.95
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Cust.#: ELKI0002   Wendy and Mike Elkins              Contact: Wendy or Mike              Phone: 541/689-6804
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: ELLA0002   Jean Ella                          Contact:                            Phone: 541/726-3814
                                Current: 16.40               30: 0.00            60:0.00         90+:0.00           Total: 16.40
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Cust.#: ELYT0002   Tim Ely                            Contact:                            Phone: 541/484-7133
                                Current: 0.00                30: 49.20           60:0.00         90+:0.00           Total: 49.20
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Cust.#: EMER0004   Lloyd Emerson                      Contact:                            Phone: 541/343-4297
                                Current: 32.80               30: 0.00            60:0.00         90+:0.00           Total: 32.80
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Cust.#: EMER0006   Emerald Valley Alpaca Assoc.       Contact:                            Phone: 541/682-5069
                                Current: 12.95               30: 0.00            60:0.00         90+:0.00           Total: 12.95
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Cust.#: ENDE0002   Carol Enders                       Contact:                            Phone: 541/461-6809

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

                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total:   19.95
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: ENGL0002    Diana English                      Contact:                            Phone: 541-998-1062
                                Current: 22:90               30: 0.00           60: 0.00        90+: 0.00          Total:   22.90
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Cust.#: ENNI0002    Charles Ennion                     Contact: Charles                    Phone: 541/344-3351
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: EPMI0002    EPM Inc.                           Contact:                            Phone: 541/895-5990
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:   49.95
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Cust.#: EPPE0002    Teri Epperly                       Contact:                            Phone: 541/431-0032
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: EQUI0002    Equity BH&G                        Contact: Steve Haye                 Phone: 541/710-3503
                                Current: 36.35               30: 0.00           60: 0.00         90+: 0.00         Total:   36.35
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Cust.#: ERDM0002    Paul Erdman                        Contact:                            Phone: 338-8732
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: ERIC0002    Don Erickson                       Contact:                            Phone: 541/688-5001
                                Current: 59.85               30: 0.00           60: 0.00         90+: 0.00         Total:   59.85
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Cust.#: EUGE0006    Eugene Chemical                    Contact: Penny Lilly                Phone: 541/995-6025
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: EUGE0008    Eugene Bible College               Contact: Michael Hayes              Phone: 541/485-1780
                                Current: 72.25               30: 0.00           60: 0.00         90+: 0.00         Total:   72.25
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Cust.#: EUGE0010    Eugene Super Sales                 Contact: John Andrews               Phone: 541-341-1215
                                Current: 32.45               30: 0.00           60: 0.00         90+: 0.00         Total:   32.45
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Cust.#: EVAN0002    Wenzl Evans                        Contact: Wenzel Evans               Phone: 541/461-5611
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: EZRA0002    Ezra The Bookfinder                Contact: Ezra Tishman               Phone: 541/683-3131
                                Current: 49.95               30:49.95           60: 0.00         90+:112.50        Total:  212.40
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Cust.#: FAJA0002    Robert A. Fajardo                  Contact:                            Phone: 541/689-8480
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FARI0002    Jimmy and Maria Faris              Contact: Jimmy or Maria             Phone: 541/935-7101
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FARM0002    Michelle Farmer                    Contact: Michelle Farmer            Phone: 541/895-4764
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FARR0002    Barbara Farris                     Contact:                            Phone: 541-747-6673
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FARW0002    Far West Steel                     Contact:                            Phone: 541/686-2000 335
                                Current:  0.00               30:59.85           60:59.85         90+: 0.00         Total:  119.70
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Cust.#: FERR0002    John Ferry                         Contact:                            Phone: 541/746-0830
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FETR0002    Rebecca Fetrow                     Contact:                            Phone: 541/485-2711
                                Current: 16.40               30:16.40           60: 0.00         90+: 0.00         Total:   32.80
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Cust.#: FINK0002    Mike Fink                          Contact: Mike Fink                  Phone: 541/896-0911
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FIRE0002    City of Springfield-FireMed        Contact: John Garitz                Phone: 541/726-3636
                                Current: 49.95               30:49.95           60:49.95         90+: 0.00         Total:  149.85
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Cust.#: FISH0002    Joseph and Liz Fisher              Contact:                            Phone: 541/607-0071
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FISK0002    Larry Fisk                         Contact:                            Phone: 541/682-5703
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FITC0002    Tami Fitch                         Contact:                            Phone: 541/747-6287
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FITZ0002    Carole L. Fitzgerald               Contact:                            Phone: 541/741-7751
                                Current: 21.35               30: 0.00           60: 0.00         90+: 0.00         Total:   21.35

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


Cust.#: FLAN0002    Elizabeth Flannery                 Contact:                            Phone: 541/689-4034
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total:   16.40
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Cust.#: FLEE0002    Greg Fleener                       Contact: Greg                       Phone: 541/431-4412
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FLEI0002    Charles Fleishman                  Contact:                            Phone: 541-689-9278
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FORB0004    Forbes Seed, Inc.                  Contact: Michelle Belcher           Phone: 541-998-8086
                                Current:101.90               30: 0.00           60: 0.00         90+: 0.00         Total:  101.90
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Cust.#: FORE0002    Forefront Design                   Contact: Doug Mansfield             Phone: 726-3872
                                Current: 49.95               30: 0.00           60: 0.00         90+: 0.00         Total:   49.95
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Cust.#: FORT0004    Fortune Machinery                  Contact:                            Phone: 203/367-5150
                                Current: 49.95               30:49.95           60: 0.00         90+: 0.00         Total:   99.90
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Cust.#: FOST0004    Linda Foster                       Contact: Linda                      Phone: 541-935-1773
                                Current:  0.00               30: 0.00           60:16.40         90+: 0.00         Total:   16.40
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Cust.#: FOWL0002    Rich Fowler                        Contact:                            Phone: 541/935-6401
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FOXR0002    Rex Fox                            Contact: Rex Fox                    Phone: 541/344-4767
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FRAN0002    Leah Frankel-Podolsky              Contact:                            Phone: 541/485-1449
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: FRAN0004    Rick Franklin                      Contact: Rick                       Phone: 541/747-7146
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: FRIE0002    Friends Landing                    Contact: White Wind Swan            Phone: 744-1295
                                                                Fisher
                                Current:115.55               30:555.55          60: 0.00         90+: 0.00         Total:  671.10
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Cust.#: FRYD0002    Aric Frydendall                    Contact: Aric                       Phone: 541/935-5920
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00          Total:  19.95
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Cust.#: FUNK0002    Funk & Associates                  Contact: Marcia                     Phone: 541/485-1932
                                Current:507.00               30:39.00           60:78.00         90+:97.50          Total: 721.50
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Cust.#: GADS0002    Chris Gadsby                       Contact:                            Phone: 541/343-0999
                                Current:  0.00               30:49.20           60: 0.00         90+: 0.00         Total:   49.20
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Cust.#: GARD0004    Diane Gardner                      Contact:                            Phone: 541/896-0290
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
---------------------------------------------------------------------------------------------------------------------------------
Cust.#: GATT0002    Jack Gattie                        Contact: Jack Gattie                Phone: 541/726-1231
                                Current: 19.95               30:39.90           60: 0.00         90+: 0.00         Total:   59.85
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Cust.#: GATT0004    Barry Gattie                       Contact: Barry Gattie               Phone: 541/343-5690
                                Current: 22.90               30: 0.00           60: 0.00         90+: 0.00         Total:   22.90
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Cust.#: GERI0002    Donald Gerig                       Contact: Donald                     Phone: 541/485-4946
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: GESI0002    Cheryl Gesik                       Contact: Cheryl                     Phone: 541/684-4932
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: GILB0002    Janice Gilbertson                  Contact:                            Phone: 541/747-5873
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: GILL0002    Dennis Gillett                     Contact:                            Phone: 541/998-6546
                                Current: 16.40               30: 0.00           60: 0.00         90+: 0.00         Total:   16.40
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Cust.#: GILL0004    Chris Gillard                      Contact: Chris Gillard              Phone: 541/741-3147
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: GING0002    Gary Gingrich                      Contact: Gary                       Phone: 541/485-1639
                                Current: 19.95               30: 0.00           60: 0.00         90+: 0.00         Total:   19.95
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Cust.#: GOGG0002    Bob Goggin                         Contact:                            Phone: 541/726-1053
                                Current: 16.40               30:40.60           60: 0.00         90+: 0.00         Total:   57.00
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

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

Cust.#: GRAD0002    Kevin Grady                             Contact:                       Phone: 541/465-9820
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: GRAH0002    Dan Graham                              Contact:                       Phone: 541/747-7784
                                Current:  16.40              30:  16.40          60:  0.00        90+:  0.00      Total:  32.80
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Cust.#: GRAH0004    Bev Graham                              Contact: Bev or Rick           Phone: 541-689-7146
                                Current:  42.45              30:   0.00           60:  0.00        90+:  0.00     Total:  42.45
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Cust.#: GRAY0002    Marci Gray-Farthing                     Contact:                       Phone: 541/683-1950
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: GREE0002    Laura Green                             Contact:                       Phone: 541/683-8278
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: GRIM0002    Gino Grimaldi                           Contact: Gino                  Phone: 541/726-2176
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: GRIS0002    Tami Griswold                           Contact: Tami                  Phone: 741-3862
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: GROS0002    Pete Grossnicklaus                      Contact:                       Phone: 344-4683
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: HAAS0002    Margie Haas                             Contact:                       Phone: 541/896-3145
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HACK0002    Robert J. Hacker                        Contact: Robert Hacker         Phone: 541/342-6996
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HALE0002    Dean Hale                               Contact:                       Phone: 541/683-2985
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HANE0002    Roger Haney                             Contact: Roger                 Phone: 541/345-4717
                                Current:  19.95              30:   0.00           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: HANS0004    Lester B Hanson                         Contact: Lester                Phone: 541/344-5349
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HANS0006    Chris Hanson                            Contact:                       Phone: 541/746-1333
                                Current:   0.00              30:  19.95           60:  0.00        90+:  0.00     Total:  19.95
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Cust.#: HARD0002    Carolyn R Harding                       Contact:                       Phone: 541/461-4292
                                Current:  16.40              30:   0.00           60:  0.00        90+:  0.00     Total:  16.40
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Cust.#: HARD0004    Steve Hardt                             Contact:                       Phone: 541/988-0354
                                Current:   0.00              30:   0.00           60: 95.00       90+:  0.00      Total:  95.00
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Cust.#: HARK0002    Eileen Harkins                          Contact:                       Phone: 541/937-3464
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HARP0002    Susan Harper                            Contact:                       Phone: 541/741-8489
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HARR0002    Lyle Harris                             Contact: Lyle Harris           Phone: 541/302-9211
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HARR0004    Cheri Harry                             Contact: Cheri                 Phone: 541/726-3212
                                Current:  16.40              30:   16.40          60:  0.00       90+:  0.00      Total:  32.80
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Cust.#: HARV0002    Harvest House Publishers, Inc.          Contact: Mark Dietz            Phone: 541/343-0123
                                Current: 226.50              30:   0.00           60:  0.00       90+:  0.00      Total: 226.50
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Cust.#: HATF0002    Tucker Hatfield                         Contact: Tucker Hatfield       Phone: 541/744-2569
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAWO0002    Frank Haworth                           Contact: Frank Haworth         Phone: 541/726-5957
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAYF0002    Jason Hayford                           Contact:                       Phone: 541-689-7178
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAYL0002    Elizabeth and Bruce Hayler              Contact:                       Phone: 541/689-7317
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HAYN0002    Kirsten Haynes                          Contact:                       Phone: 541-935-6316

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                                Current:  14.95              30:   0.00           60:  0.00       90+:  0.00      Total:  14.95
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Cust.#: HEAC0002    James Heacock                     Contact:                            Phone: 541/686-3381
                                Current:   0.00              30:  59.85           60:  0.00       90+:  0.00      Total:  59.85
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Cust.#: HEIN0002    James and Shirley Heintz                Contact:                      Phone: 541/998-9657
                                Current:  19.95              30:  19.95           60:  0.00       90+:  0.00      Total:  39.90
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Cust.#: HELI0002    Helitech                                Contact: Dave Weil            Phone: 541/344-2304
                                Current:  65.40              30: 130.40           60:  0.00       90+:  0.00      Total: 195.80
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Cust.#: HENR0002    Henry Mfg.                              Contact: Greg Dealy           Phone: 541/485-1963
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HENR0006    Paul Henrichs                           Contact:                      Phone: 726-1723
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
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Cust.#: HENS0002    Michael Henshaw                         Contact: Michael              Phone: 541/744-1514
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HERB0002    Greg Herbert                            Contact:                      Phone: 541/343-7879
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HERB0004    Juanita Herbst                          Contact:                      Phone: 541/895-5194
                                Current:  32.45              30:   0.00           60:  0.00       90+:  0.00      Total:  32.45
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Cust.#: HERR0002    Tim Herrmann                            Contact: Tim Herrmann         Phone: 541/683-8654
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
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Cust.#: HERR0004    Michael Herrett                         Contact: 0                    Phone: 541/988-1303
                                Current:  16.40              30:   16.40          60:  0.00       90+:  0.00      Total:  32.80
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HICK0002    Carol Ann Hickman                       Contact: Carol Hickman        Phone: 541/998-9300
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HINK0002    Susan Hinkle                            Contact: Susan                Phone: 345-9334
                                Current:  32.80              30:   0.00           60:  0.00       90+:  0.00      Total:  32.80
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Cust.#: HINM0002    David Hinman                            Contact: David                Phone: 541/461-2364
                                Current:  27.45              30:   0.00           60:  0.00       90+:  0.00      Total:  27.45
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOFF0004    Paul Hoffman                            Contact:                      Phone: 541/998-8414
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOLL0002    Darrin Hollyman                         Contact: Darrin               Phone: 541/338-0760
                                Current:   0.00              30:   0.00           60:  0.00       90+: 19.95      Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOLL0004    Helen Hollyer                           Contact: Helen Hollyer        Phone: 541/895-3003
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOLT0002    Holt International Children's Services  Contact: Robert Goodness      Phone: 541/687-2202
                                Current: 539.65              30:   0.00           60:  0.00       90+:  0.00      Total: 539.65
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOLV0002    Lynn Holvey                             Contact: Lynn Holvey          Phone: 541/485-3426
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOPE0002    Michael Hopewell                        Contact: Michael Hopewell     Phone: 541/998-8876
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOPI0002    Carla Hopie                             Contact:                      Phone: 541/318-1702
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOSK0002    Florence Hoskinson                      Contact:                      Phone: 541-607-1809
                                Current:  19.95              30:   0.00           60:  0.00       90+:  0.00      Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOYL0002    Thomas Hoyle                            Contact: Thomas               Phone: 541/689-4377
                                Current:   0.00              30:   0.00           60:  0.00       90+: 19.95      Total:  19.95
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HOYM0002    Shirley Hoyman                          Contact: Shirley Hoyman       Phone: 541/687-1077
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HUBB0002    Jeff Hubbard                            Contact:                      Phone: 349-0963
                                Current:  16.40              30:   0.00           60:  0.00       90+:  0.00      Total:  16.40
-------------------------------------------------------------------------------------------------------------------------------
Cust.#: HUBE0002    Rick Huber                              Contact: Rick                 Phone: 541/345-4545
                                Current:  49.95              30:   0.00           60:  0.00       90+:  0.00      Total:  49.95


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

Cust.#: HUFF0002   Jean Huffman                       Contact:                            Phone: 7466-4364
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: HUMA0002   Human Machine Interfaces           Contact:                            Phone: 541/687-6509
                                Current: 144.95              30: 144.95         60: 49.95       90+: 0.00          Total: 339.85
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Cust.#: HUNT0002   Tillie Hunter                      Contact:                            Phone: 541/689-5200
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: HUNT0004   Don Hunter                         Contact: Don                        Phone: 541/744-5749
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: HUNT0008   Jonathan Hunt                      Contact:                            Phone: 541-935-2280
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: HYUN0002   Hyundai Semiconductor of America   Contact: Liz Geis                   Phone: 541/338-5031
                                Current: 19.95               30: 19.95          60: 19.95       90+: 0.00          Total: 59.85
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Cust.#: INMA0002   Craig Inman                        Contact:                            Phone: 541/935-1492
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: INST0002   Institute/Rev. Heart Disease       Contact: Bill Klevith               Phone: 541/345-9970
                                Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: INTE0002   International Trade Group (ITG)    Contact: Alain De La Motte          Phone: 503/648-9358
                                Current: 58.80               30: 1.00           60: 0.00        90+: 0.00          Total: 59.80
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Cust.#: IRWI0002   Gary Irwin                         Contact:                            Phone: 541-349-0756
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: ISLE0002   Isler & Co CPAs                    Contact:                            Phone: 541/342-5161
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: ISME0002   Larry Ismert                       Contact:                            Phone: 541/688-2958
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: IVES0002   Steve Ives                         Contact: Steve Ives                 Phone: 541/344-2100
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: IZZI0002   Anthony Izzi                       Contact: Antholy                    Phone: 541/345-8032
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JACK0002   Faith Jackson                      Contact: Faith Jackson              Phone: 541/836-7073
                                Current: 0.00                30: 0.00           60: 0.00        90+: 19.95         Total: 19.95
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Cust.#: JACK0004   Kevin Jackson                      Contact:                            Phone: 541-343-9763
                                Current: 32.45               30: 0.00           60: 0.00        90+: 0.00          Total: 32.45
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Cust.#: JACO0002   Kris Jacobson                      Contact:                            Phone: 485-1560
                                Current: 22.90               30: 0.00           60: 0.00        90+: 0.00          Total: 22.90
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Cust.#: JAME0002   Jerry James                        Contact:                            Phone: 541/461-2728
                                Current:  0.00               30:19.95           60:39.60        90+: 0.00          Total: 59.55
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Cust.#: JAME0004   Joseph James                       Contact:                            Phone: 541/836-2995
                                Current: 19.95               30: 39.90          60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: JANI0002   Janisse Wholesale Distributors     Contact:                            Phone: 541/461-3773
                                Current: 39.95               30: 0.00           60: 0.00        90+: 0.00          Total: 39.95
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Cust.#: JANU0002   Janus Management Service           Contact: Gerald Jansen              Phone: 541/746-0627
                                Current: 12.85               30: 0.00           60: 0.00        90+: 0.00          Total: 12.85
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Cust.#: JENS0002   Linda Jensen                       Contact: Linda                      Phone: 541/399-2444
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JENS0004   Scott Jensen                       Contact:                            Phone: 541/688-2604
                                Current: 59.95               30: 0.00           60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: JERR0002   Jerry's Home Improvement           Contact:                            Phone: 541/689-1911
                                Current: 66.35               30: 132.70         60: 0.00        90+: 0.00          Total: 199.95
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Cust.#: JHSN0002   JHS Natural Products               Contact: John Seleen                Phone: 541/344-1396
                                Current: 49.95               30: 49.95          60: 49.95       90+: 0.00          Total: 149.85
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

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
Cust.#: JOHN0008   Melvin Johnson                     Contact:                            Phone: 541/689-9630
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: JOHN0010   Tim Johnson                        Contact: Tim                        Phone: 541/937-3448
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JOHN0014   Linda J Johnson                    Contact:                            Phone: 541/338-4140
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JOHN0600   David L Johnson                    Contact:                            Phone: 541/683-1611
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: JONE0002   Brian Jones                        Contact:                            Phone: 541/895-4502
                                Current: 27.90               30: 0.00           60: 0.00        90+: 0.00          Total: 55.80
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Cust.#: JONE0004   Robert Jones                       Contact: Robert                     Phone: 541/935-7527
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: JUDY0002   Lee Judy                           Contact: Lee Judy                   Phone: 541/687-4802
                                Current: 19.95               30: 19.85          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: KAGE0002   Kim Kagelaris                      Contact:                            Phone: 541/937-8545
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KASP0002   Mike Kasper                        Contact: Mike                       Phone: 541/942-9129
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KAST0002   Dale Kast                          Contact: Dale                       Phone: 541/345-9876
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KAUL0002   Linda Kau                          Contact:                            Phone: 541/935-1909
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KEEV0002   Jeannine Keevert                   Contact:                            Phone: 541/485-1139
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KELL0004   Veronica Kelley                    Contact:                            Phone: 541/686-3894
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KELL0006   Mike Kelly                         Contact: Mike Kelly/Meade Kelly     Phone: -
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KELL0008   William Kellsay                    Contact:                            Phone: 541/744-7044
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KENS0002   Ken's PC Services                  Contact: Ken Alvord                 Phone: 461-8469
                                Current: 72.75               30: 72.75          60: 50.00       90+: 0.00          Total: 195.50
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Cust.#: KERN0002   Bob Kern                           Contact: Bob Kern                   Phone: 541/935-7945
                                Current: 22.90               30: 22.90          60: 0.00        90+: 0.00          Total: 45.80
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Cust.#: KESN0002   Michael Kesner                     Contact:                            Phone: 541/744-6995
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: KIEN0002   Marie Kienlen                      Contact: Marie Kienlen              Phone: 541/998-8759
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KILW0002   Barbara Kilwien                    Contact: Barbara/David              Phone: 541/895-2822
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KIND0004   Lloyd A  Kindt                     Contact: Lloyd Kindt                Phone: 541/686-9509
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KING0002   Yvonne King                        Contact:                            Phone: 541/747-9006
                                Current: 49.20               30: 0.00           60: 0.00        90+: 0.00          Total: 49.20
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Cust.#: KING0004   Daniel King                        Contact:                            Phone: 541/744-2173
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KING0006   Christian Kinglsey                 Contact:                            Phone: 541-344-8344
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: KIRK0004   Kim Kirkwood                       Contact:                            Phone: 541/687-2202
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KOCH0002   Gary & Kay Koch                    Contact: Gary or Kay                Phone: 541/998-8158

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

                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KRUG0002   Linda Krueger                      Contact:                            Phone: 541-485-4649
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KUGL0002   Lori Kugler                        Contact: Lori                       Phone: 541/726-8984
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: KUHA0002   Joe Kuharik                        Contact: Joe Kuharik                Phone: 541/746-3143
                                Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: KUMA0002   Kumaco                             Contact: John Weaver                Phone: 334-2402
                                Current: 49.95               30: 2,489.90       60: 125.00      90+: 0.00          Total: 2,664.85
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Cust.#: KYCE0002   John Kycek                         Contact: John Kycek                 Phone: 541/343-1640
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LAAK0002   Bobbie Laaksonen                   Contact: Bobbie                     Phone: 541/689-9613
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LACE0002   Malcolm Lacey                      Contact:                            Phone: 541/746-5295
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LAND0002   Landmark Designs                   Contact: Scott McAllexander         Phone: 541/767-0660
                                Current: 49.95               30: 50.95          60: 0.00        90+: 0.00          Total: 100.90
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Cust.#: LAND0004   Roy Land                           Contact:                            Phone: 541/998-8440
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LANE0004   Lane Leaders Association           Contact: Rhonda Hendricks           Phone: 541/687-0072
                                Current: 30.00               30: 0.00           60: 0.00        90+: 0.00          Total: 30.00
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Cust.#: LANG0002   Ted Langton                        Contact:                            Phone: 541/461-9459
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LANI0002   Robert Lanier                      Contact:                            Phone: 541/302-6595
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LAPA0004   Charles LaPalme                    Contact:                            Phone: 541-688-0887
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LARG0002   Benjamin Largent                   Contact: Benjamin                   Phone: 541/344-3798
                                Current: 0.00                30: 0.00           60: 7.45        90+: 0.00          Total: 7.45
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Cust.#: LAUE0002   Dan Lauer                          Contact:                            Phone: 541-683-1229
                                Current: 28.90               30: 0.00           60: 0.00        90+: 0.00          Total: 28.90
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Cust.#: LAWR0008   Dean Lawrence                      Contact:                            Phone: 541/685-0751
                                Current: 32.45               30: 0.00           60: 0.00        90+: 0.00          Total: 32.45
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Cust.#: LAWT0002   Jeff Lawton                        Contact:                            Phone: 541/689-9408
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEAN0002   Amber Leanna                       Contact: Amber                      Phone: 541/344-4828
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEEJ0002   Julie Lee                          Contact:                            Phone: 541/965-1024
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEEP0002   Paula Lee                          Contact:                            Phone: 541/689-6458
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LEGA0002   Legal Software Systems, Inc.       Contact:                            Phone: 541/683-3341
                                Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: LEIG0002   Katherine Leighty                  Contact: Katherine or Dennis        Phone: 541/942-5168
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LENH0002   Jerry Lenhard                      Contact: Jerry                      Phone: 541/998-1601
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LENM0002   Jolene Lenmark                     Contact:                            Phone: 541/998-3727
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LEWE0002   Raymond Lewellyn                   Contact: Raymond                    Phone: 541/342-8422
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LICH0002   Todd Lichienwalter                 Contact: Todd                       Phone: 541/345-4563
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LOCK0002   Barry Locklear                     Contact:                            Phone: 541/747-6206
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: LOGI0002   Logic Tools                        Contact: Edith Simchi-Levi          Phone: 847/564-8457
                                Current: 360.00              30: 0.00           60: 0.00        90+: 0.00          Total: 360.00
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Cust.#: LONI0002   Holly Lonigan                      Contact:                            Phone: 541/607-0967
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LOPE0002   Steve Lopez                        Contact: Steve/Julie Lopez          Phone: 541/747-1913
                                Current: 0.00                30: 19.95          60: 19.95       90+: 0.00          Total: 39.90
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Cust.#: LORA0002   Lorane Fire Dept.                  Contact: Joe Brewer                 Phone: 541/942-3943
                                Current: 49.20               30: 0.00           60: 0.00        90+: 0.00          Total: 49.20
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Cust.#: LOUD0002   Loudmouth Inc.                     Contact: Chris Stevens              Phone: 541/726-8447
                                Current: 57.45               30: 0.00           60: 0.00        90+: 0.00          Total: 57.45
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Cust.#: LOVE0002   David Loveall                      Contact:                            Phone: 726-4753
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: LUND0006   Jon E. Lundquist                   Contact: Jon                        Phone: 541/946-1036
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MALA0002   William Malak                      Contact:                            Phone: 541/744-0901
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MANT0002   Bernice and Gregory Mantell        Contact:                            Phone: 607-0664
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MARN0002   Leroy Marney                       Contact:                            Phone: 541-689-6112
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0002   Andy Martin                        Contact: Andy Martin                Phone: 541/343-1840
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0004   Pete Martini                       Contact:                            Phone: 541/836-2000
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0006   Sharon Martin                      Contact: Sharon                     Phone: 541/744-0809
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MART0008   Rick & Joy Martin                  Contact: Rick or Joy                Phone: 541/683-4556
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MATT0004   Melissa Mattick                    Contact:                            Phone: 541/465-1400
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MATT0006   Orion Matthews                     Contact: Orion Matthews             Phone: 541/687-5701
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MAZY0002   Mike Mazy                          Contact: Mike                       Phone: 541/338-7084
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCAL0002   Barbara McAlister                  Contact:                            Phone: 541/688-7554
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCAU0002   Roxanne McAulay                    Contact: Roxanne                    Phone: 541/935-3572
                                Current: 0.00                30: 49.20          60: 49.20       90+: 0.00          Total: 98.40
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Cust.#: MCCL0002   Pam McClelland                     Contact:                            Phone: 541/726-7977
                                Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCCO0002   Dennis McConkey                    Contact: Dennis                     Phone: 541/741-1887
                                Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MCCO0004   Daniel McConkey                    Contact: Daniel                     Phone: 541/744-2047
                                Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCCU0004   Sue McCumsey                       Contact:                            Phone: 541/747-3040
                                Current: 0.00                30: 59.85          60: 0.00        90+: 0.00          Total: 59.85
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

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

Cust.#: MCDA0002     Fred McDaniel                      Contact: Fred                       Phone: 541/746-1558
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCDO0002     Larae McDonald                     Contact:                            Phone: 541/344-8955
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCDO0004     Dena McDowell                      Contact:                            Phone: 541/744-5606
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCGU0002     Barbara McGuire                    Contact: Barbara                    Phone: 541/935-6013
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCKA0002     McKay Investments                  Contact: Kim                        Phone: 541/485-4711
                                 Current: 124.85              30: 0.00           60: 0.00        90+: 0.00          Total: 124.85
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Cust.#: MCKE0002     McKenzie Oaks                      Contact:                            Phone: 541/485-5265
                                 Current: 39.95               30: 39.95          60: 39.95       90+: 0.00          Total: 119.85
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Cust.#: MCKE0004     Mac Exchange, LLC                  Contact: Todd McKelvie              Phone: 541/345-8676
                                 Current: 65.00               30: 0.00           60: 0.00        90+: 0.00          Total: 65.00
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Cust.#: MCKE0006     Karen McKendrick                   Contact:                            Phone: 541/995-8482
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCKE0008     McKenzie Willamette Hospital       Contact: Kent Henriksen             Phone: 541/726-4399
                                 Current: 749.80              30: 0.00           60: 0.00        90+: 0.00          Total: 749.80
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Cust.#: MCKE0012     Craig McKern                       Contact:                            Phone: 541/345-0744
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCLA0002     Anne McLaughlin                    Contact: Anne McLaughlin            Phone: 541/302-9452
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MCLA0004     Alisa McLaughlin                   Contact: Alisa                      Phone: 541/342-4467
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: MCMA0002     Mary McMartin/McMartin Enterprises Contact: Mary                       Phone: 541/937-2235
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCMA0004     Gary McMahon                       Contact:                            Phone: 541/683-4109
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MCME0002     Moria Software Inc.                Contact:                            Phone: 541/342-7086
                                 Current: 39.95               30: 39.95          60: 0.00        90+: 0.00          Total: 79.90
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Cust.#: MCNA0002     Nathan McNary                      Contact: Nathan                     Phone: 541/726-6970
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MCRE0002     Nathan McReynolds                  Contact:                            Phone: 541/998-2510
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MEST0002     Larry Meston                       Contact: Larry Meston               Phone: 541/683-6082
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: METZ0002     Chris Metzger                      Contact: Chris Metzger              Phone: 541/741-2626
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: METZ0004     Edward Metzler                     Contact: Edward Metzler             Phone: 541/746-7145
                                 Current: 0.00                30: 0.00           60: 0.00        90+: 45.30         Total: 45.30
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Cust.#: MEYE0006     Bob Meyers                         Contact:                            Phone: 541/895-4079
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MICH0002     Tani Michaud                       Contact: Tani                       Phone: 541/344-7805
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: MICR0002     Micro Vertisoft                    Contact: Margie Mathews             Phone: 541/689-6954
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MILL0002     Paul Millard                       Contact: Paul Millard               Phone: 541/344-2350
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MILL0006     Peggy Schultz                      Contact:                            Phone: 541/933-2462
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MILL0008     Robert Miller                      Contact:                            Phone: 541/683-2004

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
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MILL0012     Doug Miller                        Contact:                            Phone: 541/484-5225
                                 Current: 16.40              30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MOIR0002     Lynetta Moir                       Contact: Steve Moir                 Phone: 541/741-1136
                                 Current: 0.00               30: 19.95          60: 19.95       90+: 0.00          Total: 39.90
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Cust.#: MOLO0002     Martin Molof                       Contact:                            Phone: 541/345-5163
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MONA0002     Kathie L. Monaghan                 Contact: Kathie                     Phone: 541/688-6408
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MOOR0002     Camille Moore                      Contact:                            Phone: 541/747-8291
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MOOR0004     Pat and Lewis Moore                Contact:                            Phone: 541/688-9197
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: MOOR0006     Manuel L. Moore                    Contact:                            Phone: 541/726-7470
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MORA0002     Dave Moran                         Contact:                            Phone: 541/747-6815
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MORG0002     Donnie Morgan                      Contact:                            Phone: 541/942-1079
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: MORN0002     Will Morningson                    Contact:                            Phone: 541/302-6490
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MORR0002     Debbie Morrow                      Contact: Debbie                     Phone: 541/741-5171
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MORR0004     Mary Anne Morrison                 Contact: Mary Anne                  Phone: 541/342-4251
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MOTI0002     Motion Analysis Inc.               Contact:                            Phone:
                                 Current: 49.95               30: 49.95          60: 0.00        90+: 0.00          Total: 99.90
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Cust.#: MOVI0002     Movierama                          Contact: Jack See                   Phone: 541/231-8294
                                 Current: 49.95               30: 1.00           60: 0.00        90+: 0.00          Total: 50.95
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Cust.#: MOWE0002     Richard Mower                      Contact:                            Phone: 953-1102
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: MUES0002     Patricia Muesse                    Contact:                            Phone: 541/607-6697
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: MURP0004     Michael Murphy                     Contact:  Michael Murphy            Phone: 541/746-6078
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: MUTU0002     Mutual of New York                 Contact: Thomas McAulay/Rae Lyons   Phone: 541/342-2607
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: MYOB0002     M. YOB                             Contact:                            Phone: 541/687-7250
                                 Current: 130.00              30: 0.00           60: 0.00        90+: 0.00          Total: 130.00
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Cust.#: NAUK0002     Kathleen Nau                       Contact: Kathleen Nau               Phone: 541/741-2341
                                 Current: 12.50               30: 0.00           60: 0.00        90+: 0.00          Total: 12.50
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Cust.#: NEAL0002     Neal And Eng Law Offices           Contact: Dan Neal                   Phone: 541/484-7311
                                 Current: 39.95               30: 0.00           60: 0.00        90+: 0.00          Total: 39.95
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Cust.#: NEIL0002     Dawn M Neilsen                     Contact:                            Phone: 541/896-3036
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NELS0006     Robert G Nelson                    Contact:                            Phone: 541/461-7916
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NELS0010     Sandra L. Nelson                   Contact: Sandra                     Phone: 541/935-8104
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NELS0012     Conrad Nelson                      Contact:                            Phone: 541/998-9593
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40

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

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Cust.#: NEUR0002     Oregon Neurosurgery Specialists    Contact:                            Phone: 541-343-7748
                                 Current: 6,125.00            30: 0.00           60: 0.00        90+: 0.00          Total: 6,125.00
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Cust.#: NEWO0002     Newood Display Fixture Mfg.        Contact: Marilynn or Mick           Phone: 541-688-0907
                                 Current: 2,503.75            30: 164.75         60: 0.00        90+: 0.00          Total: 2,695.50
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Cust.#: NEWP0002     Shuska Newport                     Contact:                            Phone: 541-342-2759
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NEWT0002     Bob Newton                         Contact:                            Phone: 541/687-8222
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NICH0006     James Nichols                      Contact: James                      Phone: 541/747-2286
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NICH0010     Eric Nichols                       Contact:                            Phone: 774-9035
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NICH0012     Mellisa Nichelson                  Contact:                            Phone: 541-302-2650
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NICO0002     Dan Nicoson                        Contact: Dan                        Phone: 541/744-2313
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: NORN0002     Ken Norness                        Contact: Ken                        Phone: 541/686-0235
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: NORT0002     Northwest Stamping Inc             Contact: Jim Creech                 Phone: 541/747-4269
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: NORT0004     Northland Real Estate              Contact:                            Phone: 541/345-2361
                                 Current: 64.70               30: 0.00           60: 0.00        90+: 0.00          Total: 64.70
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Cust.#: NORT0006     Northwest Direct Radio Network     Contact:                            Phone: 541/485-5846
                                 Current: 49.95               30: 49.95          60: 49.95       90+: 0.00          Total: 149.85
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Cust.#: OAKT0002     Oaktree Publications               Contact: Sherrie Zimmerman          Phone: 541/688-4044
                                 Current: 54.90               30: 0.00           60: 0.00        90+: 0.00          Total: 54.90
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Cust.#: OBAD0002     Ruth Obadal                        Contact:                            Phone: 541/687-9361
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OBER0002     Dusty C. Oberbeck                  Contact:                            Phone: 541/461-3700
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OBER0004     Larry Oberbeck                     Contact: Larry                      Phone: 541/345-3771
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OBIE0002     Obie Media                         Contact: Jim Callahan               Phone: 541/683-3212
                                 Current: 500.00              30: 0.00           60: 0.00        90+: 0.00          Total: 500.00
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Cust.#: OCON0002     Ina O'Conner                       Contact: Ina O                      Phone: 541-683-8065
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OCON0004     Mike O'Connel                      Contact: Mike O'Connel              Phone: 541/344-5860
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OFFI0002     Office World Inc.                  Contact: Brent Combs                Phone: 541/687-9704
                                 Current: 69.30               30: 0.00           60: 0.00        90+: 0.00          Total: 69.30
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Cust.#: OHPL0002     OHP Linefinder                     Contact: Maria Wach                 Phone: na
                                 Current: 49.95               30: 63.00          60: 0.00        90+: 0.00          Total: 112.95
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Cust.#: OKAN0002     Joseph O'Kane                      Contact: Joseph                     Phone: 541/461-4075
                                 Current: 19.95               30: 19.95          60: 19.95       90+: 0.00          Total: 59.85
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Cust.#: OLIE0002     William L. Olietti                 Contact:                            Phone: 541-688-7647
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: OLSO0002     Donald Olson                       Contact:                            Phone: 541/465-0185
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OMNI0002     InfoGroup Northwest                Contact: Matt Moreno                Phone: 541/342-1298
                                 Current: 516.95              30: 0.00           60: 0.00        90+: 0.00          Total: 516.95
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
Cust.#: OREG0002     Oregon Lox                         Contact:                            Phone: 541/726-7824
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: OREG0006     Oregon Medical Group               Contact: Martin Lenk                Phone: 541/687-4900
                                 Current: 147.60              30: 0.00           60: 0.00        90+: 0.00          Total: 147.60
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Cust.#: OREG0012     Oregon Flavor Rack                 Contact:                            Phone: 541/461-3035
                                 Current: 49.95               30: 49.95          60: 0.00        90+: 0.00          Total: 99.90
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Cust.#: OREG0014     Oregon Cotton Mill                 Contact: Ed Reiman                  Phone: 683-9711
                                 Current: 49.95               30: 799.95         60: 0.00        90+: 0.00          Total: 849.90
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Cust.#: ORTI0002     Israel Ortiz                       Contact:                            Phone: 541/683-4349
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: OWEN0002     Dan Owen                           Contact:                            Phone: 541/741-0604
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: OZAN0002     Barbara Ozanich                    Contact: Barbara                    Phone: 541/741-8766
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PACI0002     Pacific 9 Motor Hotel              Contact: Aaron or                   Phone: 541/726-9266
                                                        Mike Gillette
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: PACI0004     Pacific Continental Bank           Contact: Roger Deming               Phone: 541/686-8685
                                 Current: 367.60              30: 0.00           60: 0.00        90+: 0.00          Total: 367.60
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Cust.#: PACI0006     Pacific Radiology                  Contact: Jeannie Herriott           Phone: 344-1578
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PARC0002     Tonya Parcell                      Contact: Tonya Parcell              Phone: 541/741-4782
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PARI0002     Dunkin & Bush                      Contact: Mike Parish                Phone: 541/689-0070
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: PASC0002     Paschelke Massage Center           Contact:                            Phone: 541/933-1606
                                 Current: 39.95               30: 0.00           60: 0.00        90+: 0.00          Total: 39.95
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Cust.#: PATR0002     PatRick Environmental              Contact: Jerry Esser                Phone: 541/746-7528
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: PERS0002     Personnel Source                   Contact: Todd Nadeau                Phone: 541/342-5310
                                 Current: 295.00              30: 0.00           60: 0.00        90+: 0.00          Total: 295.00
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Cust.#: PETE0002     Jim Peterson                       Contact: Jim Peterson               Phone: 541/461-5997
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PETO0002     Jason Petorak                      Contact:                            Phone: 541/988-0194
                                 Current:  0.00               30: 0.00           60: 0.00        90+: 59.85         Total: 59.85
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Cust.#: PHEL0002     Kim Phelps                         Contact: Kim                        Phone: 541/345-3544
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PHIL0002     Harry Phillipo                     Contact: Harry                      Phone: 541/344-4978
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PHIP0004     Mark Phipps                        Contact: Mark                       Phone: 541/344-8242
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PLAN0002     Allan and Linda Plant              Contact: Allan Plant                Phone: 541/747-7798
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PLEG0002     Lorne & Lois Pieger                Contact: Lorne or Lois              Phone: 541/746-9956
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PODO0002     Bob Podolsky                       Contact:                            Phone: 541-485-1449
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: POLE0002     The Dollar Store                   Contact: Larry Polen                Phone: 541/746-6965
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: POPO0002     Mandy Popovec                      Contact:                            Phone: 541/684-8214
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PRAT0002     Jerry D Pratt                      Contact:                            Phone: 541/688-1466

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

                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PRAT0006     Patrice Prater                     Contact:                            Phone: 541/302-5827
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: PREF0002     Karl Prefontaine                   Contact: Karl Prefontaine           Phone: 541/767-0147
                                 Current: 9.60                30: 0.00           60: 0.00        90+: 0.00          Total: 9.60
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Cust.#: PROU0002     Bill Proix                         Contact:                            Phone: 541/342-2220
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: PSCI0002     PSC Inc.                           Contact: Chuck Bake                 Phone:
                                 Current: 703.90              30: 0.00           60: 0.00        90+: 0.00          Total: 703.90
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Cust.#: QUES0004     Quest Marketing                    Contact: Karen Pappel               Phone: 541/302-2832
                                 Current: 398.80              30: 5,430.00       60: 0.00        90+: 0.00          Total: 5,828.80
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Cust.#: QUIC0002     Allan Quick                        Contact: Allan Quick                Phone: 541/726-8646
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RACE0002     George Racette                     Contact:                            Phone: 541/896-3304
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RECT0002     Rob & Ronda Rector                 Contact: Rob & Ronda Rector         Phone: 541/465-1376
                                 Current: 0.00                30: 16.40          60: 16.40       90+: 0.00          Total: 32.80
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Cust.#: REDD0004     Dana Reddington                    Contact:                            Phone: 541/344-2739
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RESC0002     Marlene Resch                      Contact:                            Phone: 541/345-7681
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RETI0002     Retirement Planning Group          Contact: Marty Bauer                Phone: 541/345-7466
                                 Current: 95.00               30: 0.00           60: 0.00        90+: 0.00          Total: 95.00
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Cust.#: RHAY0002     Stephan M. Rhay                    Contact: Stephen Rhay               Phone: 541/484-5490
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RHOL0002     Gary Rholl                         Contact:                            Phone: 541/484-0955
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RICE0002     Wayne Rice                         Contact: Wayne Rice                 Phone: 541/688-0955
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RIGG0002     Amy Riggins                        Contact:                            Phone: 541/747-5901
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RITC0002     Lonnie Ritchie                     Contact:                            Phone: 541/686-9404
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RIVE0002     River Runner Supply                Contact:                            Phone: 541-343-6883
                                 Current: 150.00              30: 0.00           60: 0.00        90+: 0.00          Total: 150.00
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Cust.#: ROBE0002     Elva Roberts                       Contact:                            Phone: 541/746-7151
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: ROCH0004     LuAnne Roche                       Contact:                            Phone: 541/746-1979
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: RODE0002     Stephanie Rodebaugh                Contact:                            Phone: 541/746-9447
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: RONE0002     Gwen Roner                         Contact:                            Phone: 541/942-4078
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: ROPE0002     Barry Roper                        Contact: Barry Roper                Phone: 541/746-3380
                                 Current: 0.00                30: 0.00           60: 39.90       90+: 39.90         Total: 79.80
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Cust.#: ROSE0002     Tracey Rose                        Contact: Tracy                      Phone: 541/686-3344
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: ROSE0004     Nancy Rose                         Contact:                            Phone: 541/686-1690
                                 Current: 94.95               30: 0.00           60: 0.00        90+: 0.00          Total: 94.95
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Cust.#: RUDD0002     Sally Ruddock                      Contact:                            Phone: 541/935-0944
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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
Cust.#: SALA0002     Joe Sala                           Contact: Joe Sala                   Phone: 541/744-9561
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: SAVA0002     Rusty Savage - Eugenenet.com       Contact:                            Phone: 541/465-9645
                                 Current: 251.40              30: 251.40         60: 0.00        90+: 0.00          Total: 502.80
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Cust.#: SCHA0002     Fred Schad                         Contact: Fred                       Phone: 541/689-2609
                                 Current: 32.80               30: 0.00           60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: SCHE0002     Nolan Scheid                       Contact: Nolan Scheid               Phone: 541/683-4167
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SCHE0004     Fred Schenfeld                     Contact:                            Phone: 541/688-7660
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SCHI0002     Carol Schirmer                     Contact:                            Phone:
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHI0004     Joyce Schiro                       Contact:                            Phone: 541/726-7256
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHL0002     Eran Schlesinger                   Contact:                            Phone: 541/954-2602
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHU0002     Penny Schultz                      Contact:                            Phone: 541/343-8230
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCHW0002     Gail Schwieger                     Contact:                            Phone: 541/686-8622
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SCOF0002     Scofield Electric                  Contact: Bob Scofield               Phone:
                                 Current: 0.00                30: 97.50          60: 0.00        90+: 0.00          Total: 97.50
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Cust.#: SELL0002     Richard Sellers                    Contact: Richard Sellers            Phone: 541-338-9395
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SENN0002     Jeff Senn                          Contact: Jeff                       Phone: 541/726-7036
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SERV0002     Service Business Solutions Inc.    Contact: Steve Fuller               Phone: 541-988-1498
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: SEVE0002     Odis and Shirley Severe            Contact: Odis or Shirley            Phone: 541/689-8880
                                 Current: 0.00                30: 49.20          60: 0.00        90+: 0.00          Total: 49.20
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Cust.#: SHAF0004     Gerald Shafer                      Contact:                            Phone: 541-741-8583
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SHAW0002     Mitch Shaw                         Contact:                            Phone: 541/302-2986
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SHER0002     Robert A. Sherman                  Contact:                            Phone: 541/344-7433
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SHIR0002     Rob Shirey                         Contact:                            Phone: 541/465-9218
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SIBB0002     Mark Sibbald                       Contact: Mark Sibbald               Phone: 541/484-4064
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: SILV0002     Steve Silver                       Contact:                            Phone: 541/688-5097
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SIMM0002     Nadyne Simmons                     Contact: Nadyne                     Phone: 541/726-9398
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SIMO0002     Stephen Simons                     Contact:                            Phone: 541/896-0547
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SING0004     Sharon Singleterry                 Contact:                            Phone: 541/995-6784
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SINK0002     Jack Sinkowski                     Contact:                            Phone: 541/343-0021
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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
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
Cust.#: SIRO0002    Karen Siroshton                    Contact:                            Phone: 541/686-6142
                                 Current: 16.40               30: 16.40           60: 0.00        90+: 0.00         Total: 32.80
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Cust.#: SKIN0002    Marilyn Skinner                    Contact:                            Phone: 541/302-6595
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SKOL0002    Ana Skolnik-Strong                 Contact:                            Phone: 541-345-6345
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SMIT0006    Adam Smith                         Contact:                            Phone: 541/485-1850
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SMIT0008    Dan Smith                          Contact: Dan Smith                  Phone: 541/687-1866
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SMIT0010    Leon Smith                         Contact: Leon Smith                 Phone: 541/689-8409
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SMIT0012    Ruby Smith                         Contact: Ruby Smith                 Phone: 541/895-2431
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: SMIT0018    Bob & Linda Smith                  Contact:                            Phone: 726-0705
                                 Current: 39.90               30: 0.00           60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: SMIT0020    Shara Smith                        Contact:                            Phone: 343-3024
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: SMIT0022    Karen Smith                        Contact:                            Phone: 541-689-8455
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SOLW0002    Barry Solway                       Contact:                            Phone: 541/465-8988
                                 Current: 16.40               30: 16.40           60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: SOYK0002    Jennifer M. Soyke                  Contact: Jennifer Soyke or          Phone: 541-988-1182
                                                                Jeff Willenky
                                 Current: 16.40               30: 16.40           60: 0.00       90+: 0.00           Total: 32.80
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Cust.#: SPAR0002    Ann Sparks                         Contact:                            Phone: 541/485-8177
                                 Current: 0.00                30: 59.85           60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: SPOR0002    Sports Car Shop                    Contact:                            Phone: 541/342-1520
                                 Current: 19.95               30: 0.00            60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STAN0002    Stangeland & Assoc. Inc.           Contact:                            Phone: 541/484-7367
                                 Current: 36.35               30: 36.35           60: 0.00        90+: 0.00          Total: 72.70
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Cust.#: STCL0002    Cindy StClair                      Contact:                            Phone: 746-4812
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: STEI0006    Virgil C Stein                     Contact:                            Phone: 541/484-9001
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STEP0002    Stephenson & Stephenson            Contact: Dr. Stephenson             Phone: 541/349-0808
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STEP0004    Roger Stephen                      Contact:                            Phone: 541-338-0610
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STEV0002    Marilyn Stevenson                  Contact: Marilyn                    Phone: 541/836-2490
                                 Current: 35.00               30: 0.00           60: 0.00        90+: 0.00          Total: 35.00
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Cust.#: STIL0002    Valerie Stilwell                   Contact:                            Phone: 541/334-6965
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STOL0002    Luther Stole                       Contact: Luther                     Phone: 541/342-3440
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STRE0002    Bill Stredde                       Contact: Bill                       Phone: 541/485-6330
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: STRU0002    Dave Strutin                       Contact: Dave                       Phone: 343-7537
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: STUB0002    Gary Stuber                        Contact:                            Phone: 541/686-2474
                                 Current: 19.95                30: 0.00           60: 0.00        90+: 0.00         Total: 19.95
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Cust.#: STUC0002    Judith L Stucky                    Contact:                            Phone: 541/747-6496
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                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SUCL0002    Gigi Suclescly                     Contact:                            Phone: 541/485-7538
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SULL0002    Rolly Sullivan                     Contact:                            Phone: 541/461-3610
                                 Current: 0.00                30: 65.60          60: 0.00        90+: 0.00          Total: 65.60
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Cust.#: SUPE0002    Superior Steel                     Contact: Zef Davis                  Phone: 541/461-1764
                                 Current: 95.00               30: 0.00           60: 0.00       90+: 0.00          Total: 95.00
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Cust.#: SWAD0002    Sara Swader                        Contact:                            Phone: 541/461-3785
                                 Current: 59.85               30: 0.00           60: 0.00        90+: 0.00          Total: 59.85
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Cust.#: SWAN0002    Swanson's Pest Management          Contact:                            Phone: 541/688-2323
                                 Current: 99.90               30: 0.00           60: 0.00        90+: 0.00          Total: 99.90
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Cust.#: SWEE0002    Kevin Sweeney                      Contact: Kevin Sweeney              Phone: 541/484-9176
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: SWIN0002    Carmella Swinney                   Contact:                            Phone: 541/747-6470
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: SYNA0002    SynapTech                          Contact:                            Phone: 541/342-7865
                                 Current: 24.95               30: 0.00           60: 0.00        90+: 0.00          Total: 24.95
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Cust.#: TACO0002    TacoTime International, Inc.       Contact: Clark Brown                Phone: 541/687-8222
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: TEMP0002    Chuck & Bonnie Temple              Contact: Chuck or Bonnie            Phone: 541/747-7050
                                 Current: 16.40               30: 81.40          60: 0.00        90+: 0.00          Total: 97.80
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Cust.#: TEMP0004    Templex Technology                 Contact:                            Phone: 541/683-7474
                                 Current: 150.00              30: 150.00         60: 0.00        90+: 0.00          Total: 300.00
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Cust.#: TEST0004    Test Testerman                     Contact:                            Phone: 123-1234
                                 Current: 0.00                30: 0.00           60: 80.00       90+: 0.00          Total: 80.00
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Cust.#: THAX0002    Mick Thaxton                       Contact: Mick Thaxton               Phone: 541/895-5434
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THIE0002    Deborah Thiessen                   Contact: Deborah Thiessen           Phone: 541/343-7118
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: THOM0002    Martha Warren Thomas               Contact:                            Phone: 541/741-8073
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: THOM0004    Stan Thomas                        Contact: Stan                       Phone: 541/687-9043
                                 Current: 19.35               30: 16.40          60: 0.00        90+: 0.00          Total: 35.75
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Cust.#: THOM0010    Neil J Thompson                    Contact:                            Phone: 541/998-8791
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THOM0016    Randy Thompson                     Contact: Randy                      Phone: 541/942-2601
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THOM0018    Ben Thompson                       Contact:                            Phone: 541/726-8659
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: THOM0022    Mike Thompson                      Contact:                            Phone: 541.461.9815
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: THOM0024    Marilyn Thoms                      Contact:                            Phone: 541-942-7564
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: THOR0002    Christel Thorin                    Contact: Christel                   Phone: 541/345-4680
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: TICK0002    Arthur Ticknor                     Contact:                            Phone: 541/343-0636
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TIND0002    Brad Tindall                       Contact: Brad Tindall               Phone: 541/484-6824
                                 Current: 0.00                30: 0.00           60: 32.80       90+: 16.40         Total: 49.20
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Cust.#: TINN0002    Richard Tinney                     Contact: Richard Tinney             Phone: 541/343-1720
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95


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
Cust.#: TOMI0002     Gradh Tomic                        Contact:                            Phone: 541/367-6600
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TOMP0002     Gabe Tompkins                      Contact:                            Phone: 541/687-8451
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRAC0002     Michael W Tracy                    Contact: Mike Tracy                 Phone: 541/995-8009
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRAN0002     Transport Engineering Inc.         Contact: Rhonda McKinney            Phone: 541/937-4249
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRAV0002     Travel Team                        Contact: Aggie Wild                 Phone: 541/343-1219
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TRIP0002     Michael Tripp                      Contact:                            Phone: 541/345-3975
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: TRUP0002     James Trupp                        Contact:                            Phone: 541/744-8939
                                 Current: 0.00                30: 0.00           60: 0.00        90+: 39.90         Total: 39.90
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Cust.#: TURN0002     Susan Turnbow                      Contact: Susan Trunbow              Phone: 541/683-8622
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: TURN0004     Les Turner                         Contact:                            Phone: 541/726-0630
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: UEMU0002     Yoshiko Uemura                     Contact:                            Phone: 541-683-3248
                                 Current: 32.45               30: 0.00           60: 0.00        90+: 0.00          Total: 32.45
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Cust.#: URLI0002     Sue Ulrich                         Contact: Sue Ulrich                 Phone: 541/485-8623
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: URLI0004     Dave Ulrickson                     Contact:                            Phone: 541/461-9382
                                 Current: 16.40               30: 0.00           60: 0.00       90+: 0.00           Total: 16.40
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Cust.#: UNDE0002     Chris Underwood                    Contact: Chris                      Phone: 541/744-9674
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: UNIV0002     University Cyber Shops             Contact:                            Phone: 541/338-9221
                                 Current: 649.80              30: 0.00           60: 0.00        90+: 0.00          Total: 649.80
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Cust.#: VALE0002     Dee Valenti                        Contact: Dee Valenti                Phone: 541/746-2673
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: VAND0002     Kim Vanderkley                     Contact: Kim Vanderkley             Phone: 541/431-1506
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: VAND0004     Martin Vanderzwan                  Contact: Martin                     Phone: 541/343-4814
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VANH0002     Julie VanHandel                    Contact:                            Phone: 541/683-5548
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VANM0002     John VanMeter                      Contact: John VanMeter              Phone: 541/688-5798
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VANN0002     Lynn Van Norman                    Contact: Lynn                       Phone: 541/344-6759
                                 Current: 19.95               30: 19.95          60: 0.00        90+: 0.00          Total: 39.90
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Cust.#: VERO0002     Paul Veronin                       Contact: Paul Veronin               Phone: 541/896-0158
                                 Current: 13.35               30:  0.00          60: 0.00        90+: 0.00          Total: 13.35
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Cust.#: VERS0002     VersaLogic Corporation             Contact: Randall                    Phone: 541/485-8575
                                 Current: 0.00                30: 2,550.00       60: 0.00        90+: 0.00          Total: 2,550.00
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Cust.#: VIEW0002     Viewtouch Inc                      Contact:                             Phone: (541)344-7990
                                 Current: 123.20              30: 123.20         60: 272.50        90+: 320.40      Total: 839.30
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Cust.#: VINC0002     Nancy Vincent                      Contact:                            Phone: 541/683-2155
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VINE0002     Joel Viney                         Contact: Joel Viney                 Phone: 541/744-2637
                                 Current: 19.95                30: 0.00           60: 0.00        90+: 0.00         Total: 19.95
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Cust.#: VISI0002     Visions                            Contact:                            Phone: 541/985-8131
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VITO0002     Vitos Cork Reporter                Contact: Tom Robertson              Phone: 342-4552
                                 Current: 49.95               30: 1,124.90       60: 0.00        90+: 0.00          Total: 1,174.85
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Cust.#: VOLK0002     Vickie Volkman                     Contact: Vickie                     Phone: 541/607-9046
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: VUHU0002     Huy Vu                             Contact:                            Phone: 541/344-8670
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 0.00          Total: 19.95
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Cust.#: WALK0002     Bridget Walker                     Contact:                            Phone: 541/607-5668
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WALK0004     George Walker                      Contact: George                     Phone: 541/747-8151
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WALL0002     Mike Wallin                        Contact: Mike                       Phone: 541/687-1481
                                 Current: 0.00                30: 16.40          60: 32.80        90+: 12.80        Total: 62.00
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Cust.#: WAND0002     Lisa Wandler                       Contact: Lisa Wandler               Phone: 541/998-9584
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WARR0004     James Warren                       Contact:                            Phone: 541/302-6837
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WASH0002     Don Washington                     Contact: Don                        Phone: 541/747-3527
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WATE0002     Micky Waters                       Contact:                            Phone: 541/687-9338
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WATE0004     Richard Waterson                   Contact: Richard                    Phone: 541/341-3920
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WATE0006     Water Brothers Construction Inc.   Contact:                            Phone: 541-485-8006
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust.#: WATK0002     KC Watkins                         Contact: KC Watkins                 Phone: 541/688-1644
                                 Current: 0.00                30: 0.00           60: 19.95       90+: 92.30         Total: 112.25
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Cust.#: WAYL0002     Ken Wayland                        Contact:                            Phone: 541/302-1843
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WEAV0002     Pam Weaver                         Contact: Pam                        Phone: 541/302-1801
                                 Current: 29.95               30: 0.00           60: 0.00        90+: 0.00          Total: 29.95
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Cust.#: WEBE0002     Charles Weber                      Contact:                            Phone: 541/687-0860
                                 Current: 0.00                30: 0.00           60: 0.00        90+: 89.40         Total: 89.40
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Cust.#: WEHR0002     Jia Wehrman                        Contact:                            Phone: 541/431-0273
                                 Current: 0.00                30: 0.00           60: 45.80        90+: 22.90        Total: 68.70
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Cust.#: WEIS0002     Elaine Weiss                       Contact: Elaine Weiss               Phone: 541/726-8826
                                 Current: 16.40               30: 16.40          60: 0.00        90+: 0.00          Total: 32.80
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Cust.#: WEIT0002     Edward Weitzel                     Contact: Edward                     Phone: 541-746-1418
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WELC0004     Marcus and Janet Welch             Contact:                            Phone: 541/937-2775
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust.#: WELL0002     Benjamin John Wells                Contact:                            Phone: 541/607-6869
                                 Current: 0.00                30: 98.40          60: 0.00        90+: 0.00          Total: 98.40
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Cust.#: WEST0002     Lanny West                         Contact:                            Phone: 541-484-5776
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust.#: WHAT0002     WhatIUse/Creative Clock            Contact: J.D. Olson/Mick Thaxton    Phone: 541/344-3445
                                 Current: 0.00                30: 149.85         60: 149.85      90+: 0.00          Total: 299.70
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Cust.#: WHEE0004     Estate Planning Services           Contact: Robert Wheeler             Phone: 541/344-5620
                                 Current: 69.30               30: 0.00           60: 0.00        90+: 0.00          Total: 69.30
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Cust.#: WHIP0002     David Whipple                      Contact:                            Phone: 541/683-2772


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

                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
-----------------------------------------------------------------------------------------------------------------------------------
Cust#: WHIT0004     Suzane Whittington                 Contact: Ransom                     Phone: 541/461-0207
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust#: WHIT0008     James C White                      Contact:                            Phone: 541/687-1441
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: WHIT0010     Scott Whiteford                    Contact:                            Phone: 541/431-0554
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: WILH0002     Gerald Wilheim                     Contact:                            Phone: 541/683-5941
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust#: WILL0008     Willamalane Parks and              Contact: David Pierpoint            Phone: 541/726-4335
                                 Current: 49.95               30: 0.00           60: 0.00        90+: 0.00          Total: 49.95
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Cust#: WILL0012     Willamette Beverage Co.            Contact: Tim Luck                   Phone: 541/687-0251
                                 Current: 95.00               30: 0.00           60: 0.00        90+: 0.00          Total: 95.00
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Cust#: WILS0004     Rita Wilson                        Contact: Rita Wilson                Phone: 541/689-3086
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: WINE0002     Barry Winebrenner                  Contact:                            Phone: 541/484-6268
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: WISW0002     Wiswall & Walsh                    Contact:                            Phone: 541/484-6630
                                 Current: 74.95               30: 0.00           60: 0.00        90+: 0.00          Total: 74.95
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Cust#: WITT0002     Kevin Witt                         Contact:                            Phone: 541/345-3487
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: WOBB0002     Debbie Wobbe                       Contact:                            Phone: 541/689-9541
                                 Current: 16.40               30: 0.00           60: 0.00       90+: 0.00           Total: 16.40
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Cust#: WOOD0002     Peter Woods                        Contact:                            Phone: 541/998-1832
                                 Current: 16.40               30: 0.00           60: 0.00        90+: 0.00          Total: 16.40
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Cust#: WOOD004      Kenneth Woods                      Contact:                            Phone: 541/688-7154
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: WRIG0004     Jennifer Wright                    Contact:                            Phone: 541-338-0882
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: YOUN0004     Joyce and Jim Young                Contact:                            Phone: 541/345-6749
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: YOUN0006     Judy Young                         Contact:                            Phone: 541-942-7833
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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Cust#: ZART0002     David Zartman                      Contact:                            Phone: 541/485-9123
                                 Current: 19.95               30: 0.00           60: 0.00        90+: 0.00          Total: 19.95
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                                        CURRENT                     30                 60              90+             TOTAL DUE
              GRAND TOTALS:           33,572.28              25,035.98           3,501.30         1,009.00             63,118.56

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